Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1−K

ANNUAL REPORT PURSUANT TO REGULATION A

OF THE SECURITIES ACT OF 1933

For the fiscal year ended December 31, 2021

My Racehorse CA LLC

(Exact name of issuer as specified in its charter)

Nevada	83-0848007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Kentucky Ave, Suite 110, Lexington KY, 40502

(Full mailing address of principal executive offices)

909-740-9175

(Issuer’s telephone number, including area code)

www.myracehorse.com

(Issuer’s website)

Series LLC Interests*

(Title of each class of securities issued pursuant to Regulation A)

(*Certain Series LLC Interests are qualified but not yet issued under Reg. A)

TABLE OF CONTENTS

MY RACEHORSE CA LLC

i

Use of Terms

Except as otherwise indicated by the context and for the purposes of this Annual Report on Form 1-K only (the “Annual Report”), references in this Annual Report to “we,” “us,” “our”, “MRH”, “our company”, or the “Company” refer to My Racehorse CA LLC, a Nevada series limited liability company.

Special Note Regarding Forward Looking Statements

The information contained in this Annual Report includes some statements that are not historical and that are considered “forward-looking statements”. Such forward-looking statements include, but are not limited to, statements regarding:

•	our development plans for our business;
•	our strategies and business outlook;
•	the racing prospects for the respective Underlying Assets;
•	potential distributions or dividends of race winnings and other revenue sources;
•	anticipated development of the Company, the Manager and each Series of the Company;
•	the overall growth of the horse racing industry;
•	our compliance with regulatory matters (including the Investment Company Act, Investment Advisers Act and state securities regulations);
•	the development of the MyRacehorse™ Platform (defined below);
•	our future results, performance, liquidity, financial condition, prospects and opportunities; and
•	various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations).

Such statements are based upon information currently available to our company, our management, and our interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events.

Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words like “anticipates”, “believes”, “continue”, “could”, “estimates”, “expects”, “intends”, “may”, “might”, “plans”, “possible”, “potential”, “predicts”, “projects”, “seeks”, “should”, “will”, “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, but the absence of these words does not mean that a statement is not forward-looking. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, these forward-looking statements as a result of various risks, uncertainties and other factors. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” included in our Offering Statement on Form 1-A (the “Original Offering Statement”; file no. 024-10896) filed with the Securities and Exchange Commission (the “Commission” or “SEC”) on September 10, 2018, and qualified by the Commission on February 22, 2019, as amended and supplemented by post-qualification amendments to date, as well as our new Offering Statement on Form 1-A (file no. 024-11808) filed with the SEC on February 22, 2022 and not yet qualified (the “New Offering Statement and together with the Original Offering Statement, the “Offering Statements”) and matters described in this Annual Report generally. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Annual Report will in fact occur.

Potential investors should not place undue reliance on any forward-looking statements, and should not make an investment decision based solely on these forward-looking statements. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Although the forward-looking statements in this Annual Report reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by them. The projections, estimates and expectations are presented in this Annual Report only as a guide about future possibilities and do not represent actual amounts or assured events. All the projections and estimates are based exclusively on our management’s own assessment of our business, the industry in which we work and the economy at large and other operational factors, including capital resources and liquidity, financial condition, fulfillment of contracts and opportunities. Consequently, and because forward-looking statements are inherently subject to risks and uncertainties, the Company cannot guarantee future results, and the actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. You are urged to carefully review and consider the various disclosures made by us in this Annual Report, in the New Offering Statement (and as amended and supplemented by post-qualification amendments to date) and in our other reports as we attempt to advise interested parties of the risks and factors that may affect our business, financial condition, and results of operations and prospects.

ii

ITEM 1. BUSINESS

Explanatory Note

The Original Offering Statement was filed by the Company on September 10, 2018, and has been amended by the Company on numerous occasions since that date. The Original Offering Statement, as amended by pre-qualification amendments, was qualified by the Commission on February 22, 2019. Since that date, certain post-qualification amendments to the Original Offering Statement have also been qualified by the Commission. On February 22, 2022, the Company filed the New Offering Statement which has not yet been qualified by the Commission but which extended the qualification of certain outstanding Series Interests included therein until the earlier of (i) 180 calendar days or (ii) the date of qualification of the New Offering Statement, as provided by Rule 251(d(3)(i)(F).

Different Series of the Company have already been offered, or have been qualified but not yet launched as of the date hereof, by the Company under the Original Offering Statement, as amended and qualified. Each such Series of the Company will continue to be offered and sold by the Company pursuant to the New Offering Statement until sold out, subject to the offering conditions contained in the New Offering Statement. The Series already qualified under the Offering Statements as of the date hereof are as follows:

Series Name	Horse Name (if different)	Qualification Date:
Form 1-A
Series Palace Foal	Ocean Magic 18	February 22, 2019
POS-AM #2
Series De Mystique ‘17	Dancing Destroyer	June 6, 2019
POS-AM #3
Series Martita Sangrita 17	Carpe Vinum	July 11, 2019
Series Daddy’s Joy	-	July 11, 2019
Series Vertical Threat	-	July 11, 2019
Series Shake it Up Baby	-	July 11, 2019
Series Tizamagician	-	July 11, 2019
POS-AM #4
Series Power Up Paynter	-	July 25, 2019
Series Two Trail Sioux 17	Annahilate	July 25, 2019
Series Wayne O	-	July 25, 2019
POS-AM #5
Series Big Mel	-	September 6, 2019
POS-AM #6
Series Amandrea	-	October 11, 2019
Series Keertana 18	American Heiress	October 11, 2019
Series Sunny 18	Solar Strike	October 11, 2019
Series Lazy Daisy	-	October 11, 2019
POS-AM #7
Series New York Claiming Package (1)	(i) Augusta Moon; and (ii) Hizaam	December 18, 2019
Series The Filly Four (2)	(i) Moonlight d’Oro; (ii) Joyful Addiction; (iii) Lady Valentine; and (iv) Shared Empire	December 18, 2019

1

POS-AM #8
Series Lane Way	-	February 19, 2020
POS-AM #10
Series Mo Mischief	-	May 13, 2020
Series Deep Cover	-	May 13, 2020
Series Big Mel (Addtl. 9% Interest)	-	May 13, 2020
Series Sunny 18 (Addtl. 9% Interest)	Solar Strike	May 13, 2020
POS-AM #11
Series Popular Demand	-	June 5, 2020
POS-AM #12
Series Authentic	-	June 26, 2020
Series Storm Shooter	-	June 26, 2020
POS-AM #15
Series Thirteen Stripes	-	August 7, 2020
Series Naismith	-	August 7, 2020
Series NY Exacta (3)	(i) Quick Conversation; and (ii) Psychedelic Shack	August 7, 2020
POS-AM #18
Series Apple Down Under 19	Howboutdemapples	October 30, 2020
Series Just Louise 19	Forbidden Kingdom	October 30, 2020
Series Lost Empire 19	Laforgia	October 30, 2020
POS-AM #19
Series Man Among Men	-	November 12, 2020
Series Frosted Oats	-	November 12, 2020
Series Tapitry 19	Infinite Empire	November 12, 2020
Series Classofsixtythree 19	Sixtythreecaliber	November 12, 2020
Series Cayala 19	Provacateur	November 12, 2020
Series Margaret Reay 19	A Mo Reay	November 12, 2020
Series Awe Hush 19	Can’t Hush This	November 12, 2020
Series Exonerated 19	Above Suspicion	November 12, 2020
Series Speightstown Belle 19	Ancient Royalty	November 12, 2020
Series Consecrate 19	Sacred Beauty	November 12, 2020
Series Latte Da 19	Inalattetrouble	November 12, 2020
Series Midnight Sweetie 19	Dolce Notte	November 12, 2020
Series Ambleside Park 19	Lookwhogotlucky	November 12, 2020
Series Athenian Beauty 19	Quantum Theory	November 12, 2020
Series Future Stars Stable (4)

(i)       Man Among Men;

(ii)      Frosted Oats;

(iii)     Tapitry 19;

(iv)     Classofsixtythree 19;

(v)      Cayala 19;

(vi)     Margaret Reay 19;

(vii)    Awe Hush 19;

(viii)   Exonerated 19;

(ix)      Speightstown Belle 19;

(x)       Consecrate 19;

(xi)      Latte Da 19;

(xii)     Midnight Sweetie 19;

(xiii)    Ambleside Park 19; and

(xiv)    Athenian Beauty 19

November 12, 2020
Series Collusion Illusion	-	November 12, 2020

2

POS-AM #23
Series Monomoy Girl	–	April 14, 2021
Series Got Stormy	–	April 14, 2021
Series Social Dilemma	–	April 14, 2021
POS-AM #24 and #25
Series Carrothers	–	April 30, 2021
Series Going to Vegas	–	April 30, 2021
Series Ari the Adventurer 19	Kanthari	April 30, 2021
Series Wonder Upon a Star 19	Star Six Nine	April 30, 2021
Series Echo Warrior 19	Hero Status	April 30, 2021
POS-AM #26
Series Silverpocketsfull 19	Iron Works	May 10, 2021
Series Who'sbeeninmybed 19	Micro Share	May 10, 2021
Series Into Summer 19	Malibu Mayhem	May 10, 2021
Series Mrs Whistler	–	May 10, 2021
Series Race Hunter 19	Chasing Time	May 10, 2021
Series Co Cola 19	Search Engine	May 10, 2021
Series Vow	–	May 10, 2021
Series You Make Luvin Fun 19	Magical Ways	May 10, 2021
Series Miss Sakamoto	–	May 10, 2021
Series Courtisane 19	Tap the Gavel	May 10, 2021
Series Grand Traverse Bay 19	Cornice Traverse	May 10, 2021
POS-AM #27
Series Our Miss Jones 19	–	June 23, 2021
Series Margarita Friday 19	Straight No Chaser	June 23, 2021
Series Queen Amira 19	Regal Rebel	June 23, 2021
Series Salute to America	–	June 23, 2021
Series Desire Street 19	Always Hopeful	June 23, 2021
POS-AM #30
Series Duke of Love	–	October 14, 2021
Series War Safe	–	October 14, 2021
Series Tufnel	–	October 14, 2021
Series Classic Cut	–	October 14, 2021
Series Essential Rose 20	Rosie’s Alibi	October 14, 2021
Series Who Runs the World	–	October 14, 2021
Series Balletic	–	October 14, 2021
Series Song of Bernadette 20	Cable Boss	October 14, 2021
POS-AM #32
Series Daring Dancer 20		January 20, 2022
Series Grand Traverse Bay 20		January 20, 2022
Series Chad Brown Bundle (5)	(i) Ein Gedi (ii) Night Combat (iii) Three Jewels	January 20, 2022

____________________

(1) Series New York Claiming Package is comprised of two (2) horses, (i) a 2016 Filly named, Augusta Moon, and (ii) a 2015 Colt named, Hizaam. On December 22, 2019, Augusta Moon, one of the two Underlying Assets of Series New York Claiming Package, was claimed/purchased from a race for $35,000. See below for more information.

(2) Series The Filly Four is comprised of four (4) horses, (i) a 2018 Filly named, Moonlight d’Oro (formerly Venetian Sonata 18), (ii) a 2018 Filly named, Joyful Addiction (formerly My Sweet Addiction 18), (iii) a 2018 Filly named, Lady Valentine (formerly My Lady Lauren 18), and (iv) a 2018 Filly named, Shared Empire (formerly Sapucai 18).

3

(3) Series NY Exacta is comprised of two (2) horses, (i) a 2018 Filly named Quick Conversation, and (ii) a 2018 Colt named Psychedelic Shack.

(4) Series Future Stars Stable is comprised of fourteen (14) horses, (i) a 2019 Colt named, Man Among Men, (ii) a 2019 Filly named, Frosted Oats, (iii) a 2019 Filly named, Infinite Empire (formerly Tapitry 19), (iv) a 2019 Filly named, Sixtythreecaliber (formerly Classofsixtythree 19), (v) a 2019 Colt named, Provocateur (formerly Cayala 19), (vi) a 2019 Filly named, A Mo Reay (formerly Margaret Reay 19), (vii) a 2019 Colt named, Can’t Hush This (formerly Awe Hush 19), (viii) a 2019 Filly named, Above Suspicion (formerly Exonerated 19), (ix) a 2019 Colt named, Ancient Royalty (formerly Speightstown Belle 19), (x) a 2019 Filly named, Sacred Beauty (formerly Consecrate 19), (xi) a 2019 Filly named Inalattetrouble (formerly Latte Da 19), (xii) a 2019 Filly named, Dolce Notte (formerly Midnight Sweetie 19), (xiii) a 2019 Colt named, Lookwhogotlucky (formerly Ambleside Park 19), and (xiv) a 2019 Colt named, Quantum Theory (formerly Athenian Beauty 19).

(5) Series Chad Brown Bundle is comprised of three (3) horses, (i) a 2020 Filly named Night Combat, (ii) a 2020 Colt named Three Jewels and (iii) a 2020 Filly named Ein Gedi.

Active Series

Of such Series, the following Series Interests have been qualified under Regulation A and are actively selling Series Interests as of the date hereof:

Series Membership Interests Overview
Active Offerings (Previously Qualified)
		Number of Shares	Price to Public	Underwriting Discounts and Commissions (1)(2)	Proceeds to Issuer (3)
Series Daring Dancer 20	Per Unit	1	$135.00	$1.35	$133.65
	Total Maximum	750	$101,250.00	$1,012.50	$100,237.50

Series Chad Brown Bundle	Per Unit	1	$234.00	$2.34	$231.66
	Total Maximum	5,000	$1,170,000.00	$11,700.00	$1,158,300.00

Series War Safe	Per Unit	1	$146.00	$1.46	$144.54
	Total Maximum	2,000	$292,000.00	$2,920.00	$289,080.00

Series Who Runs the World	Per Unit	1	$104.00	$1.04	$102.96
	Total Maximum	5,100	$530,400.00	$5,304.00	$525,096.00

Series Balletic	Per Unit	1	$80.00	$0.80	$79.20
	Total Maximum	10,000	$800,000.00	$8,000.00	$792,000.00

Series Song of Bernadette 20	Per Unit	1	$97.00	$0.97	$96.03
	Total Maximum	5,100	$494,700.00	$4,947.00	$489,753.00

Series Margarita Friday 19	Per Unit	1	$166.00	$1.66	$164.34
	Total Maximum	2,000	$332,000.00	$3,320.00	$328,680.00

Series Tufnel	Per Unit	1	$62.00	$0.62	$61.38
	Total Maximum	5,200	$322,400.00	$3,224.00	$319,176.00

Series You Make Luvin Fun 19	Per Unit	1	$75.00	$0.75	$74.25
	Total Maximum	6,000	$450,000.00	$4,500.00	$445,500.00

4

Closed Offerings

Of such Series, the following Series Interests have been qualified under Regulation A and have subsequently either been terminated or closed after selling out of such Series Interests as of the date hereof:

Series Membership Interests Overview
Closed/Terminated Offerings (27)
		Number of Shares	Price to Public	Underwriting Discounts and Commissions (1)(2)	Proceeds to Issuer (3)
Series Vertical Threat (4)	Per Unit	1	$210.00	$0.00	$210.00
	Total Maximum	537	$112,770.00	$0.00	$112,770.00

Series Amandrea (16)	Per Unit	1	$295.00	$0.00	$295.00
	Total Maximum	550	$162,250.00	$0.00	$162,250.00

Series Keertana 18	Per Unit	1	$100.00	$0.00	$100.00
	Total Maximum	5,100	$510,000.00	$0.00	$510,000.00

Series Lazy Daisy	Per Unit	1	$115.00	$0.00	$115.00
	Total Maximum	1,250	$143,750.00	$0.00	$143,750.00

Series The Filly Four (7)	Per Unit	1	$180.00	$0.00	$180.00
	Total Maximum	8,000	$1,440,000.00	$0.00	$1,440,000.00

Series Popular Demand (18)	Per Unit	1	$244.00	$0.00	$244.00
	Total Maximum	1,020	$248,880.00	$0.00	$248,880.00

Series Authentic	Per Unit	1	$206.00	$0.00	$206.00
	Total Maximum	12,500	$2,575,000.00	$0.00	$2,575,000.00

Series Storm Shooter	Per Unit	1	$162.00	$0.00	$162.00
	Total Maximum	2,000	$324,000.00	$0.00	$324,000.00

Series Naismith	Per Unit	1	$152.00	$0.00	$152.00
	Total Maximum	2,000	$304,000.00	$0.00	$304,000.00

Series NY Exacta (8)	Per Unit	1	$228.00	$0.00	$228.00
	Total Maximum	2,000	$456,000.00	$0.00	$456,000.00

Series Palace Foal	Per Unit	1	$120.00	$0.00	$120.00
	Total Maximum	510	$61,200.00	$0.00	$61,200.00

Series De Mystique '17	Per Unit	1	$140.00	$0.00	$140.00
	Total Maximum	250	$35,000.00	$0.00	$35,000.00

Series Martita Sangrita 17 (12)	Per Unit	1	$320.00	$0.00	$320.00
	Total Maximum	576	$184,320.00	$0.00	$184,320.00

5

Series Daddy's Joy	Per Unit	1	$180.00	$0.00	$180.00
	Total Maximum	600	$108,000.00	$0.00	$108,000.00

Series Shake It Up Baby	Per Unit	1	$130.00	$0.00	$130.00
	Total Maximum	250	$32,500.00	$0.00	$32,500.00

Series Tizamagician (13)	Per Unit	1	$320.00	$0.00	$320.00
	Total Maximum	339	$108,480.00	$0.00	$108,480.00

Series Power Up Paynter (24)	Per Unit	1	$190.00	$0.00	$190.00
	Total Maximum	600	$114,000.00	$0.00	$114,000.00

Series Wayne O	Per Unit	1	$95.00	$0.00	$95.00
	Total Maximum	6,000	$570,000.00	$0.00	$570,000.00

Series New York Claiming Package	Per Unit	1	$140.00	$0.00	$140.00
	Total Maximum	510	$71,400.00	$0.00	$71,400.00

Series Lane Way (14)	Per Unit	1	$90.00	$0.00	$90.00
	Total Maximum	6,000	$540,000.00	$0.00	$540,000.00

Series Big Mel (5)	Per Unit	1	$121.00	$0.00	$121.00
	Total Maximum	6,000	$726,000.00	$0.00	$726,000.00

Series Two Trail Sioux 17	Per Unit	1	$300.00	$0.00	$300.00
	Total Maximum	450	$135,000.00	$0.00	$135,000.00

Series Sunny 18 (6)	Per Unit	1	$65.00	$0.00	$65.00
	Total Maximum	6,000	$390,000.00	$0.00	$390,000.00

Series Mo Mischief (17)	Per Unit	1	$75.00	$0.00	$75.00
	Total Maximum	5,100	$382,500.00	$0.00	$382,500.00

Series Deep Cover (11)	Per Unit	1	$220.00	$0.00	$220.00
	Total Maximum	800	$176,000.00	$0.00	$176,000.00

Series Thirteen Stripes	Per Unit	1	$229.00	$0.00	$229.00
	Total Maximum	1,000	$229,000.00	$0.00	$229,000.00

Series Man Among Men	Per Unit	1	$273.00	$2.73	$270.27
	Total Maximum	820	$223,860.00	$2,238.60	$221,621.40

6

Series Frosted Oats	Per Unit	1	$42.00	$0.42	$41.58
	Total Maximum	4,100	$172,200.00	$1,722.00	$170,478.00

Series Tapitry 19	Per Unit	1	$273.00	$2.73	$270.27
	Total Maximum	820	$223,860.00	$2,238.60	$221,621.40

Series Classofsixtythree 19	Per Unit	1	$193.00	$1.93	$191.07
	Total Maximum	1,000	$193,000.00	$1,930.00	$191,070.00

Series Margaret Reay 19	Per Unit	1	$301.00	$3.01	$297.99
	Total Maximum	820	$246,820.00	$2,468.20	$244,351.80

Series Awe Hush 19	Per Unit	1	$164.00	$1.64	$162.36
	Total Maximum	1800	$295,200.00	$2,952.00	$292,248.00

Series Exonerated 19	Per Unit	1	$169.00	$1.69	$167.31
	Total Maximum	820	$138,580.00	$1,385.80	$137,194.20

Series Speightstown Belle 19	Per Unit	1	$139.00	$1.39	$137.61
	Total Maximum	900	$125,100.00	$1,251.00	$123,849.00

Series Latte Da 19	Per Unit	1	$35.00	$0.35	$34.65
	Total Maximum	4,100	$143,500.00	$1,435.00	$142,065.00

Series Midnight Sweetie 19	Per Unit	1	$148.00	$1.48	$146.52
	Total Maximum	820	$121,360.00	$1,213.60	$120,146.40

Series Ambleside Park 19	Per Unit	1	$205.00	$2.05	$202.95
	Total Maximum	410	$84,050.00	$840.50	$83,209.50

Series Athenian Beauty 19 (25)	Per Unit	1	$47.00	$0.47	$46.53
	Total Maximum	1,800	$84,600.00	$846.00	$83,754.00

Series Apple Down Under 19 (22)	Per Unit	1	$173.00	$1.73	$171.27
	Total Maximum	600	$103,800.00	$1,038.00	$102,762.00

Series Motion Emotion	Per Unit	1	$84.00	$0.84	$83.16
	Total Maximum	1,020	$85,680.00	$856.80	$84,823.20

Series Action Bundle (10)	Per Unit	1	$31.00	$0.31	$30.69
	Total Maximum	10,000	$310,000.00	$3,100.00	$306,900.00

Series Just Louise 19	Per Unit	1	$229.00	$2.29	$226.71
	Total Maximum	1,020	$233,580.00	$2,335.80	$231,244.20

7

Series Lost Empire 19	Per Unit	1	$35.00	$0.35	$34.65
	Total Maximum	10,200	$357,000.00	$3,570.00	$353,430.00

Series Cayala 19	Per Unit	1	$91.00	$0.91	$90.09
	Total Maximum	4,100	$373,100.00	$3,731.00	$369,369.00

Series Consecrate 19 (23)	Per Unit	1	$157.00	$1.57	$155.43
	Total Maximum	410	$64,370.00	$643.70	$63,726.30

Series Future Stars Stable (9)	Per Unit	1	$50.00	$0.50	$49.50
	Total Maximum	10,000	$500,000.00	$5,000.00	$495,000.00

Series Collusion Illusion (15)	Per Unit	1	$30.00	$0.30	$29.70
	Total Maximum	25,000	$750,000.00	$7,500.00	$742,500.00

Series Monomoy Girl (19)	Per Unit	1	$46.00	$0.46	$45.54
	Total Maximum	10,200	$469,200.00	$4,692.00	$464,508.00

Series Got Stormy (20)	Per Unit	1	$45.00	$0.45	$44.55
	Total Maximum	5,100	$229,500.00	$2,295.00	$227,205.00

Series Social Dilemma	Per Unit	1	$167.00	$1.67	$165.33
	Total Maximum	510	$85,170.00	$851.70	$84,318.30

Series Going to Vegas	Per Unit	1	$86.00	$0.86	$85.14
	Total Maximum	5,100	$438,600.00	$4,386.00	$434,214.00

Series Ari the Adventurer 19	Per Unit	1	$85.00	$0.85	$84.15
	Total Maximum	5,100	$433,500.00	$4,335.00	$429,165.00

Series Wonder Upon a Star 19 (26)	Per Unit	1	$37.00	$0.37	$36.63
	Total Maximum	10,000	$370,000.00	$3,700.00	$366,300

Series Silverpocketsfull 19	Per Unit	1	$89.00	$0.89	$88.11
	Total Maximum	5,100	$453,900.00	$4,539.00	$449,361.00

Series Co Cola 19	Per Unit	1	$106.00	$1.06	$104.94
	Total Maximum	5,100	$540,600.00	$5,406.00	$535,194.00

Series Who’sbeeninmybed 19	Per Unit	1	$74.00	$0.74	$73.26
	Total Maximum	5,100	$377,400.00	$3,774.00	$373,626.00

8

Series Into Summer 19 (21)	Per Unit	1	$386.00	$3.86	$382.14
	Total Maximum	650	$250,900.00	$2,509.00	$248,391.00

Series Race Hunter 19	Per Unit	1	$52.00	$0.52	$51.48
	Total Maximum	10,000	$520,000.00	$5,200.00	$514,800.00

Series Courtisane 19	Per Unit	1	$49.00	$0.49	$48.51
	Total Maximum	10,000	$490,000.00	$4,900.00	$485,100.00

Series Grand Traverse Bay 19	Per Unit	1	$447.00	$4.47	$442.53
	Total Maximum	750	$335,250.00	$3,352.50	$331,897.50

Series Queen Amira 19	Per Unit	1	$165.00	$1.65	$163.35
	Total Maximum	2,000	$330,000.00	$3,300.00	$326,700.00

Series Salute to America	Per Unit	1	$273.00	$2.73	$270.27
	Total Maximum	1,000	$273,000.00	$2,730.00	$270,270.00

Series Daring Dancer 20	Per Unit	1	$135.00	$1.35	$133.65
	Total Maximum	750	$101,250.00	$1,012.50	$100,237.50

Series Grand Traverse Bay 20	Per Unit	1	$121.00	$1.21	$119.79
	Total Maximum	750	$90,750.00	$907.50	$89,842.50

Series Mrs Whistler	Per Unit	1	$137.00	$1.37	$135.63
	Total Maximum	2,000	$274,000.00	$2,740.00	$271,260.00

Series Vow	Per Unit	1	$179.00	$1.79	$177.21
	Total Maximum	2,000	$358,000.00	$3,580.00	$354,420.00

Series Miss Sakamoto	Per Unit	1	$54.00	$0.54	$53.46
	Total Maximum	6,000	$324,000.00	$3,240.00	$320,760.00

Series Classic Cut	Per Unit	1	$51.00	$0.51	$50.49
	Total Maximum	10,000	$510,000.00	$5,100.00	$504,900.00

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Series Essential Rose 20	Per Unit	1	$105.00	$1.05	$103.95
	Total Maximum	10,000	$1,050,000.00	$10,500.00	$1,039,500.00

Series Carrothers	Per Unit	1	$101.00	$1.01	99.99
	Total Maximum	5,100	$515,100.00	$5,151.00	$509,949.00

Series Our Miss Jones 19	Per Unit	1	$156.00	$1.56	$154.44
	Total Maximum	1,200	$187,200.00	$1,872.00	$185,328.00

Series Desire Street 19	Per Unit	1	$201.00	$2.01	$198.99
	Total Maximum	1,020	$205,020.00	$2,050.20	$202,969.80

Series Duke of Love	Per Unit	1	$142.00	$1.42	$140.58
	Total Maximum	2,000	$284,000.00	$2,840.00	$281,160.00

(1)	The Company has engaged Dalmore Group, LLC (“Dalmore”), Member FINRA/SIPC, to act as the broker/dealer of record for all offerings and, thus, they will be entitled to a Brokerage Fee as reflected and described in greater detail under “Plan of Distribution and Subscription Procedure – Broker” and “– Fees and Expenses” and per the Broker-Dealer Agreement as described in the Offering Statements.

(2)	No underwriter has been engaged in connection with the offering of Series Interests (the “Offering”). The securities being offered in the New Offering Statement will only be offered by us and persons associated with us, in reliance on the exemption from registration contained in Rule 3a4-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend to distribute all offerings of membership interests in any series of the Company principally through the MyRacehorse™ Platform as described in greater detail under “Plan of Distribution and Subscription Procedure” as described in the Offering Statement.

(3)	The use of proceeds for each Series described in the Offering Statements assumes a fully subscribed Series, including interests previously issued under prior offerings of the applicable Series Interests, if any.

(4)	The Company has authorized an offering of up to 600 series interests in Vertical Threat. The Company previously sold 63 series interests in Vertical Threat pursuant to an exemption based California intrastate offering permit (the “Prior Vertical Threat Sale”). These series interests were sold for $210 per series interest, the same price as in the Series Vertical Threat Offering. As a result, the Company is only offering a total of 537 Series Vertical Threat Interests in the Series Vertical Threat Offering under Regulation A. On November 6, 2021, Vertical Threat, the 2017 Colt that was the Underlying Asset for the Series Vertical Threat, died. See also the Company’s Form 1-U filed with the SEC on November 10, 2021.

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(5)

On December 30, 2019, the Company approved a forward split of the Series Membership Interests of Series Big Mel (the “Series Big Mel Interests”), at a ratio of 5-for-1 (the “Split”).  As a result of the foregoing, the total number of Series Big Mel Interests held by each member of Series Big Mel only will be converted automatically into the number of Series Big Mel Interests equal to (i) the number of issued and outstanding Series Big Mel Interests held by such member immediately prior to the Split, multiplied by (ii) 5. No fractional Series Big Mel Interests will be issued, and no cash or other consideration will be paid. The Series Big Mel Interests are held in electronic form with the Company’s transfer agent. Members do not have to take any action as the effect of the Split will be automatically reflected in each member’s online account. Immediately after the Split, each member’s percentage ownership interest in Series Big Mel will remain unchanged. The rights and privileges of the Series Big Mel members will be otherwise unaffected by the Split. As a result of the Split, the terms of the Series Big Mel Offering will be proportionally adjusted as follows: (i) the Total Maximum of Series Big Mel Interests offered will be increased to 5,100 and (ii) the price per Series Big Mel Interest will be decreased to $121. The overall value of Series Big Mel, including the aggregate offering amount of $617,100 and the corresponding use of proceeds will remain unchanged. The practical effect of the Split is to allow the Company to issue Series Big Mel Interests in smaller increments than originally contemplated without affecting any existing member’s percentage interests in Series Big Mel or the overall economics of the Series Big Mel Offering. See also the Company’s Form 1-U filed with the SEC on December 30, 2019.

On March 25, 2020, the Company acquired an additional 9% interest in Big Mel, taking its total interest to 60%. As such, the Company has added an additional 900 Series Big Mel Interests to the Original Offering Statement to be qualified on the same terms as previously sold such that 6,000 total Series Big Mel Interests are authorized in Series Big Mel.

On December 9, 2020, the Company purchased the remaining 40% ownership interest in Big Mel. As a result, Series Big Mel will now hold a 100% interest in Big Mel. In exchange, Series Big Mel now also has responsibility for 100% of the operating expenses associated with Big Mel. See also the Company’s Form 1-U filed with the SEC on December 11, 2020.

On August 5, 2021, Big Mel was retired from racing and will be re-trained as an off track thoroughbred horse. After making the applicable, pro rata distribution payment to members of Series Big Mel, net of any and all expenses, the Manager intends to terminate and wind up Series Big Mel because Series Big Mel would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on August 10, 2021.

(6)

On March 25, 2020, the Company acquired an additional 9% interest in Solar Strike (Series Sunny 18), taking its total interest to 60%. As such, the Company has added an additional 900 Series Sunny 18 Interests to the Original Offering Statement to be qualified on the same terms as previously sold such that 6,000 Series Sunny 18 Interests are authorized in Series Sunny 18.

On July 27, 2020, the Company elected to geld Solar Strike due to health and safety concerns. Solar Strike still has the ability to race but will no longer be able to breed. In connection with the gelding, the Company and Spendthrift entered into an amendment to the Solar Strike Co-Ownership Agreement to clarify the right to geld and the effect of gelding on breeding rights and bonuses. See also the Company’s Form 1-U filed with the SEC on July 28, 2020.

On November 23, 2020, the Company purchased the remaining 40% ownership interest in Solar Strike, the 2018 Colt that is the Underlying Asset of Series Sunny 18. As a result, Series Sunny 18 will now hold a 100% interest in Solar Strike. In exchange, Series Sunny 18 now also has responsibility for 100% of the operating expenses associated with Solar Strike. See also the Company’s Form 1-U filed with the SEC on November 30, 2020.

On July 19, 2020, the Series Sunny 18 Offering was sold out and closed.

On July 20, 2021, Solar Strike was sold for nominal value to a qualified individual. After making the applicable, pro rata distribution payment to members of Series Sunny 18, net of any and all expenses, the Manager intends to terminate and wind up Series Sunny 18 because Series Sunny 18 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on July 26, 2021.

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(7)

Series The Filly Four is comprised of four (4) horses, (i) a 2018 Filly named, Venetian Sonata 18, (ii) a 2018 Filly named, My Sweet Addiction 18, (iii) a 2018 Filly named, My Lady Lauren 18, and (iv) a 2018 Filly named, Sapucai 18.

As of April 1, 2022, the Manager is closing the account for Series The Filly Four which has held ownership interests in four 2018 fillies – Shared Empire (Pioneer of the Nile out of Sapucai), Lady Valentine (Into Mischief out of My Lady Lauren), Joyful Addiction (Munnings out of My Sweet Addiction) and Moonlight d’Oro (Medaglia d’Oro out of Venetian Sonata). All four fillies retired from racing for Series The Filly Four and have been sold. Moonlight d’Oro is the final sale as of April 1, 2022. The sale of Moonlight d’Oro was completed via a private sale instead of public auction and this necessitated the amendment of the November 25, 2019 Agreement of Purchase of Sale and Co-Ownership (the “Co-Ownership Agreement”). The amendment to the Co-Ownership Agreement is titled “Addendum to Agreement of Purchase, Sale, and Co-Ownership”, is dated as of March 31, 2022. See also the Company’s Form 1-U filed with the SEC on February 24, 2022. After making the prorata distribution payment, if any, to members of Series The Filly Four, net of any and all Expenses, the Manager intends to terminate and wind-up Series The Filly Four because Series The Filly Four would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on April 6, 2022.

(8)	Series NY Exacta is comprised of two (2) horses, (i) a 2018 Filly named, Quick Conversation, and (ii) a 2018 Colt named, Psychedelic Shack

(9)

Series Future Stars Stable is comprised of fourteen (14) horses, (i) a 2019 Colt named, Man Among Men, (ii) a 2019 Filly named, Frosted Oats, (iii) a 2019 Filly named, Infinite Empire (formerly Tapitry 19), (iv) a 2019 Filly named, Sixtythreecaliber (formerly Classofsixtythree 19), (v) a 2019 Colt named, Provocateur (formerly Cayala 19), (vi) a 2019 Filly named, A Mo Reay (formerly Margaret Reay 19), (vii) a 2019 Colt named, Can’t Hush This (formerly Awe Hush 19), (viii) a 2019 Filly named, Above Suspicion (formerly Exonerated 19), (ix) a 2019 Colt named, Ancient Royalty (formerly Speightstown Belle 19), (x) a 2019 Filly named, Sacred Beauty (formerly Consecrate 19), (xi) a 2019 Filly named Inalattetrouble (formerly Latte Da 19), (xii) a 2019 Filly named, Dolce Notte (formerly Midnight Sweetie 19), (xiii) a 2019 Colt named, Lookwhogotlucky (formerly Ambleside Park 19), and (xiv) a 2019 Colt named, Quantum Theory (formerly Athenian Beauty 19.

On December 18, 2020, the Company filed Post-Qualification Amendment No. 20 to its offering statement on Form 1-A with the SEC and disclosed that all of the Series Interests offered for Series Future Stars Stable were sold out as of November 21, 2020. However, certain investors that tried to purchase Series Interests of Series Future Stars Stable were not able to complete their transaction because of failed ACH payment attempts. As a result, the Company is reoffering only those remaining amounts of Series Interests in Series Future Stars Stable that were not sold.

On April 26, 2021, Ancient Royalty, one of the underlying assets of Series Future Stars Stable, died. The Company held mortality insurance on Ancient Royalty. See the Company’s Form 1-U filed with the SEC on April 30, 2021. Due to the value of mortality insurance and the large volume of other assets in Series Future Stars Stable, the Series Future Stars Stable Offering will remain active.

On May 11, 2021, the Series Future Stars Stable Offering was sold out and closed.

(10)	Series Action Bundle is comprised of three (3) horses: (i) a 2017 Filly named His Glory, (ii) a 2015 Filly named Altea, and (iii) a 2016 Filly named Bohemian Bourbon.

(11)

On April 2, 2021, the Company purchased the remaining 20% ownership interest in Deep Cover, the 2018 Colt that is the Underlying Asset of Series Deep Cover. As a result, Series Deep Cover will now hold a 100% interest in Deep Cover. In exchange, Series Deep Cover now also has responsibility for 100% of the operating expenses associated with Deep Cover as of March 28, 2021. See also the Company’s Form 1-U filed with the SEC on April 6, 2021.

(12)

The Company has authorized an offering of up to 600 series interests in Carpe Vinum (f.k.a. Martita Sangrita 17). The Company previously sold 24 series interests in Carpe Vinum pursuant to an exemption based California intrastate offering permit (the “Prior Carpe Vinum Sale”). These series interests were sold for $320 per series interest, the same price as in the Series Martita Sangrita 17 Offering. As a result, the Company is only offering a total of 576 Series Martita Sangrita 17 Interests in the Series Martita Sangrita 17 Offering under Regulation A.

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(13)

The Company has authorized an offering of up to 600 series interests in Tizamagician. The Company previously sold 261 series interests in Tizamagician pursuant to an exemption based California intrastate offering permit (the “Prior Tizamagician Sale”). These series interests were sold for $320 per series interest, the same price as in the Series Tizamagician Offering. As a result, the Company is only offering a total of 339 Series Tizamagician Interests in the Series Tizamagician Offering under Regulation A.

(14)

On March 9, 2021, the Company purchased the remaining 40% ownership interest in Lane Way, the 2017 Colt that is the Underlying Asset of Series Lane Way. As a result, Series Lane Way will now hold a 100% interest in Lane Way. In exchange, Series Lane Way now also has responsibility for 100% of the operating expenses associated with Lane Way. See also the Company’s Form 1-U filed with the SEC on March 15, 2021.

(15)	As of December 31, 2020, Series Interests in Series Collusion Illusion were fully subscribed. However, certain investors that tried to purchase Series Interests in Series Collusion Illusion were not able to complete their transaction either because of (a) failed ACH payment attempts, or (b) a cancellation/refund of such transaction. As a result, the Company is reoffering only those remaining amounts of Series Interests in Series Collusion Illusion that were not sold.

(16)	On December 30, 2020, the Company purchased the remaining 45% ownership interest in Amandrea, the 2016 Filly that is the Underlying Asset of Series Amandrea, for $11,250. As a result, Series Amandrea will now hold a 100% interest in Amandrea. In exchange, Series Amandrea now also has responsibility for 100% of the operating expenses associated with Amandrea. See also the Company’s Form 1-U filed with the SEC on January 6, 2021.

On July 12, 2021, Amandrea was sold at public auction as a broodmare prospect for $7,000. After making the applicable, pro rata distribution payment to members of Series Amandrea, net of any and all expenses, the Manager intends to terminate and wind up Series Amandrea because Series Amandrea would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on July 16, 2021.

(17)	On September 24, 2021, Mo Mischief, the Underlying Asset of Series Mo Mischief, was entered into a claiming race. Mo Mischief was claimed and thereby sold for $25,000, the listed claiming price. In addition, Mo Mischief won the claiming race and thus earned net race earnings from the race a portion of which are revenues to Series Mo Mischief. After making the applicable, pro rata distribution payment to members of Series Mo Mischief, net of any and all expenses, the Manager intends to terminate and wind up Series Mo Mischief because Series Mo Mischief would no longer have any assets or liabilities See also the Company’s Form 1-U filed with the SEC on September 30, 2021.

(18)	On October 15, 2021, the Company announced the retirement of Popular Demand, the Underlying Asset of Series Popular Demand, due to repetitive injuries which were deemed too risky to continue pursuing a racing career. Popular Demand had no breeding or residual value and was donated to an off-the-track program for re-homing. After making the pro rata distribution payment to members of Series Popular Demand, net of any and all Expenses, the Manager intends to terminate and wind up Series Popular Demand because Series Popular Demand would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on October 21, 2021.

(19)	On September 22, 2021, Monomoy Girl, the Underlying Asset of Series Monomoy Girl, was retired from racing. Monomoy Girl was acquired pursuant to a racing lease arrangement. The racing lease provided that, in the event the horse was retired, the horse owner was obligated to return a pro rata portion of the lease fee remaining for Series Monomoy Girl. As a result, a pro rata portion of the lease fee was returned to Series Monomoy Girl. After making the distribution payment to members of Series Monomoy Girl, net of any and all Expenses, the Manager intends to terminate and wind up Series Monomoy Girl because Series Monomoy Girl would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on September 22, 2021.

(20)	On November 8, 2021, Got Stormy, the Underlying Asset of Series Got Stormy, was retired from racing. Got Stormy was acquired pursuant to a racing lease arrangement and the retirement was anticipated. After making any rorate distribution payment (if any) to members of Series Got Stormy, net of any and all Expenses, the Manager intends to terminate and wind-up Series Got Stormy because Series Got Stormy would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on November 12, 2021.

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(21)	On or about January 23, 2022, Malibu Mayhem, a 2019 Colt, the Underlying Asset of Series Into Summer 19 suffered injuries to his left front sesamoids at Santa Anita race track. It was determined on January 24, 2022 to have surgery performed and that the injuries were career ending. After making the rorate distribution payment, if any, to members of Series Series Into Summer 19, net of any and all Expenses, the Manager intends to terminate and wind-up Series Series Into Summer 19 because Series Series Into Summer 19 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on January 27, 2022.

(22)	As of January 25, 2022, the Manager is closing the account for Howboutdemapples, a 2019 filly, the Underlying Asset of Series Apple Down Under 19 following a November 24, 2021 race at Churchill Downs where Howboutdemapples was claimed for $50,000. After making any prorata distribution payment, if any, to members of Series Apple Down Under 19, net of any and all Expenses, the Manager intends to terminate and wind-up Series Apple Down Under 19 because Series Apple Down Under 19 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on January 27, 2022.

(23)	As of February 15, 2022, the Manager is closing the account for Sacred Beauty, a 2019 filly, the Underlying Asset of Series Consecrate 19 following a February 11, 2022 race at Golden Gate where Sacred Beauty was claimed for $16,000. After making the prorata distribution payment, if any, to members of Series Consecrate 19, net of any and all Expenses, the Manager intends to terminate and wind-up Series Consecrate 19 because Series Consecrate 19 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on February 23, 2022.

(24)	As of February 15, 2022, the Manager has determined to retire and close the account for Power Up Paynter, a 2017 gelding. After making any prorata distribution payment, if any, to members of Series Power Up Paynter, net of any and all Expenses, the Manager intends to terminate and wind-up Series Power Up Paynter because Series Power Up Paynter would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on February 23, 2022.

(25)	As of February 19, 2022, the Manager is closing the account for Series Athenian Beauty 19 that owns Quantum Theory, a 2019 colt, following a February 19, 2022 race at Gulfstream Park where Quantum Theory was claimed for $35,000. After making the prorata distribution payment, if any, to members of Series Athenian Beauty 19, net of any and all Expenses, the Manager intends to terminate and wind-up Series Athenian Beauty 19 because Series Athenian Beauty 19 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on February 24, 2022.

(26)	As of March 15, 2022, the Manager is closing the account for Series Wonder Upon A Star 19 that owns Star Six Nine, a 2019 colt, due to a decision to retire the colt from racing. Star Six Nine has no breeding or residual value and is being donated to an off-the-track program for re-homing. After making the prorata distribution payment, if any, to members of Series Wonder Upon A Star 19, net of any and all Expenses, the Manager intends to terminate and wind-up Series Wonder Upon A Star 19 because Series Wonder Upon A Star 19 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on March 13, 2022. See also the Company’s Form 1-U filed with the SEC on March 18, 2022

(27)	The following offerings were terminated/closed:

•	On February 6, 2020, the Series Palace Foal Offering was terminated prior to any securities being offered.
•	On September 6, 2019, the Series De Mystique ‘17 Offering was sold out and closed.
•	On October 18, 2019, the Series Martita Sangrita 17 Offering was sold out and closed.
•	On September 23, 2019, the Series Daddy’s Joy Offering was sold out and closed.
•	On January 22, 2020, Shake it Up Baby died. The Company held mortality insurance on Shake it Up Baby. See the Company’s Form 1-U filed with the SEC on February 6, 2020.
•	On September 9, 2019, the Series Tizamagician Offering was sold out and closed.
•	On October 11, 2019, the Series Power Up Paynter Offering was sold out and closed.
•	On October 26, 2019, the Series Wayne O Offering was sold out and closed.
•	On or around November 30, 2020, Wayne O, the 2017 Colt that is the Underlying Asset of Series Wayne O, was gelded. See also the Company’s Form 1-U filed with the SEC on November 30, 2020.
•	On December 22, 2019, Augusta Moon, one of the two Underlying Assets of Series New York Claiming Package, was claimed/purchased from a race for $35,000. The sale contains no other material terms and conditions. As a result of Augusta Moon being sold, the Company plans to issue a dividend of $65.93 per each Series New York Claiming Package Membership Interest which dividend represents such member’s pro rata share of the sale proceeds from the claim, the unused training reserve, unused insurance and the unrealized manager fee. See also the Company’s Form 1-U filed with the SEC on December 30, 2019. As a result of the claiming of Augusta Moon, the Series New York Claiming Package Offering was closed.

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•	On May 25, 2020, the Series Lane Way Offering was sold out and closed.
•	On June 1, 2020, the Series Big Mel Offering was sold out and closed.
•	On July 9, 2020, Annahilate, the 2017 Colt that is the Underlying Asset for Series Two Trail Sioux 17, suffered a fracture to his lateral sesamoid in his front left limb after a workout. Although this injury is not life threatening, the nature of this injury is career ending. Because Annahilate will no longer be able to generate revenue since he will need to be retired from racing, the Series Two Trail Sioux 17 was closed. As a result, the Manager will terminate and wind up Series Two Trail Sioux 17 because Series Two Trail Sioux 17 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on July 15, 2020.
•

On July 28, 2020, the Company elected to geld Solar Strike due to health and safety concerns. Solar Strike still has the ability to race and generate revenues but will no longer be able to breed. In connection with the gelding, the Company and Spendthrift entered into an amendment to the Solar Strike Co-Ownership Agreement to clarify the right to geld and the effect of gelding on breeding rights and bonuses. See also the Company’s Form 1-U filed with the SEC on July 28, 2020. As a result, the Series Sunny 18 offering was closed.

On July 20, 2021, Solar Strike was sold for nominal value to a qualified individual due to Solar Strike’s training history and having been gelded. After making the applicable, pro rata distribution payment to members of Series Sunny 18, net of any and all expenses, the Manager intends to terminate and wind up Series Sunny 18 because Series Sunny 18 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on July 26, 2021.

•	On September 18, 2020, the Series Vertical Threat Offering was sold out and closed.
•	On September 18, 2020, the Series Amandrea Offering was sold out and closed.
•	On September 18, 2020, the Series Keertana 18 Offering was sold out and closed.
•	On September 18, 2020, the Series Lazy Daisy Offering was sold out and closed.
•	On September 18, 2020, the Series The Filly Four Offering was sold out and closed.
•	On September 18, 2020, the Series Mo Mischief Offering was sold out and closed.
•	On September 18, 2020, the Series Deep Cover Offering was sold out and closed.
•	On September 18, 2020, the Series Popular Demand Offering was sold out and closed.
•	On September 18, 2020, the Series Authentic Offering was sold out and closed.
•	On September 18, 2020, the Series Storm Shooter Offering was sold out and closed.
•	On September 18, 2020, the Series Naismith Offering was sold out and closed.
•	On September 18, 2020, the Series NY Exacta Offering was sold out and closed.
•	On September 18, 2020, the Series Thirteen Stripes Offering was sold out and closed.
•	On November 9, 2020, Authentic, the 2017 Colt that is the Underlying Asset for Series Authentic, was retired from racing and began his stud career. See also the Company’s Form 1-U filed with the SEC on November 12, 2020.
•	On November 16, 2020, the Series Man Among Men Offering was sold out and closed.
•	On November 17, 2020, the Series Frosted Oats Offering was sold out and closed.
•	On November 16, 2020, the Series Tapitry 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Classofsixtythree 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Margaret Reay 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Awe Hush 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Exonerated 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Speightstown Belle 19 Offering was sold out and closed.
•	On April 26, 2021, Ancient Royalty, the underlying asset of Series Speightstown Belle 19, died. The Company held mortality insurance on Ancient Royalty. See the Company’s Form 1-U filed with the SEC on April 30, 2021.
•	On November 17, 2020, the Series Latte Da 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Midnight Sweetie 19 Offering was sold out and closed.
•	On November 16, 2020, the Series Ambleside Park 19 Offering was sold out and closed.
•	On November 16, 2020, the Series Athenian Beauty 19 Offering was sold out and closed.
•	On January 16, 2021, the Series Apple Down Under 19 Offering was sold out and closed.
•	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
•	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
•	On April 14, 2021, the Series Just Louise 19 Offering was sold out and closed.

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•	On May 6, 2021, the Series Lost Empire 19 Offering was sold out and closed.
•	On May 11, 2021, the Series Future Stars Stable Offering was sold out and closed.
•	On January 4, 2021, the Series Collusion Illusion Offering was sold out and closed.
•	On June 2, 2021, the Series Monomoy Girl Offering was sold out and closed.
•	On June 24, 2021, the Series Got Stormy Offering was sold out and closed.
•	On June 24, 2021, the Series Social Dilemma Offering was sold out and closed.
•	On July 18, 2021, the Series Going to Vegas Offering was sold out and closed.
•	On May 21, 2021, the Series Ari the Adventurer 19 Offering was sold out and closed.
•	On June 25, 2021, the Series Wonder Upon a Star 19 Offering was sold out and closed.
•	On August 6, 2021, the Series Silverpocketsfull 19 Offering was sold out and closed.
•	On November 18, 2020, the Series Cayala 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Consecrate 19 Offering was sold out and closed.
•	On August 11, 2021, the Series Co Cola 19 Offering was sold out and closed.
•	On August 20, 2021, the Series Who’sbeeninmybed 19 Offering was sold out and closed.
•	On September 22, 2021, the Series Into Summer 19 Offering was sold out and closed.
•	On September 24, 2021, the Series Race Hunter19 Offering was sold out and closed.
•	On October 29, 2021, the Series Courtisane 19 Offering was sold out and closed.
•	On October 3, 2021, the Series Grand Traverse Bay 19 Offering was sold out and closed.
•	On August 25, 2021, the Series Queen Amira 19 Offering was sold out and closed.
•	On August 30, 2021, the Series Salute to America Offering was sold out and closed.
•	On February 22, 2022, the Series Classic Cut was sold out and closed.
•	On April 20, 2022, the Series Essential Rose was sold out and closed.
•	On April 20, 2022, the Series Carrothers was sold out and closed.
•	On April 20, 2022, the Series Our Miss Jones 19 was sold out and closed.
•	On April 20, 2022, the Series Desire Street 19 was sold out and closed.
•	On April 20, 2022, the Series Duke of Love was closed.
•	On April 20, 2022, the Series Echo Warrior 19 sold out and closed.
•	On April 20, 2022, the Series Vow was sold out and closed.
•	On April 20, 2022, the Series Miss Sakamoto was sold out and closed.
•	On April 20, 2022, the Series Grand Traverse Bay 20 was sold out and closed.

Description of the Business – Business of the Company (Overview)

MyRacehorse democratizes the ownership of racehorses and allows fans to experience the thrill, perks and benefits of ownership at a fraction of the historical cost. This includes everything from the behind-the-scenes engagements with the horse, the jockey and trainers as well as exclusive on-track experiences and their pro-rata share of any financial gains that the ownership may create.

The Company, in collaboration with the manager, Experiential, has quickly emerged as one of the most successful stables in horse racing over the past several years. The Company has recorded over 70 wins and won two of the most prestigious races in the sports, the Kentucky Derby and Breeders Cup Classic. This is in large part due to the depth and breadth of the racing and bloodstock team employed by Experiential. They have over 100 years combined experiences buying, selling and managing thoroughbred racehorses. The team members are extremely active in working with all stakeholders that have influences on the outcomes of the racehorse. They have unencumbered access to the trainers, jockeys, racing secretaries, and veterinarians, all key stakeholders in the career of a racehorse. The manager has also built out a robust team of content developers that keeps the Investors abreast of the critical aspects of their racehorse. These updates are delivered in the form of video, text, live streams and photos through the MyRacehorse™ Platform.

The Company was formed in the state of Nevada as a series limited liability company on December 27, 2016. There is limited historical financial information about us upon which to base an evaluation of our performance. We are an emerging growth business with limited operating history. We cannot guarantee that we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns, such as increases in marketing costs, increases in administration expenditures associated with daily operations, increases in accounting and audit fees, and increases in legal fees related to filings and regulatory compliance.

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Racehorse Ownership Interests

The Company, through individual Series, intends to purchase interests in thoroughbred horses. The Series’ percentage ownership in a specific horse is determined on a series-by-series basis. In all Series, the Company and its Manager will maintain sufficient control and input into the initial due diligence and subsequent day-to-day operating decisions, including training, maintenance and upkeep of an Underlying Asset in order to add value to the Series. If a Series owns a minority interest in an Asset, the Company will require that such Series have a wide range of voting rights within the co-ownership syndicate (including major decision rights) and the ability to control disbursements of expenses as payments to third party trainers, service providers and maintenance crews in order to properly exercise control and add value to the Series. In either a minority or majority interest the Manager has access to the key stakeholders in the day to day training of the racehorse allowing the Manager to make efficacious input regarding key decisions that include, but are not limited to, keeping a horse in tact vs gelding, running in claiming or restricted races, changing a trainer, changing a racing circuit, increasing/decreasing/maintaining the insurance policy coverage (if any) and selling/increasing ownership interests through either a partner buyout or exercising a right of first refusal.

As an owner of a racehorse, the individual Series will receive a percentage of the purse winnings that is equal to its ownership percentage, as well as other revenue-generating events including, but not limited to claiming races (which may result in a sale of a racehorse held by a series), sales of the racehorse, marketing or sponsorship activities and the sale of future breeding rights. A possible exemption to these entitled revenue streams would be in a Racing Lease and those exemptions would be clearly outlined on the MyRacehorse Platform offering page and the Description of such Series in this Offering Circular. Similarly, the individual Series will be responsible for the expenses of the racehorse at a rate equal to its ownership percentage. These expenses will often be payable directly by the Series pursuant to the rights of its partnership, syndicate or operating agreement (“Co-Ownership Agreements”) with other co-owners of an Underlying Asset. Copies of such Co-Ownership Agreements for each respective Series are attached as exhibits hereto and descriptions of such terms are included with each Series’ respective description herein.

The Co-Ownership Agreements clearly delineate the decision making and dispute resolution processes regarding the management of the horse. The management of the horse includes but is not limited to decisions on the boarding, training, racing schedule, veterinary care and insurance on a horse. The Company, through the individual Series, only enters into Co-Ownership Agreements that empower the Manager to have major decision rights and access to all key stakeholders and key information regarding the horse. The access to information and stakeholders is required to make optimal decisions surrounding the Underlying Asset in the Series. For the sake of efficiency, the co-ownership group may decide to elect one co-owner or a third party to be the point of contact, or administrator, but in most cases each party is bestowed direct access to all the stakeholders and information. In cases where the Manager is not elected the administrator or manager of the Co-Ownership, the Manager’s personnel will maintain control over key operating decisions of the Underlying Asset of such Series. The Manager intends for the Series to maintain a sufficient level of control over the Underlying Asset by (1) majority (50%+) ownership (which includes the ability to remove the administrator), (2) heavy negotiation of the Underlying Asset’s Co-Ownership Agreement to include input on key operating decisions, discretion in payment of certain expenses and voting rights over important decisions regarding the management of the Underlying Asset, or (3) a combination of these controls.

When a Series becomes an owner of the horse, the Series’ Members may be able to enjoy some of the benefits and privileges of owning a horse. This includes the ability to visit the horse at the trainer’s barns, visit the paddock before any race the horse is in, interact with the jockey before the race, and have your photo taken in the winner's circle if the horse wins a race. Some of these Membership Experience Programs are included with Series membership, while others may require additional payments by Investors and would be attributable as revenue to the Company. Since the Member is not a direct owner but an indirect owner of the horse they must be accompanied by someone that is licensed by the state's racing authority. There is no guarantee that a licensed person will be available to accompany a member upon request. The benefits and privileges associated with a Member Interest are conditional upon compliance with the Manager’s and the Series’ Code of Conduct as outlined in the Terms of Service on the MyRacehorse™ Platform.

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Racing Leases

As an alternative to the Co-Ownership structures discussed above, which include the purchase, sale and breeding rights associated with the full ownership of a horse, for certain Series, the Company, through individual Series, may enter into lease agreements or “racing leases” which will entitle the Series to the exclusive right to “all of the racing qualities of an ownership interest in the horse” including the operation of such horse during a set racing term (typically 1 year) in exchange for an upfront lease fee. The Series’ percentage lease interest in a specific horse is determined on a series-by-series basis. This means that the Series will enter into an agreement with other owners of the Underlying Asset (“Owners”) which will govern the rights of the Series during the lease term and the operation of the Underlying Asset (the “Lease Agreement”). As with Co-Ownership structures, the Company, directly or indirectly, is engaged daily on key operating decisions and has approval rights over a broad range of day-to-day operational matters that directly impact the value of the Lease Agreements for such Underlying Asset of a Series.

As the lessee of a racehorse, the individual Series will receive a percentage of the purse winnings that is equal to its lessee percentage, as well as other revenue-generating events as well as marketing and advertising related revenues. Similar to the Co-Ownership arrangements, the individual Series in the Lease Agreement will be responsible for the expenses of the racehorse at a rate equal to its lessee percentage. These expenses will often be payable directly by the Series. At the end of such lease term, however, the ownership rights in the horse revert back to the Owner along with the obligation to cover any future expenses associated with such horse.

In the event that the Owner intends to retire the horse and elects to terminate the Lease Agreement due to health, breeding or economic interest concerns, the pro rata portion of the lease fee remaining on the Series will be re-paid to the Series.

The Company’s intent with racing leases is to capture the value of the racing career of said horse without the complexities, time and expense associated with the purchase, sale or breeding of a horse outside of its useful racing life.

Size of Thoroughbred Business

The US Gross Domestic Product for thoroughbred racing, breeding, and related activities contributes approximately $50 billion in direct economic impact to the U.S. economy. There are an estimated 40,000 thoroughbred races each year attracting 60 million spectators and bets of more than $13 billion at the tracks and at off-site locations.1

Currently, $115,000,000 billion is bet annually on horse races with the US representing about 8.5% of the total gaming market.2 The Kentucky Derby continues setting records; in 2021 the total handle was the highest in history, with just over $233 million handled, up 11.5% from the previous record.3 In 2015, Churchill Down set an attendance record with just over 170,000 people in attendance.4

$115 billion is bet annually on horse races worldwide and there are $800 million dollars a year in racehorse sales. Approximately, 8 million fans attend races each year watching over 42,500 active racehorses.5 The average sales price for a racehorse is about $65,000.6

____________________

1 American Horse Council Foundation. 2017 National Economic Impact Study. Retrieved at http://www.horsecouncil.org/economics.

2 International Federation of Horseracing Authorities. 2015 Annual Report. Retrieved at https://www.ifhaonline.org/resources/Annual_Report_2019.pdf.

3 https://www.courier-journal.com/story/sports/2021/05/03/kentucky-derby-2021-betting-up-85-percent-from-2020/4920468001/

4 https://www.kentuckyderby.com/horses/news/second-highest-attendance-in-track-history-as-167,227-fans-watch-undefeated-nyquist-win-the-142nd-kentucky-derby

5 The Jockey Club. Fact Book Index. Retrieved at http://www.jockeyclub.com/default.asp?section=FB&area=12.

6 The Jockey Club. Fact Book Index. Retrieved at http://www.jockeyclub.com/default.asp?section=FB&area=13.

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Plan of Operations

The Company, the Manager and/or its affiliates will either (1) acquire horses that are listed on the MyRacehorse™ Platform pursuant to a promissory note between the Series and lender or (2) have the Series acquire the horses upon close of the respective offering. In many instances, the lender will have a right, prior to completion of the Offering, to participate in pre-closing dividends from revenue generated by its interest in the Underlying Asset and the right to convert into the unsold portion of the offering prior to being fully funded. Copies of the respective “Profit Participation Convertible Promissory Note” for each such Series are attached as exhibits hereto.

An investment in a Series does not constitute ownership of a racehorse and does not necessarily make a Series member eligible for State based Horse Racing Owner License.

The Series will contract with Manager to provide “ownership privileges” and “ownership experiences” for Investors. Some ownership privileges are included as a member, including access to content that will vary based on majority ownership group, trainer, track, frequency of races, racing conditions, the health of the horse and other factors. Other “ownership privileges” provided by Manager will be available for purchase and can include on track events and race day privileges including paddock, backside and winners circle access.

For each horse acquired by each individual Series, the timeline for racing and expected cash flows may vary greatly. Different acquisitions will have different timelines depending on a variety of factors. More often than not, the Series will exist for 2-6 years (the racing life cycle) and then the Underlying Asset will be sold or retired.

Deciding on a Horse

When deciding on what horse to purchase, a number of considerations must be evaluated by a seasoned team of experts. The Manager employs some of the most experienced experts in bloodstock and racing and also contracts with independent consultants to maximize its ability to make optimal decisions when purchasing a racehorse:

•	Pedigree: The recorded ancestry of the horse.

•	Pedigree Statistics: Win percentages and nicking statistics.

•	Race history (if applicable): Historic results of past races the horse has competed in

•	Race Replays (if applicable): Video of the historic races.

•	Potential trainer: Statistics and trends of the potential trainer

•	Valuation: The monetary worth set by the majority owner

•	Horse Owner/Breeder/Consignor: Historical statistics and reputation Conformation, Physical Attributes: Athletic prowess as indicated by key attributes of his/her physique

•	Purchase History: Publicly recorded title transfers of the horse

•	Workout reports and videos: Via professional clockers and internal evaluation of video footage

•	Bloodstock Agent Assessment (if applicable): Record and Reputation

•	3rd party appraisals (If applicable): Independent bloodstock appraisal

•	Veterinarian Assessments (if applicable): Independent assessment of health of horse

•	Biometrics (if applicable): Assessment of biometric data against desired attributes

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This initial diligence information is used to determine if the horse is one that will be added to the MyRacehorse™ Platform and then the same information is made available to the prospective Investors to assist in their individual investment decisions.

Types of Races

Maiden - A race for Non-winners

Maiden Special Weight - For horses that have never won a race, but cannot be claimed

Claiming - Race in which horses entered are subject to purchase, or "claim", for the specified claiming price (typically the horses have won at least one claiming or maiden race)

Allowance - a race other than claiming for which the racing secretary drafts certain conditions to determine weights

Stakes - The highest level of racing

Class Structure

Stakes

Grade 1 Stakes

Grade 2 Stakes

Grade 3 Stakes

Non-Graded Stakes

Classified Allowance

N4X - Non-winners of less than 4 races excluding claiming or Maiden (also referred to as "nonwinners of four races other than Maiden or claiming" or "4th level allowance")

N3X - Non-winners of less than 3 races excluding claiming or Maiden (also referred to as nonwinners of three races other than Maiden or claiming" or "3rd level allowance")

N2X - Non-winners of less than 2 races excluding claiming or Maiden (also referred to as nonwinners of two races other than Maiden or claiming" or "2nd level allowance")

N1X - Non-winners of less than 1 races excluding claiming or Maiden (also referred to as nonwinners of one race other than Maiden or claiming" or "1st level allowance")

Claiming

$100,000	- horses are entered but are subject to sale for the claiming price of $100,000

$80,000	- horses are entered but are subject to sale for the claiming price of $80,000

$62,500	- horses are entered but are subject to sale for the claiming price of $62,500

$50,000	- horses are entered but are subject to sale for the claiming price of $50,000

$40,000	- horses are entered but are subject to sale for the claiming price of $40,000

$32,000	- horses are entered but are subject to sale for the claiming price of $32,000

$25,000	- horses are entered but are subject to sale for the claiming price of $25,000

$20,000	- horses are entered but are subject to sale for the claiming price of $20,000

$16,000	- horses are entered but are subject to sale for the claiming price of $16,000

$12,500	- horses are entered but are subject to sale for the claiming price of $12,500

$8,000	- horses are entered but are subject to sale for the claiming price of $8,000

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Maiden

Maiden Special Weight

$50,000 Maiden Claiming

$32,000 Maiden Claiming

$25,000 Maiden Claiming

Competition

The Company under the advisement and stewardship of its Manager is becoming one of the more prominent and successful racing stables in the United States. The Company is very dependent on the expertise of its Manager. Competition in the horse racing business is strong and a constant challenge as further outlined in the “Risk Factors” section.

Government Regulation

Horse racing is regulated by the individual states and has very few centralized governing entities.

Operating Expenses

“Operating Expenses” are costs and expenses attributable to the activities of the Series (collectively, “Operating Expenses”), which may be as much as or greater than the actual cost of the interest in the Underlying Asset, including:

•	costs incurred in managing the Underlying Asset related to a Series, including, but not limited to boarding, maintenance, training and transportation costs (the “Upkeep Fees”);

•	costs incurred prior to the offering of the Underlying Asset, including, but not limited to costs associated with the initial acquisition of the Underlying Asset, vet checks, blood stock fees, etc. related to the pre-offering operation of the Underlying Asset (“Prepaid Expenses”), and, to the extent that Prepaid Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses and/or Distributable Cash which occur after the acquisition of the Underlying Asset;

•	costs incurred in preparing any reports and accounts of the Series, including any tax filings and any annual audit of the accounts of the Series (if applicable) or costs payable to any third-party registrar or transfer agent or governmental body and any reports to be filed with the Commission including periodic reports on Forms 1-K, 1-SA and 1-U;

•	any indemnification payments; and

•	any and all insurance premiums or related expenses in connection with the Underlying Asset, including mortality, loss of use, liability and/or medical insurance of an Underlying Asset to insure against the death, injury or third-party liability of racehorse ownership (as described in “Description of the Business – Business of the Company”). The decision to purchase insurance on a horse is made on a horse-by-horse basis. There is no guarantee that a horse you invest in will be insured.

We anticipate that for a majority of the Offerings, we will allocate a sizable portion of such Offering to a cash reserve to be spent on Upkeep Fees of the applicable Underlying Asset. However, if the Operating Expenses exceed the amount of revenues generated from the applicable Underlying Asset, the Manager may (a) advance or loan the amount of the Operating Expenses to such Series, on which the Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and be entitled to reimbursement of such amount from future revenues generated by such Series (“Operating Expenses Reimbursement Obligation(s)”), and/or (b) cause additional Interests to be issued in order to cover such additional amount. In such cases, until a Series generates revenues from its interest in the applicable Underlying Asset, we expect a Series to, initially, deplete only the Upkeep Fees. We may incur Operating Expenses Reimbursement Obligations or the Manager pays such Operating Expenses incurred and will not seek reimbursement if Operating Expenses exceed revenues and Upkeep Fees.

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From time to time, certain Offerings will not have an allocated upfront cash reserve for Upkeep Fees as part of such Offering proceeds. Instead, the Manager or an affiliate will, in connection with such Offering, incur liabilities related to Upkeep Fees on behalf of the Series and be entitled to reimbursement of such amount only upon a sale of the Underlying Asset or a dissolution or termination of such Series and not from Distributable Cash (as defined below) from ongoing revenues generated by such Series. Notwithstanding the foregoing, in these types of Offerings, there will still exist a smaller pre-paid cash reserve for Prepaid Expenses and insurance, administrative and general Operating Expenses which is intended to cover three years of such projected Operating Expenses (excluding Upkeep Fees).

In addition, the Manager, in these types of Offerings, retains discretion to also (a) loan the amount of the Operating Expenses to such Series, on which the Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and/or (b) cause additional Interests to be issued in order to cover such additional amounts.

Regardless of the type of Offering, an Interest Holder will be liable only to the extent of their agreed upon capital contributions and, if no such capital remains at dissolution, such Interest Holder will not be liable for the failure of a Series to repay its underlying debt or liabilities, including the Operating Expenses Reimbursement Obligations.

Indemnification of the Manager

To the fullest extent permitted by applicable law, subject to approval of each Series Manager, all officers, directors, shareholders, partners, members, employees, representatives or agents of the Manager or a Series Manager, or their respective affiliates, employees or agents (each, a “Covered Person”) shall be entitled to indemnification from such Series (and the Company generally) for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Series Manager, or such Series and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement and any Series Agreement, except that no Covered Person shall be entitled to be indemnified for any loss, damage or claim incurred by such Covered Person by reason of fraud, deceit, gross negligence, willful misconduct or a wrongful taking with respect to such acts or omissions; provided, however, that any indemnity under the Operating Agreement shall be provided out of and to the extent of the assets of the such Series only, and no other Covered Person or any other Series or the Company shall have any liability on account thereof.

To the fullest extent permitted by applicable law, subject to approval of a Series Manager, all expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by such Series prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by such Series of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in the Operating Agreement.

Description of the Management Agreement

Each Series will appoint the Manager to serve as Manager (the “Manager”) to manage its interest in the Underlying Asset pursuant to a management agreement (the “Management Agreement”).

The services provided by the Manager will include:

•	Rendering management and administration services and support and other management support needed for Company’s and each Series’ operations;

•	A license to the MyRacehorse™ Platform for the facilitation of the offerings of the Series Interests;

•	Determining which Assets to select and purchase; and

•	Determining the amount of the selling price of the Assets upon disposition thereof.

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The term of the Management Agreement shall commence on the date executed and shall have a term of one (1) year unless earlier terminated as provided for therein. The term of the Management agreement shall be automatically extended for a series of additional one (1) year terms unless Company notifies the Manager in writing of its desire to terminate this Agreement at least sixty (60) days prior to the expiration of the current term.

Each Series will indemnify the Manager out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Manager under the Management Agreement with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

A copy of the Management Agreement is attached hereto as Exhibit 6.1.

Management Fee

As consideration for managing each Underlying Asset, the Manager will be paid a one-time Due Diligence Fee of approximately 15.0% of the offering proceeds and a Management Fee on an ongoing basis equal to 10% of Gross Proceeds generated by the Series.

Amendment to Management Agreement – Management Performance Bonus and Final Gross Proceeds Fee (applicable to future offerings)

In connection with future offerings, the Company and the Manager have entered into an amendment to modify the fee structure payable to the Manager as follows:

Combination of the existing Due Diligence and Management Fee into a “Management/Due Diligence Fee”.

The Company is combining its existing due diligence and management fee structures into a single, ongoing Management/Due Diligence Fee which will cover the Manager’s work on behalf of a Series during its lifecycle. This includes the existing Due Diligence Fee which is a fee paid to Manager as compensation for due diligence services in evaluating, investigation and discovering the Underlying Assets and establishing the Series, not to exceed the maximum Due Diligence Fee as detailed in the Use of Proceeds for each Series. This fee includes the costs associated with managing all aspects of the selection of horses and the establishment of a series. This also includes the selection and oversight of third-party contractors such as attorneys, accountants and bloodstock agents. In addition, ongoing work for management of veterinarians, co-owners, trainers, boarding facilities and review and audit of bills (from veterinarians, trainers, farriers etc.) will be covered here. The percentage will be determined on a series-by-series basis. The existing “Management Fee” as discussed below will be transitioned to a “Management Performance Bonus” which will only accrue in certain circumstances as described below.

Creation of “Management Performance Bonus” and “Final Gross Proceeds Fee.”

For future offerings, the “Management Fee” has been combined with the “Due Diligence Fee” resulting in the “Management/Due Diligence Fee”.

In its place, a “Management Performance Bonus” will be in place for future offerings and is limited in scope when compared with the past “Management Fee”. For the “Management Performance Bonus, the Manager shall receive 10 % of all Gross Proceeds from stakes races only.

Separately, for future offerings, in connection with final sales of the Underlying Asset, in addition to the Management Performance Bonus, upon the sale of an Underlying Asset, the Manager shall receive 5% of the Final Sale Gross Proceeds if the Underlying Asset has depreciated and 20% of the Final Sale Gross Proceeds if the Underlying Asset has appreciated (referred to as “Final Gross Proceeds Fee”).

“Final Sale Gross Proceeds” is defined as the sum of all money generated by the sale of a horse owned by a Series, prior to any deductions that have been made or will be used for expenses. The Underlying Asset appreciation is calculated as the Gross Sale Price minus the Gross Purchase Price.

A copy of the Amendment First Amendment to Management Services Agreement is attached hereto as Exhibit 6.36

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Facilities

The Manager is located 120 Kentucky Avenue Suite 110 in Lexington Kentucky and has a three year lease on the facility. The Manager presently has approximately 25 employees, 20 independent contractors and 1 advisor. The Company does not have any employees.

Legal proceedings

None of the Company, any series, the Manager, or any director or executive officer of the Manager is presently subject to any material legal proceedings.

Allocation of expenses

To the extent relevant, Offering Expenses, Operating Expenses, revenue generated from interests in underlying assets and any indemnification payments made by the Company will be allocated amongst the various interests in accordance with the Manager’s sole discretion. The Manager intends to allocate items that are allocable to a specific series to be borne by, or distributed to (as applicable), the applicable series of interests. If, however, an item is not allocable to a specific series but to the Company in general, it will be allocated pro rata based on the value of interests in underlying assets (e.g., in respect of asset level insurance) or the number of interests, as reasonably determined by the Manager.

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ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

The Company was formed in the State of Nevada as a series limited liability company on December 27, 2016. Since our inception, we have been engaged primarily in acquiring a collection of horses for use in racing (each, an “Underlying Asset”). The Company, through individual Series, takes ownership in a particular racehorse or group of racehorses (all of the series of the Company offered in such racehorse(s) may collectively be referred to herein as the “Series”, and each, individually, as a “Series”; The interests of all Series in such racehorse(s) may collectively be referred to herein as the “Interests”, and each, individually, as an “Interest”). By doing so, the Company’s goal is to democratize the ownership of such racehorses, and allow fans to experience the thrill, perks and benefits of racehorse ownership at a fraction of the historical cost. This includes everything from the behind the scenes engagements with the racehorse, the jockey and trainers as well as exclusive on-track experiences, and a portion of financial gains that the ownership in such racehorse potentially creates if its breeding rights are sold, if it wins a “purse” at a racing event, if marketing or sponsorship ads are sold, or if it is claimed or sold.

We are managed by Experiential Squared, Inc. (“Experiential” or the “Manager”), a Delaware corporation incorporated in 2016. Experiential provides expert horse racing management services and owns and operates a mobile app-based crowd-funding platform called MyRacehorse™ (the MyRacehorse™ platform and any successor platform used by the Company for the offer and sale of Series interests, is referred to as the “MyRacehorse™ Platform”), which is licensed to the Company pursuant to the terms of that certain Management Services Agreement (the “Management Agreement”), through which Investors may indirectly invest, through Series of the Company’s interests, in fractional racehorse ownership interests that have been historically difficult to access for many market participants. Through the use of the MyRacehorse™ Platform, Investors can browse and screen racehorses, make potential investments in such racehorses, and sign legal documents electronically. It is the intent of the Company and its Manager to maintain control and input into the initial due diligence and subsequent training, maintenance and upkeep of the racehorses.

Experiential employs a team of horse racing experts that has allowed the Company to become one of the most successful horse racing stables in the United States over the past few years. The team has collectively over 100 years of experience buying, managing, and analyzing racehorses. This depth of expertise has led to over 70 wins since launching the stable in June of 2018 through February 2022. The wins have been achieved at the highest level in US horse racing including winning the Breeders’ Cup Classic and the Kentucky Derby. Experiential is considered a highly active racing manager through its strategically located staff in California, New York, and Kentucky (the three major markets for horse racing) and other racing markets as well. Experiential is in daily contact with the trainers and partners regarding all aspects of the racehorses under their management. Experiential also has retained a world-renowned resident veterinarian to actively review the horses in their stable for health and performance. In addition, they have access to several premium data sources that allows their horse racing experts to review speed figures, race results, pedigrees, and conditions to maximize performance of their bloodstock.

We have completed many offerings of Interests as set forth in the table below under “Operating Results” and continue to launch subsequent offerings for other series on an ongoing basis. The information contained in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is in relation to the Company as a whole, which is made up of a number of separate series and Underlying Assets. The purchase of membership interests in a Series of the Company is an investment only in such Series and not an investment in the Company as a whole or any other Series.

As of December 31, 2021, officers of the Manager have loaned the Company a total of $3,764,514 (excluding accrued interest) in connection with the acquisition of these Underlying Assets. See Note 4 to Audited Financial Statements as of December 31, 2021 – Advances from Manager and Note 7 - Related Party Transactions of the Notes to the Financial Statements for more information regarding the loans/advances from officers of the Manager or the Manager.

There is limited historical financial information about us upon which to base an evaluation of our performance. We are an emerging growth business with limited operating history, and we are considered to be a development stage company, since we are devoting substantially all of our efforts to establishing our business, and our planned principal operations have only recently commenced. We cannot guarantee that we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns, such as increases in marketing costs, increases in administration expenditures associated with daily operations, increases in accounting and audit fees, and increases in legal fees related to filings and regulatory compliance.

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Operating Results – For the Years Ended December 31, 2021 and 2020

As of December 31, 2021, the following Series and related race horses have been created and are being offered pursuant to either (i) our California intrastate offering permit, (ii) Rule 506(c) of Regulation D, or (iii) the Offering Statements:

Series-Series Name	Underlying Asset	Interests Offered (1)	Interests Sold (1)	Interests Remaining (1)	Asset Cost/Interest (2)	Operating Expense Reserve/ Interest (2)	Due Diligence Fee/ Interest (2)	Owed to Series (3)	Owed to Experiential (4)	Paid to Experiential (5)	Price Per Interest (6)	$ Sold (7)	$ Offered (7)	$ Remaining (7)
Series-Action Bundle	Action Bundle	10,000	10,000	–	$4.50	$21.85	$4.65	$0.00	$0.00	$46,500.00	$31.00	$310,000.00	$310,000.00	$0.00
Series-Amandrea	Amandrea	550	550	–	210.00	40.00	45.00	–	–	24,750.00	295.00	162,250.00	162,250.00	–
Series-Ambleside Park 19	Lookwhogotlucky	410	410	–	115.00	59.25	30.75	–	–	12,607.50	205.00	84,050.00	84,050.00	–
Series-Amers	Amers	75	75	–	82.00	37.00	21.00	–	–	1,575.00	140.00	10,500.00	10,500.00	–
Series-Apple Down Under 19	Howboutdemapples	600	600	–	100.00	47.05	25.95	–	–	15,570.00	173.00	103,800.00	103,800.00	–
Series-Ari the Adventurer 19	Kanthari	5,100	5,100	–	57.50	14.75	12.75	–	–	65,025.00	85.00	433,500.00	433,500.00	–
Series-Athenian Beauty 19	Quantum Theory	1,800	1,800	–	25.00	14.95	7.05	–	–	12,690.00	47.00	84,600.00	84,600.00	–
Series-Authentic	Authentic	12,500	12,500	–	151.54	23.56	30.90	–	–	386,250.00	206.00	2,575,000.00	2,575,000.00	–
Series-Awe Hush 19	Can't Hush This	1,800	1,800	–	110.00	29.40	24.60	–	–	44,280.00	164.00	295,200.00	295,200.00	–
Series-Balletic	Balletic	10,000	2,809	7,191	45.00	23.00	12.00	165,393.00	323,595.00	33,708.00	80.00	224,720.00	800,000.00	575,280.00
Series-Bella Chica	Bella Chica	100	100	–	250.00	73.00	57.00	–	–	5,700.00	380.00	38,000.00	38,000.00	–
Series-Big Mel	Big Mel	6,000	6,000	–	89.00	14.00	18.00	–	–	108,000.00	121.00	726,000.00	726,000.00	–
Series-Black Escort 19	Halofied	20	15	5	2,750.00	1,660.00	590.00	8,300.00	13,750.00	8,850.00	5,000.00	75,000.00	100,000.00	25,000.00
Series-Bullion	Bullion	25	25	–	240.00	–	230.00	–	–	5,750.00	470.00	11,750.00	11,750.00	–
Series-Cable Boss	Cable Boss	5,100	2,309	2,791	55.00	27.45	14.55	76,612.95	153,505.00	33,595.95	97.00	223,973.00	494,700.00	270,727.00
Series-Cairo Kiss	Cairo Kiss	80	80	–	347.50	124.25	83.25	–	–	6,660.00	555.00	44,400.00	44,400.00	–
Series-Carrothers	Carrothers	5,100	4,016	1,084	60.20	25.65	15.15	27,804.60	65,256.80	60,842.40	101.00	405,616.00	515,100.00	109,484.00
Series-Cayala 19	Provocateur	4,100	4,100	–	60.00	17.35	13.65	–	–	55,965.00	91.00	373,100.00	373,100.00	–
Series-Chad Brown Bundle	Chad Brown Bundle	5,000	–	5,000	120.69	78.21	35.10	391,050.00	603,450.00	–	234.00	–	1,170,000.00	1,170,000.00
Series-Classic Cut	Classic Cut	10,000	10,000	–	24.00	19.35	7.65	–	–	76,500.00	51.00	510,000.00	510,000.00	–
Series-Classofsixtythree 19	Sixtythreecaliber	1,000	1,000	–	125.00	39.05	28.95	–	–	28,950.00	193.00	193,000.00	193,000.00	–
Series-Co Cola 19	Search Engine	5,100	5,100	–	62.50	27.60	15.90	–	–	81,090.00	106.00	540,600.00	540,600.00	–
Series-Collusion Illusion	Collusion Illusion	25,000	25,000	–	22.00	3.50	4.50	–	–	112,500.00	30.00	750,000.00	750,000.00	–
Series-Consecrate 19	Sacred Beauty	410	410	–	80.00	53.45	23.55	–	–	9,655.50	157.00	64,370.00	64,370.00	–
Series-Courtisane 19	Tap the Gavel	10,000	10,000	–	23.00	18.65	7.35	–	–	73,500.00	49.00	490,000.00	490,000.00	–
Series-Daddy's Joy	Daddy's Joy	600	600	–	80.00	73.00	27.00	–	–	16,200.00	180.00	108,000.00	108,000.00	–
Series-Dancing Crane	Dancing Crane	20	20	–	4,250.00	926.00	924.00	–	–	18,480.00	6,100.00	122,000.00	122,000.00	–
Series-Daring Dancer 20	Daring Dancer 20	750	–	750	60.00	54.75	20.25	41,062.50	45,000.00	–	135.00	–	101,250.00	101,250.00
Series-De Mystique 17	Dancing Destroyer	250	250	–	71.50	47.50	21.00	–	–	5,250.00	140.00	35,000.00	35,000.00	–
Series-Deep Cover	Deep Cover	800	800	–	100.00	87.00	33.00	–	–	26,400.00	220.00	176,000.00	176,000.00	–
Series-Demogorgon	Demogorgon	20	20	–	4,500.00	917.00	983.00	–	–	19,660.00	6,400.00	128,000.00	128,000.00	–

26

Series-Series Name	Underlying Asset	Interests Offered (1)	Interests Sold (1)	Interests Remaining (1)	Asset Cost/Interest (2)	Operating Expense Reserve/ Interest (2)	Due Diligence Fee/ Interest (2)	Owed to Series (3)	Owed to Experiential (4)	Paid to Experiential (5)	Price Per Interest (6)	$ Sold (7)	$ Offered (7)	$ Remaining (7)
Series-Desire Street 19	Always Hopeful	1,020	1,011	9	80.00	90.85	30.15	817.65	720.00	30,481.65	201.00	203,211.00	205,020.00	1,809.00
Series-Echo Warrior 19	Hero Status	6,000	3,867	2,133	27.00	22.30	8.70	47,565.90	57,591.00	33,642.90	58.00	224,286.00	348,000.00	123,714.00
Series-Escape Route	Escape Route	10	10	–	4,240.00	733.00	1,039.20	–	–	10,392.00	6,012.20	62,952.00	60,122.00	–
Series-Exonerated 19	Above Suspicion	820	820	–	105.00	38.65	25.35	–	–	20,787.00	169.00	138,580.00	138,580.00	–
Series-Frosted Oats	Frosted Oats	4,100	4,100	–	25.00	10.70	6.30	–	–	25,830.00	42.00	172,200.00	172,200.00	–
Series-Future Stars Stable	Future Stars Stable	10,000	10,000	–	33.55	8.95	7.50	–	–	75,000.00	50.00	500,000.00	500,000.00	–
Series-Going to Vegas	Going to Vegas	5,100	5,100	–	50.00	23.10	12.90	–	–	65,790.00	86.00	438,600.00	438,600.00	–
Series-Got Stormy	Got Stormy	5,100	5,100	–	24.51	13.74	6.75	–	–	34,425.00	45.00	229,500.00	229,500.00	–
Series-Grand Traverse Bay 19	Cornice Traverse	750	750	–	200.00	179.95	67.05	–	–	50,287.50	447.00	335,250.00	335,250.00	–
Series-Grand Traverse Bay 20	Grand Traverse Bay 20	750	–	750	50.00	52.85	18.15	39,637.50	37,500.00	–	121.00	–	90,750.00	90,750.00
Series-Into Summer 19	Malibu Mayhem	650	641	9	140.00	188.10	57.90	1,692.90	1,260.00	37,113.90	386.00	247,426.00	250,900.00	3,474.00
Series-Just Louise 19	Forbidden Kingdom	1,020	1,020	–	150.00	44.65	34.35	–	–	35,037.00	229.00	233,580.00	233,580.00	–
Series-Keertana 18	American Heiress	5,100	5,100	–	72.00	13.00	15.00	–	–	76,500.00	100.00	510,000.00	510,000.00	–
Series-Kiana's Love	Kiana's Love	200	200	–	55.00	47.00	18.00	–	–	3,600.00	120.00	24,000.00	24,000.00	–
Series-Kichiro	Kichiro	200	200	–	77.50	33.00	19.50	–	–	3,900.00	130.00	26,000.00	26,000.00	–
Series-Lane Way	Lane Way	6,000	6,000	–	61.00	15.50	13.50	–	–	81,000.00	90.00	540,000.00	540,000.00	–
Series-Latte Da 19	Inalattetrouble	4,100	4,100	–	19.50	10.25	5.25	–	–	21,525.00	35.00	143,500.00	143,500.00	–
Series-Lazy Daisy	Lazy Daisy	1,250	1,250	–	90.00	7.00	18.00	–	–	22,500.00	115.00	143,750.00	143,750.00	–
Series-Lost Empire 19	Laforgia	10,200	10,200	–	22.50	7.25	5.25	–	–	53,550.00	35.00	357,000.00	357,000.00	–

27

Series-Series Name	Underlying Asset	Interests Offered (1)	Interests Sold (1)	Interests Remaining (1)	Asset Cost/Interest (2)	Operating Expense Reserve/ Interest (2)	Due Diligence Fee/ Interest (2)	Owed to Series (3)	Owed to Experiential (4)	Paid to Experiential (5)	Price Per Interest (6)	$ Sold (7)	$ Offered (7)	$ Remaining (7)
Series-Madarnas	Madarnas	50	50	–	204.00	93.00	53.00	–	–	2,650.00	350.00	17,500.00	17,500.00	–
Series-Major Implications	Major Implications	20	20	–	128.00	67.00	35.00	–	–	700.00	230.00	4,600.00	4,600.00	–
Series-Man Among Men	Man Among Men	820	820	–	180.00	52.05	40.95	–	–	33,579.00	273.00	223,860.00	223,860.00	–
Series-Margaret Reay 19	A Mo Reay	820	820	–	200.00	55.85	45.15	–	–	37,023.00	301.00	246,820.00	246,820.00	–
Series-Margarita Friday 19	Straight No Chaser	2,000	6	1,994	55.00	86.10	24.90	171,683.40	109,670.00	149.40	166.00	996.00	332,000.00	331,004.00
Series-Martita Sangrita 17	Carpe Vinum	600	600	–	200.00	72.00	48.00	–	–	28,800.00	320.00	192,000.00	192,000.00	–
Series-Mayan Milagra 19	Tepeu	20	20	–	5,500.00	1,846.00	1,154.00	–	–	23,080.00	8,500.00	170,000.00	170,000.00	–
Series-Midnight Sweetie 19	Dolce Notte	820	820	–	90.00	35.80	22.20	–	–	18,204.00	148.00	121,360.00	121,360.00	–
Series-Miss Puzzle	Miss Puzzle	125	125	–	109.84	102.66	37.50	–	–	4,687.50	250.00	31,250.00	31,250.00	–
Series-Miss Sakamoto	Miss Sakamoto	6,000	4,919	1,081	25.00	20.90	8.10	22,592.90	27,025.00	39,843.90	54.00	265,626.00	324,000.00	58,374.00
Series-Mo Mischief	Mo Mischief	5,100	5,100	–	50.00	14.00	11.00	–	–	56,100.00	75.00	382,500.00	382,500.00	–
Series-Monomoy Girl	Monomoy Girl	10,200	10,200	–	29.41	9.69	6.90	–	–	70,380.00	46.00	469,200.00	469,200.00	–
Series-Moonless Sky	Moonless Sky	200	200	–	60.00	33.50	16.50	–	–	3,300.00	110.00	22,000.00	22,000.00	–
Series-Motion Emotion	Motion Emotion	1,020	1,020	–	24.51	46.89	12.60	–	–	12,852.00	84.00	85,680.00	85,680.00	–
Series-Mrs Whistler	Mrs Whistler	2,000	1,531	469	40.00	76.45	20.55	35,855.05	18,760.00	31,462.05	137.00	209,747.00	274,000.00	64,253.00
Series-Naismith	Naismith	2,000	2,000	–	75.00	54.20	22.80	–	–	45,600.00	152.00	304,000.00	304,000.00	–
Series-National Road	National Road	20	–	20	4,250.00	1,249.50	1,000.50	24,990.00	85,000.00	–	6,500.00	–	130,000.00	130,000.00
Series-New York Claiming Package	New York Claiming Package	510	510	–	72.00	54.00	14.00	–	–	7,140.00	140.00	71,400.00	71,400.00	–
Series-Night of Idiots	Night of Idiots	80	80	–	112.00	100.00	38.00	–	–	3,040.00	250.00	20,000.00	20,000.00	–

28

Series-Series Name	Underlying Asset	Interests Offered (1)	Interests Sold (1)	Interests Remaining (1)	Asset Cost/Interest (2)	Operating Expense Reserve/ Interest (2)	Due Diligence Fee/ Interest (2)	Owed to Series (3)	Owed to Experiential (4)	Paid to Experiential (5)	Price Per Interest (6)	$ Sold (7)	$ Offered (7)	$ Remaining (7)
Series-Nileist	Nileist	45	45	–	260.00	190.00	80.00	–	–	3,600.00	530.00	23,850.00	23,850.00	–
Series-Noble Goddess	Noble Goddess	300	300	–	62.00	31.00	17.00	–	–	5,100.00	110.00	33,000.00	33,000.00	–
Series-NY Exacta	NY Exacta	2,000	2,000	–	107.50	86.30	34.20	–	–	68,400.00	228.00	456,000.00	456,000.00	–
Series-Our Miss Jones 19	Celebrity News	1,200	–	1,200	50.00	82.60	23.40	99,120.00	60,000.00	–	156.00	–	187,200.00	187,200.00
Series-Palace Foal	Palace Foal	510	–	510	31.00	71.00	18.00	36,210.00	15,810.00	–	120.00	–	61,200.00	61,200.00
Series-Popular Demand	Popular Demand	1,020	1,020	–	145.00	63.00	36.00	–	–	36,720.00	244.00	248,880.00	248,880.00	–
Series-Power Up Paynter	Power Up Paynter	600	600	–	100.00	61.00	29.00	–	–	17,400.00	190.00	114,000.00	114,000.00	–
Series-Queen Amira 19	Regal Rebel	2,000	2,000	–	60.00	80.25	24.75	–	–	49,500.00	165.00	330,000.00	330,000.00	–
Series-Race Hunter 19	Chasing Time	10,000	9,999	1	25.00	19.20	7.80	19.20	25.00	77,992.20	52.00	519,948.00	520,000.00	52.00
Series-Rosie's Alibi	Rosie's Alibi	10,000	6,736	3,264	62.50	26.75	15.75	267,500.00	625,000.00	106,092.00	105.00	707,280.00	1,050,000.00	1,050,000.00
Series-Salute to America	Salute to America	1,000	1,000	–	80.00	152.05	40.95	–	–	40,950.00	273.00	273,000.00	273,000.00	–
Series-Sauce On Side	Sauce On Side	125	125	–	130.00	74.00	36.00	–	–	4,500.00	240.00	30,000.00	30,000.00	–
Series-Shake It Up Baby	Shake It Up Baby	250	250	–	44.00	66.50	19.50	–	–	4,875.00	130.00	32,500.00	32,500.00	–
Series-Sigesmund	Sigesmund	200	200	–	50.00	35.00	15.00	–	–	3,000.00	100.00	20,000.00	20,000.00	–
Series-Silverpocketsfull 19	Iron Works	5,100	5,100	–	55.00	20.65	13.35	–	–	68,085.00	89.00	453,900.00	453,900.00	–
Series-Social Dilemma	Social Dilemma	510	510	–	49.02	92.93	25.05	–	–	12,775.50	167.00	85,170.00	85,170.00	–
Series-Soul Beam	Soul Beam	65	65	–	355.00	163.50	91.50	–	–	5,947.50	610.00	39,650.00	39,650.00	–
Series-Speightstown Belle 19	Ancient Royalty	900	900	–	85.00	33.15	20.85	–	–	18,765.00	139.00	125,100.00	125,100.00	–
Series-Squared Straight	Squared Straight	150	150	–	150.00	79.50	40.50	–	–	6,075.00	270.00	40,500.00	40,500.00	–
Series-Storm Shooter	Storm Shooter	2,000	2,000	–	90.00	48.00	24.00	–	–	48,000.00	162.00	324,000.00	324,000.00	–
Series-Street Band	Street Band	50	50	–	918.00	127.00	185.00	–	–	9,250.00	1,230.00	61,500.00	61,500.00	–
Series-Sunny 18	Solar Strike	6,000	6,000	–	40.30	14.69	10.01	–	–	60,060.00	65.00	390,000.00	390,000.00	–
Series-Sweet Sweet Annie 19	In Due Time	20	20	–	4,750.00	1,739.00	1,011.00	–	–	20,220.00	7,500.00	150,000.00	150,000.00	–
Series-Swiss Minister	Swiss Minister	50	50	–	150.00	88.00	42.00	–	–	2,100.00	280.00	14,000.00	14,000.00	–
Series-Takeo Squared	Takeo Squared	100	100	–	153.00	76.00	41.00	–	–	4,100.00	270.00	27,000.00	27,000.00	–
Series-Tapitry 19	Infinite Empire	820	820	–	180.00	52.05	40.95	–	–	33,579.00	273.00	223,860.00	223,860.00	–
Series-Tavasco Road	Tavasco Road	80	80	–	128.00	67.00	35.00	–	–	2,800.00	230.00	18,400.00	18,400.00	–
Series-Tell All 19	Walk the Talk	12	12	–	7,000.00	1,987.00	1,513.00	–	–	18,156.00	10,500.00	126,000.00	126,000.00	–
Series-Tell the Duchess 19	Duke of Love	2,000	1,313	687	42.50	78.20	21.30	53,723.40	29,197.50	27,966.90	142.00	186,446.00	284,000.00	97,554.00
Series-The Filly Four	The Filly Four	8,000	8,000	–	105.00	48.00	27.00	–	–	216,000.00	180.00	1,440,000.00	1,440,000.00	–
Series-Thirteen Stripes	Thirteen Stripes	1,000	1,000	–	100.00	94.65	34.35	–	–	34,350.00	229.00	229,000.00	229,000.00	–
Series-Tizamagician	Tizamagician	600	600	–	185.00	87.00	48.00	–	–	28,800.00	320.00	192,000.00	192,000.00	–
Series-Tufnel	Tufnel	5,200	5,143	57	30.00	22.70	9.30	1,293.90	1,710.00	47,829.90	62.00	318,866.00	322,400.00	3,534.00

29

Series-Series Name	Underlying Asset	Interests Offered (1)	Interests Sold (1)	Interests Remaining (1)	Asset Cost/Interest (2)	Operating Expense Reserve/ Interest (2)	Due Diligence Fee/ Interest (2)	Owed to Series (3)	Owed to Experiential (4)	Paid to Experiential (5)	Price Per Interest (6)	$ Sold (7)	$ Offered (7)	$ Remaining (7)
Series-Two Trail Sioux 17	Annahilate	450	450	–	165.00	90.00	45.00	–	–	20,250.00	300.00	135,000.00	135,000.00	–
Series-Two Trail Sioux 17K	Two Trail Sioux 17K	1	1	–	24,750.00	4,970.00	–	–	–	–	29,720.00	29,720.00	29,720.00	–
Series-Utalknboutpractice	Utalknboutpractice	100	100	–	165.00	90.00	45.00	–	–	4,500.00	300.00	30,000.00	30,000.00	–
Series-Vertical Threat	Vertical Threat	600	600	–	100.00	78.50	31.50	–	–	18,900.00	210.00	126,000.00	126,000.00	–
Series-Vow	Vow	2,000	1,999	1	70.00	82.15	26.85	82.15	70.00	53,673.15	179.00	357,821.00	358,000.00	179.00
Series-War Safe	War Safe	2,000	699	1,301	45.00	79.10	21.90	102,909.10	58,545.00	15,308.10	146.00	102,054.00	292,000.00	189,946.00
Series-Wayne O	Wayne O	6,000	6,000	–	75.00	6.00	14.00	–	–	84,000.00	95.00	570,000.00	570,000.00	–
Series-Who Runs the World	Who Runs the World	5,100	1,558	3,542	60.00	28.40	15.60	100,592.80	212,520.00	24,304.80	104.00	162,032.00	530,400.00	368,368.00
Series-Who'sbeeninmybed 19	Micro Share	5,100	5,100	–	45.00	17.90	11.10	–	–	56,610.00	74.00	377,400.00	377,400.00	–
Series-Without Delay	Golden Quality	20	16	4	4,500.00	1,550.00	950.00	6,200.00	18,000.00	15,200.00	7,000.00	112,000.00	140,000.00	28,000.00
Series-Wonder Upon a Star 19	Star Six Nine	10,000	10,000	–	14.00	17.45	5.55	–	–	55,500.00	37.00	370,000.00	370,000.00	–
Series-Yes This Time	Yes This Time	10	10	–	10,000.00	793.00	2,159.00	–	–	21,590.00	12,952.00	129,520.00	129,520.00	–
Series-You Make Luvin Fun 19	Magical Ways	6,000	3,810	2,190	40.00	23.75	11.25	52,012.50	87,600.00	42,862.50	75.00	285,750.00	450,000.00	164,250.00
Series-Zestful	Zestful	100	100	–	194.00	78.00	48.00	–	–	4,800.00	320.00	32,000.00	32,000.00	–

________________________

(1)	Denotes total membership interests offered, sold to date and remaining to be sold in each series.
(2)	Denotes the “Cash Portion of the Asset Cost”, “Cash Reserves for Operating Expenses”, and “Due Diligence Fee” per membership interest sold.
(3)	Denotes the amount of cash held in reserve attributable to such series after deduction of “Due Diligence Fee.”
(4)	Denotes the amount owed to the Manager for any loans extend on behalf of a series.
(5)	Denotes the amount of “Due Diligence Fee” or other “Management Fee” paid to Manager.
(6)	Price per membership interest of each series.
(7)	Denotes total dollar amount offered, sold to date and remaining to be sold in each series.
(8)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(9)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

30

 Revenues

Revenues are generated at the Series level. During the twelve-month periods ended December 31, 2021, and December 31, 2020, the Company generated $2,608,565 and $1,455,916 in revenues, respectively. The increase in revenue is attributed to certain Series’ Underlying Asset winning horse race purse winnings. Some of the Company’s horses (as more particularly described in the Offering Statements under the “Use of Proceeds” section for each Underlying Asset) have begun racing, and thus, may begin to generate revenue.

During the twelve-month periods ended December 31, 2021, and December 31, 2020, the Company incurred costs of revenue – horse expenses of $4,362,914 and $1,805,350 respectively. The increase in costs of revenue – horse expenses is attributed to the Company’s investment in new, additional Underlying Assets that are related to veterinary costs, transportation, jockey fees, etc. as directly related to the revenue-driving activities of such series of horses.

The revenues generated, and costs of revenue incurred, on a series-by-series basis as of December 31, 2021, and December 31, 2020 are as follows:

		Revenues		Cost of Revenues
Series-Series Name	Underlying Asset	31-Dec-21	31-Dec-20	31-Dec-21	31-Dec-20
Series-Action Bundle (1)	Action Bundle	$108,820	$500	$(155,367)	$(37,070)
Series-Amandrea	Amandrea	4,750	19,039	(15,648)	(34,536)
Series-Ambleside Park 19	Lookwhogotlucky	900	-	(23,064)	(6,537)
Series-Amers	Amers	-	-	-	-
Series-Apple Down Under 19	Howboutdemapples	15,049	-	(28,518)	(9,111)
Series-Ari the Adventurer 19	Kanthari	-		(36,952)
Series-Athenian Beauty 19	Quantum Theory	225	-	(43,256)	(8,768)
Series-Authentic	Authentic	-	825,000	(350,467)	(300,002)
Series-Awe Hush 19	Can't Hush This	-	-	(38,943)	(20,598)
Series-Balletic	Balletic	-		(22,601)
Series-Bella Chica	Bella Chica	784	17,252	(8,192)	(14,105)
Series-Big Mel	Big Mel	-	12,450	(25,002)	(40,867)
Series-Black Escort 19	Halofied	-		(30,509)
Series-Bullion	Bullion	-	-	-	-
Series-Cable Boss	Cable Boss	-		(13,193)
Series-Cairo Kiss	Cairo Kiss	-	180	-	(5,183)
Series-Carrothers	Carrothers	669		(53,767)
Series-Cayala 19	Provocateur	8,538	-	(34,930)	(22,879)
Series-Chad Brown Bundle	Chad Brown Bundle	-		(29,328)
Series-Classic Cut	Classic Cut	-		(23,057)
Series-Classofsixtythree 19	Sixtythreecaliber	-	-	(27,619)	(11,755)
Series-Co Cola 19	Search Engine	2,466		(34,508)
Series-Collusion Illusion	Collusion Illusion	1,125	11,500	(42,037)	(48,960)
Series-Consecrate 19	Sacred Beauty	3,132	-	(17,748)	(6,166)
Series-Courtisane 19	Tap the Gavel	5,250		(55,454)
Series-Daddy's Joy	Daddy's Joy	17,070	22,488	(35,933)	(28,837)

31

Series-Dancing Crane	Dancing Crane	24,276		(53,454)
Series-Daring Dancer 20	Daring Dancer 20	-		(2,433)
Series-De Mystique 17	Dancing Destroyer	-	10,280	-	(4,723)
Series-Deep Cover	Deep Cover	38,500	-	(55,911)	(33,184)
Series-Demogorgon	Demogorgon	2,160		(14,727)
Series-Desire Street 19	Always Hopeful	566		(22,736)
Series-Echo Warrior 19	Hero Status	-		(24,850)
Series-Escape Route	Escape Route	78,000	30,300	(64,618)	(17,267)
Series-Exonerated 19	Above Suspicion	-	-	(22,569)	(10,161)
Series-Frosted Oats	Frosted Oats	12,608	-	(24,542)	(11,517)
Series-Future Stars Stable	Future Stars Stable	20,116	-	(80,094)	(30,394)
Series-Going to Vegas	Going to Vegas	213,304		(156,054)
Series-Got Stormy	Got Stormy	227,983	-	(216,760)	(1,104)
Series-Grand Traverse Bay 19	Cornice Traverse	1,125		(35,240)
Series-Grand Traverse Bay 20	Grand Traverse Bay 20	-		(2,165)
Series-Into Summer 19	Malibu Mayhem	650		(28,768)
Series-Just Louise 19	Forbidden Kingdom	43,095	-	(47,049)	(14,157)
Series-Keertana 18	American Heiress	612	-	(34,571)	(27,649)
Series-Kiana's Love	Kiana's Love	-	5,775	-	(6,536)
Series-Kichiro	Kichiro	34	2,338	(2,170)	(7,800)
Series-Lane Way	Lane Way	40,068	50,544	(58,994)	(81,400)
Series-Latte Da 19	Inalattetrouble	-	-	(16,199)	(9,955)
Series-Lazy Daisy	Lazy Daisy	-	10,271	-	(10,881)
Series-Lost Empire 19	Laforgia	-	-	(35,097)	(19,955)
Series-Madarnas	Madarnas	-	-	-	-
Series-Major Implications	Major Implications	-	-	-	-
Series-Man Among Men	Man Among Men	-	-	(22,610)	(15,419)
Series-Margaret Reay 19	A Mo Reay	50,020	-	(49,335)	(16,566)
Series-Margarita Friday 19	Straight No Chaser	-		(24,213)
Series-Martita Sangrita 17	Carpe Vinum	5,880	35,879	(30,112)	(57,080)
Series-Mayan Milagra 19	Tepeu	-		(29,250)
Series-Midnight Sweetie 19	Dolce Notte	-	-	(20,028)	(9,232)
Series-Miss Puzzle	Miss Puzzle	-	-	(4,571)	(9,492)
Series-Miss Sakamoto	Miss Sakamoto	-		(24,405)
Series-Mo Mischief	Mo Mischief	17,710	7,895	(30,924)	(42,824)
Series-Monomoy Girl	Monomoy Girl	178,500	-	(285,659)	(1,471)
Series-Moonless Sky	Moonless Sky	-	2,228	-	(689)
Series-Motion Emotion (2)	Motion Emotion	10,032	-	(16,821)	(2,070)
Series-Mrs Whistler	Mrs Whistler	-		(31,723)
Series-Naismith	Naismith	10,980	-	(52,342)	(30,704)

32

Series-National Road	National Road	-		(20,701)
Series-New York Claiming Package	New York Claiming Package	-	15,106	-	(5,132)
Series-Night of Idiots	Night of Idiots	-	3,960	-	(6,141)
Series-Nileist	Nileist	-	-	-	-
Series-Noble Goddess	Noble Goddess	-	218	-	(4,740)
Series-NY Exacta	NY Exacta	41,800	-	(108,054)	(53,793)
Series-Our Miss Jones 19	Celebrity News	-	-	(20,384)	-
Series-Palace Foal	Palace Foal	-		-
Series-Popular Demand	Popular Demand	-	-	(18,168)	(22,179)
Series-Power Up Paynter	Power Up Paynter	6,501	47,895	(33,746)	(49,448)
Series-Queen Amira 19	Regal Rebel	5,650		(38,489)
Series-Race Hunter 19	Chasing Time	119,460		(74,110)
Series-Rosie's Alibi	Rosie's Alibi	-		(35,132)
Series-Salute to America	Salute to America	1,050		(37,015)
Series-Sauce On Side	Sauce On Side	-	-	-	-
Series-Shake It Up Baby	Shake It Up Baby	-	325	-	(3,988)
Series-Sigesmund	Sigesmund	20	514	867	(8,358)
Series-Silverpocketsfull 19	Iron Works	-		(34,850)
Series-Social Dilemma	Social Dilemma	59,474	-	(59,070)	(1,275)
Series-Soul Beam	Soul Beam	-	-	-	-
Series-Speightstown Belle 19	Ancient Royalty	-	-	(11,028)	(10,361)
Series-Squared Straight	Squared Straight	2,048	4,016	(3,961)	(18,823)
Series-Storm Shooter	Storm Shooter	28,640	47,320	(51,519)	(64,157)
Series-Street Band	Street Band	-	51,359	-	(3,316)
Series-Sunny 18	Solar Strike	-	-	(20,359)	(38,038)
Series-Sweet Sweet Annie 19	In Due Time	34,500		(48,637)
Series-Swiss Minister	Swiss Minister	-	-	-	-
Series-Takeo Squared	Takeo Squared	-	-	-	-
Series-Tapitry 19	Infinite Empire	7,175	-	(25,444)	(15,373)
Series-Tavasco Road	Tavasco Road	-	-	-	-
Series-Tell All 19	Walk the Talk	-		(25,158)
Series-Tell the Duchess 19	Duke of Love	51,355		(55,262)
Series-The Filly Four	The Filly Four	271,309	38,000	(218,243)	(202,319)
Series-Thirteen Stripes	Thirteen Stripes	38,498	-	(59,093)	(31,310)
Series-Tizamagician	Tizamagician	325,800	58,923	(140,622)	(55,992)
Series-Tufnel	Tufnel	-		(13,446)
Series-Two Trail Sioux 17	Annahilate	-	-	(4,654)	(21,226)
Series-Two Trail Sioux 17K	Two Trail Sioux 17K	-	-	(1,541)	60
Series-Utalknboutpractice	Utalknboutpractice	-	10,200	-	(11,190)
Series-Vertical Threat	Vertical Threat	54,840	112,110	(70,755)	(77,095)

33

Series-Vow	Vow	12,600		(42,555)
Series-War Safe	War Safe	-		(21,030)
Series-Wayne O	Wayne O	2,140	2,051	(5,934)	(32,080)
Series-Who Runs the World	Who Runs the World	-		(14,819)
Series-Who'sbeeninmybed 19	Micro Share	4,284		(32,095)
Series-Without Delay	Golden Quality	-		(18,929)
Series-Wonder Upon a Star 19	Star Six Nine	-		(35,230)
Series-Yes This Time	Yes This Time	396,425	-	(168,276)	(1,472)
Series-You Make Luvin Fun 19	Magical Ways	-		(28,383)
Series-Zestful	Zestful	-	-	-	-
Totals		$2,608,565	$1,455,916	$(4,362,914)	$(1,805,350)

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

Operating Expenses

Since its formation in December 2016, the Company’s efforts have been focused on the development of the offering and marketing for fundraising. The Company commenced its planned principal operations in 2018. During the twelve-month periods ended December 31, 2021, and December 31, 2020, the Company incurred $7,917,288 and $4,832,257, respectively, an increase of $3,085,031 related to general and administrative fees, management fees and depreciation. The increase was primarily driven by increased costs from the Company’s investment in new Underlying Assets.

Operating Expenses for the Company including all of the Series for the twelve-month periods ended December 31, 2021, and December 31, 2020, are as follows:

Total Operating Expenses
	31-Dec-21	31-Dec-20	Difference	Change
General and Administrative	$374,367	$237,678	$136,689	58%
Management Fees	1,949,857	1,917,883	31,974	2%
Depreciation	5,593,064	2,676,696	2,916,368	109%
Total:	$7,917,288	$4,832,257	$3,085,031	64%

34

Operating Expenses - Overview

During the twelve-month periods ended December 31, 2021, and December 31, 2020, at the close of the respective offerings for the Series listed in the table below, each individual Series became responsible for operating expenses. All operating expenses are incurred on the books by the Series. The operating expenses for each Series are as follows:

		Operating Expenses
Series-Series Name	Underlying Asset	31-Dec-21	31-Dec-20
Series-Action Bundle (1)	Action Bundle	$59,782	$4,400
Series-Amandrea	Amandrea	21,792	47,845
Series-Ambleside Park 19	Lookwhogotlucky	21,407	19,417
Series-Amers	Amers	–	–
Series-Apple Down Under 19	Howboutdemapples	26,205	22,587
Series-Ari the Adventurer 19	Kanthari	150,235	–
Series-Athenian Beauty 19	Quantum Theory	20,623	19,298
Series-Authentic	Authentic	1,665,668	1,234,060
Series-Awe Hush 19	Can't Hush This	71,600	65,563
Series-Balletic	Balletic	98,523	–
Series-Bella Chica	Bella Chica	10,633	13,901
Series-Big Mel	Big Mel	133,340	224,846
Series-Black Escort 19	Halofied	21,480	–
Series-Bullion	Bullion	–	(2,758
Series-Cable Boss	Cable Boss	75,127	–
Series-Cairo Kiss	Cairo Kiss	–	10,025
Series-Carrothers	Carrothers	158,037	–
Series-Cayala 19	Provocateur	90,922	82,785
Series-Chad Brown Bundle	Chad Brown Bundle	46,871	–
Series-Classic Cut	Classic Cut	112,694	–
Series-Classofsixtythree 19	Sixtythreecaliber	47,267	43,503
Series-Co Cola 19	Search Engine	164,017	–
Series-Collusion Illusion	Collusion Illusion	192,246	146,741
Series-Consecrate 19	Sacred Beauty	16,892	15,105
Series-Courtisane 19	Tap the Gavel	135,087	–
Series-Daddy's Joy	Daddy's Joy	20,005	21,374
Series-Dancing Crane	Dancing Crane	43,987	–
Series-Daring Dancer 20	Daring Dancer 20	6,456	–
Series-De Mystique 17	Dancing Destroyer	–	7,944
Series-Deep Cover	Deep Cover	33,517	49,904
Series-Demogorgon	Demogorgon	25,319	–
Series-Desire Street 19	Always Hopeful	51,934	–
Series-Echo Warrior 19	Hero Status	85,254	–
Series-Escape Route	Escape Route	18,143	13,545

35

Series-Exonerated 19	Above Suspicion	29,175	37,264
Series-Frosted Oats	Frosted Oats	38,959	43,653
Series-Future Stars Stable	Future Stars Stable	124,219	108,743
Series-Going to Vegas	Going to Vegas	184,242	–
Series-Got Stormy	Got Stormy	71,323	9,673
Series-Grand Traverse Bay 19	Cornice Traverse	90,110	–
Series-Grand Traverse Bay 20	Grand Traverse Bay 20	5,376	–
Series-Into Summer 19	Malibu Mayhem	63,507	–
Series-Just Louise 19	Forbidden Kingdom	61,184	53,030
Series-Keertana 18	American Heiress	110,311	161,445
Series-Kiana's Love	Kiana's Love	–	5,125
Series-Kichiro	Kichiro	931	9,587
Series-Lane Way	Lane Way	138,604	209,752
Series-Latte Da 19	Inalattetrouble	39,480	26,646
Series-Lazy Daisy	Lazy Daisy	–	39,077
Series-Lost Empire 19	Laforgia	84,899	80,152
Series-Madarnas	Madarnas	–	–
Series-Major Implications	Major Implications	–	–
Series-Man Among Men	Man Among Men	54,800	50,602
Series-Margaret Reay 19	A Mo Reay	65,269	55,216
Series-Margarita Friday 19	Straight No Chaser	28,116	–
Series-Martita Sangrita 17	Carpe Vinum	45,213	49,530
Series-Mayan Milagra 19	Tepeu	48,339	–
Series-Midnight Sweetie 19	Dolce Notte	30,200	27,574
Series-Miss Puzzle	Miss Puzzle	6,023	7,494
Series-Miss Sakamoto	Miss Sakamoto	81,693	–
Series-Mo Mischief	Mo Mischief	67,929	126,338
Series-Monomoy Girl	Monomoy Girl	92,430	22,374
Series-Moonless Sky	Moonless Sky	–	1,987
Series-Motion Emotion (2)	Motion Emotion	15,055	2,215
Series-Mrs Whistler	Mrs Whistler	54,414	–
Series-Naismith	Naismith	56,760	74,657
Series-National Road	National Road	14,129	–
Series-New York Claiming Package	New York Claiming Package	–	(11,589)
Series-Night of Idiots	Night of Idiots	–	2,870
Series-Nileist	Nileist	–	–
Series-Noble Goddess	Noble Goddess	–	6,916
Series-NY Exacta	NY Exacta	79,778	107,220
Series-Our Miss Jones 19	Celebrity News	18,083	–
Series-Palace Foal	Palace Foal	4,769	3,902
Series-Popular Demand	Popular Demand	48,320	75,462
Series-Power Up Paynter	Power Up Paynter	20,748	27,890

36

Series-Queen Amira 19	Regal Rebel	79,597	–
Series-Race Hunter 19	Chasing Time	156,451	–
Series-Rosie's Alibi	Rosie's Alibi	195,534	–
Series-Salute to America	Salute to America	61,710	–
Series-Sauce On Side	Sauce On Side	–	–
Series-Shake It Up Baby	Shake It Up Baby	–	620
Series-Sigesmund	Sigesmund	–	8,064
Series-Silverpocketsfull 19	Iron Works	142,657	–
Series-Social Dilemma	Social Dilemma	25,485	2,953
Series-Soul Beam	Soul Beam	–	–
Series-Speightstown Belle 19	Ancient Royalty	11,130	29,271
Series-Squared Straight	Squared Straight	2,272	11,325
Series-Storm Shooter	Storm Shooter	67,114	92,199
Series-Street Band	Street Band	–	25,356
Series-Sunny 18	Solar Strike	40,082	95,630
Series-Sweet Sweet Annie 19	In Due Time	42,035	–
Series-Swiss Minister	Swiss Minister	–	–
Series-Takeo Squared	Takeo Squared	–	–
Series-Tapitry 19	Infinite Empire	55,518	50,602
Series-Tavasco Road	Tavasco Road	–	–
Series-Tell All 19	Walk the Talk	40,934	–
Series-Tell the Duchess 19	Duke of Love	54,822	–
Series-The Filly Four	The Filly Four	551,197	703,495
Series-Thirteen Stripes	Thirteen Stripes	42,678	58,881
Series-Tizamagician	Tizamagician	75,395	49,504
Series-Tufnel	Tufnel	63,592	–
Series-Two Trail Sioux 17	Annahilate	5,058	34,600
Series-Two Trail Sioux 17K	Two Trail Sioux 17K	4,282	19,968
Series-Utalknboutpractice	Utalknboutpractice	–	6,144
Series-Vertical Threat	Vertical Threat	44,348	36,201
Series-Vow	Vow	92,574	–
Series-War Safe	War Safe	34,815	–
Series-Wayne O	Wayne O	11,158	152,554
Series-Who Runs the World	Who Runs the World	69,514	–
Series-Who'sbeeninmybed 19	Micro Share	118,967	–
Series-Without Delay	Golden Quality	32,033	–
Series-Wonder Upon a Star 19	Star Six Nine	100,200	–
Series-Yes This Time	Yes This Time	90,124	–
Series-You Make Luvin Fun 19	Magical Ways	106,565	–
Series-Zestful	Zestful	–	–
Totals		$7,917,288	$4,832,257

_______________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

37

Operating Expenses - General and Administrative

For the twelve-month periods ended December 31, 2021, and December 31, 2020, the Company incurred general and administrative fees of $374,367 and $237,678 , respectively, an increase of $136,689. This is due to an increase in the minimum annual General and Administrative expense that is incurred by each Series. In addition, many of the horses that incurred expenses in the prior period incurred a subsequent fee in the current period. The expense increases based on the size of the overall offering. These increases in offerings combined with larger offerings contributed to an overall increase in the general and administrative expense for the Company for the period ending December 31, 2021 relative to the prior period.

The general and administrative fees incurred on a series-by-series basis as of December 31, 2021, and December 31, 2020 are as follows:

		General and Administrative Fees
Series-Series Name	Underlying Asset	31-Dec-21	31-Dec-20
Series-Action Bundle (1)	Action Bundle	$2,400	$4,350
Series-Amandrea	Amandrea	825	1,816
Series-Ambleside Park 19	Lookwhogotlucky	5,600	2,400
Series-Amers	Amers	-	-
Series-Apple Down Under 19	Howboutdemapples	5,200	2,400
Series-Ari the Adventurer 19	Kanthari	6,025	-
Series-Athenian Beauty 19	Quantum Theory	5,600	2,400
Series-Authentic	Authentic	8,970	12,180
Series-Awe Hush 19	Can't Hush This	5,600	2,400
Series-Balletic	Balletic	3,000	-
Series-Bella Chica	Bella Chica	2,300	1,788
Series-Big Mel	Big Mel	800	3,100
Series-Black Escort 19	Halofied	-	-
Series-Bullion	Bullion	-	(1,213)
Series-Cable Boss	Cable Boss	3,000	-
Series-Cairo Kiss	Cairo Kiss	-	2,900
Series-Carrothers	Carrothers	6,625	-
Series-Cayala 19	Provocateur	8,000	3,200
Series-Chad Brown Bundle	Chad Brown Bundle	1,200	-
Series-Classic Cut	Classic Cut	3,000	-
Series-Classofsixtythree 19	Sixtythreecaliber	5,600	2,400
Series-Co Cola 19	Search Engine	5,575	-
Series-Collusion Illusion	Collusion Illusion	8,800	1,800
Series-Consecrate 19	Sacred Beauty	5,600	2,400
Series-Courtisane 19	Tap the Gavel	5,425	-
Series-Daddy's Joy	Daddy's Joy	2,300	3,100
Series-Dancing Crane	Dancing Crane	800	-
Series-Daring Dancer 20	Daring Dancer 20	1,600	-

38

Series-De Mystique 17	Dancing Destroyer	-	1,725
Series-Deep Cover	Deep Cover	2,500	2,500
Series-Demogorgon	Demogorgon	175	-
Series-Desire Street 19	Always Hopeful	3,200	-
Series-Echo Warrior 19	Hero Status	6,800	-
Series-Escape Route	Escape Route	800	-
Series-Exonerated 19	Above Suspicion	5,600	2,400
Series-Frosted Oats	Frosted Oats	8,000	3,200
Series-Future Stars Stable	Future Stars Stable	8,000	3,200
Series-Going to Vegas	Going to Vegas	8,000	-
Series-Got Stormy	Got Stormy	14,100	9,673
Series-Grand Traverse Bay 19	Cornice Traverse	3,625	-
Series-Grand Traverse Bay 20	Grand Traverse Bay 20	1,600	-
Series-Into Summer 19	Malibu Mayhem	4,400	-
Series-Just Louise 19	Forbidden Kingdom	5,600	2,400
Series-Keertana 18	American Heiress	2,300	3,100
Series-Kiana's Love	Kiana's Love	-	3,140
Series-Kichiro	Kichiro	-	3,100
Series-Lane Way	Lane Way	3,800	3,800
Series-Latte Da 19	Inalattetrouble	7,200	3,200
Series-Lazy Daisy	Lazy Daisy	-	4,100
Series-Lost Empire 19	Laforgia	8,000	3,200
Series-Madarnas	Madarnas	-	-
Series-Major Implications	Major Implications	-	-
Series-Man Among Men	Man Among Men	5,600	2,400
Series-Margaret Reay 19	A Mo Reay	5,600	2,400
Series-Margarita Friday 19	Straight No Chaser	4,000	-
Series-Martita Sangrita 17	Carpe Vinum	2,300	3,100
Series-Mayan Milagra 19	Tepeu	-	-
Series-Midnight Sweetie 19	Dolce Notte	5,600	2,400
Series-Miss Puzzle	Miss Puzzle	2,681	3,100
Series-Miss Sakamoto	Miss Sakamoto	5,425	-
Series-Mo Mischief	Mo Mischief	2,550	2,500
Series-Monomoy Girl	Monomoy Girl	4,200	22,374
Series-Moonless Sky	Moonless Sky	-	1,718
Series-Motion Emotion (2)	Motion Emotion	1,200	2,215
Series-Mrs Whistler	Mrs Whistler	3,600	-
Series-Naismith	Naismith	5,662	5,938
Series-National Road	National Road	800	-
Series-New York Claiming Package	New York Claiming Package	-	1,693

39

Series-Night of Idiots	Night of Idiots	-	1,255
Series-Nileist	Nileist	-	-
Series-Noble Goddess	Noble Goddess	-	2,400
Series-NY Exacta	NY Exacta	3,931	6,069
Series-Our Miss Jones 19	Celebrity News	3,625	-
Series-Palace Foal	Palace Foal	-	-
Series-Popular Demand	Popular Demand	5,800	5,800
Series-Power Up Paynter	Power Up Paynter	1,550	3,100
Series-Queen Amira 19	Regal Rebel	3,225	-
Series-Race Hunter 19	Chasing Time	5,575	-
Series-Rosie's Alibi	Rosie's Alibi	3,000	-
Series-Salute to America	Salute to America	3,225	-
Series-Sauce On Side	Sauce On Side	-	-
Series-Shake It Up Baby	Shake It Up Baby	-	-
Series-Sigesmund	Sigesmund	-	3,100
Series-Silverpocketsfull 19	Iron Works	6,200	-
Series-Social Dilemma	Social Dilemma	6,763	2,215
Series-Soul Beam	Soul Beam	-	-
Series-Speightstown Belle 19	Ancient Royalty	2,000	2,400
Series-Squared Straight	Squared Straight	800	3,900
Series-Storm Shooter	Storm Shooter	4,250	5,800
Series-Street Band	Street Band	-	12,426
Series-Sunny 18	Solar Strike	800	3,140
Series-Sweet Sweet Annie 19	In Due Time	-	-
Series-Swiss Minister	Swiss Minister	-	-
Series-Takeo Squared	Takeo Squared	-	-
Series-Tapitry 19	Infinite Empire	5,600	2,400
Series-Tavasco Road	Tavasco Road	-	-
Series-Tell All 19	Walk the Talk	800	-
Series-Tell the Duchess 19	Duke of Love	3,200	-
Series-The Filly Four	The Filly Four	7,198	7,602
Series-Thirteen Stripes	Thirteen Stripes	6,600	5,000
Series-Tizamagician	Tizamagician	2,300	3,100
Series-Tufnel	Tufnel	3,000	-
Series-Two Trail Sioux 17	Annahilate	800	3,100
Series-Two Trail Sioux 17K	Two Trail Sioux 17K	800	10,975
Series-Utalknboutpractice	Utalknboutpractice	-	2,450
Series-Vertical Threat	Vertical Threat	20,163	3,100
Series-Vow	Vow	3,775	-
Series-War Safe	War Safe	2,400	-
Series-Wayne O	Wayne O	(750)	2,350
Series-Who Runs the World	Who Runs the World	3,175	-
Series-Who'sbeeninmybed 19	Micro Share	6,200	-

40

Series-Without Delay	Golden Quality	-	-
Series-Wonder Upon a Star 19	Star Six Nine	6,175	-
Series-Yes This Time	Yes This Time	-	-
Series-You Make Luvin Fun 19	Magical Ways	5,425	-
Series-Zestful	Zestful	-	-
Totals		$374,367	$237,678

_______________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

Operating Expenses – Management Fee

For the twelve-month periods ended December 31, 2021, and December 31, 2020, the Company incurred Management Fee expenses of $1,949,857 and $1,917,883, respectively, an increase of $31,974. The increase is due primarily to the quantity and value of the overall offerings during the current period relative to the prior period. In addition, the increase in offerings combined with higher race earnings during the current period contributed to the increase from the prior period.

The Management Fee expenses on a series-by-series basis as of December 31, 2021, and December 31, 2020 are as follows:

		Management Fee
Series-Series Name	Underlying Asset	31-Dec-20	31-Dec-20
Series-Action Bundle (1)	Action Bundle	$57,382	$50
Series-Amandrea	Amandrea	475	7,529
Series-Ambleside Park 19	Lookwhogotlucky	90	12,608
Series-Amers	Amers	-	-
Series-Apple Down Under 19	Howboutdemapples	1,505	15,570
Series-Ari the Adventurer 19	Kanthari	65,025	-
Series-Athenian Beauty 19	Quantum Theory	23	12,690
Series-Authentic	Authentic	-	468,750
Series-Awe Hush 19	Can't Hush This	-	44,280
Series-Balletic	Balletic	33,708	-
Series-Bella Chica	Bella Chica	-	3,780
Series-Big Mel	Big Mel	-	51,580
Series-Black Escort 19	Halofied	8,850	-
Series-Bullion	Bullion	-	(1,788)
Series-Cable Boss	Cable Boss	33,596	-
Series-Cairo Kiss	Cairo Kiss	-	-
Series-Carrothers	Carrothers	60,909	-
Series-Cayala 19	Provocateur	922	55,897
Series-Chad Brown Bundle	Chad Brown Bundle	-	-
Series-Classic Cut	Classic Cut	76,500	-

41

Series-Classofsixtythree 19	Sixtythreecaliber	-	28,950
Series-Co Cola 19	Search Engine	81,337	-
Series-Collusion Illusion	Collusion Illusion	113	113,400
Series-Consecrate 19	Sacred Beauty	360	9,608
Series-Courtisane 19	Tap the Gavel	74,025	-
Series-Daddy's Joy	Daddy's Joy	1,707	2,276
Series-Dancing Crane	Dancing Crane	18,480	-
Series-Daring Dancer 20	Daring Dancer 20	-	-
Series-De Mystique 17	Dancing Destroyer	-	1,028
Series-Deep Cover	Deep Cover	3,850	26,400
Series-Demogorgon	Demogorgon	19,660	-
Series-Desire Street 19	Always Hopeful	30,538	-
Series-Echo Warrior 19	Hero Status	33,643	-
Series-Escape Route	Escape Route	3,210	10,392
Series-Exonerated 19	Above Suspicion	-	20,787
Series-Frosted Oats	Frosted Oats	1,261	25,830
Series-Future Stars Stable	Future Stars Stable	2,844	74,168
Series-Going to Vegas	Going to Vegas	87,120	-
Series-Got Stormy	Got Stormy	57,223	-
Series-Grand Traverse Bay 19	Cornice Traverse	50,400	-
Series-Grand Traverse Bay 20	Grand Traverse Bay 20	-	-
Series-Into Summer 19	Malibu Mayhem	37,179	-
Series-Just Louise 19	Forbidden Kingdom	4,584	34,762
Series-Keertana 18	American Heiress	61	36,795
Series-Kiana's Love	Kiana's Love	-	-
Series-Kichiro	Kichiro	-	1,320
Series-Lane Way	Lane Way	4,007	86,054
Series-Latte Da 19	Inalattetrouble	-	21,525
Series-Lazy Daisy	Lazy Daisy	-	27
Series-Lost Empire 19	Laforgia	399	53,151
Series-Madarnas	Madarnas	-	-
Series-Major Implications	Major Implications	-	-
Series-Man Among Men	Man Among Men	-	33,579
Series-Margaret Reay 19	A Mo Reay	5,002	37,023
Series-Margarita Friday 19	Straight No Chaser	150	-
Series-Martita Sangrita 17	Carpe Vinum	588	3,588
Series-Mayan Milagra 19	Tepeu	23,080	-
Series-Midnight Sweetie 19	Dolce Notte	-	18,204
Series-Miss Puzzle	Miss Puzzle	-	(63)
Series-Miss Sakamoto	Miss Sakamoto	39,844	-
Series-Mo Mischief	Mo Mischief	3,046	56,889
Series-Monomoy Girl	Monomoy Girl	88,230	-

42

Series-Moonless Sky	Moonless Sky	-	-
Series-Motion Emotion (2)	Motion Emotion	13,855	-
Series-Mrs Whistler	Mrs Whistler	31,462	-
Series-Naismith	Naismith	1,098	45,600
Series-National Road	National Road	-	-
Series-New York Claiming Package	New York Claiming Package	-	1,511
Series-Night of Idiots	Night of Idiots	-	684
Series-Nileist	Nileist	-	-
Series-Noble Goddess	Noble Goddess	-	-
Series-NY Exacta	NY Exacta	4,180	68,400
Series-Our Miss Jones 19	Celebrity News	-	-
Series-Palace Foal	Palace Foal	-	-
Series-Popular Demand	Popular Demand	-	36,720
Series-Power Up Paynter	Power Up Paynter	650	4,790
Series-Queen Amira 19	Regal Rebel	50,065	-
Series-Race Hunter 19	Chasing Time	89,938	-
Series-Rosie's Alibi	Rosie's Alibi	106,092	-
Series-Salute to America	Salute to America	41,055	-
Series-Sauce On Side	Sauce On Side	-	-
Series-Shake It Up Baby	Shake It Up Baby	-	403
Series-Sigesmund	Sigesmund	-	2,085
Series-Silverpocketsfull 19	Iron Works	68,085	-
Series-Social Dilemma	Social Dilemma	18,723	-
Series-Soul Beam	Soul Beam	-	-
Series-Speightstown Belle 19	Ancient Royalty	-	18,765
Series-Squared Straight	Squared Straight	-	(75)
Series-Storm Shooter	Storm Shooter	2,864	52,732
Series-Street Band	Street Band	-	56
Series-Sunny 18	Solar Strike	-	23,980
Series-Sweet Sweet Annie 19	In Due Time	20,220	-
Series-Swiss Minister	Swiss Minister	-	-
Series-Takeo Squared	Takeo Squared	-	-
Series-Tapitry 19	Infinite Empire	718	33,579
Series-Tavasco Road	Tavasco Road	-	-
Series-Tell All 19	Walk the Talk	18,156	-
Series-Tell the Duchess 19	Duke of Love	33,102	-
Series-The Filly Four	The Filly Four	27,131	202,574
Series-Thirteen Stripes	Thirteen Stripes	3,850	34,350
Series-Tizamagician	Tizamagician	32,580	5,892
Series-Tufnel	Tufnel	47,830	-
Series-Two Trail Sioux 17	Annahilate	-	6,750
Series-Two Trail Sioux 17K	Two Trail Sioux 17K	-	743

43

Series-Utalknboutpractice	Utalknboutpractice	-	225
Series-Vertical Threat	Vertical Threat	5,484	11,274
Series-Vow	Vow	54,933	-
Series-War Safe	War Safe	15,308	-
Series-Wayne O	Wayne O	214	205
Series-Who Runs the World	Who Runs the World	24,305	-
Series-Who'sbeeninmybed 19	Micro Share	57,038	-
Series-Without Delay	Golden Quality	15,200	-
Series-Wonder Upon a Star 19	Star Six Nine	55,500	-
Series-Yes This Time	Yes This Time	56,433	-
Series-You Make Luvin Fun 19	Magical Ways	42,863	-
Series-Zestful	Zestful	-	-
Totals		$1,949,857	$1,917,883

________________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

Operating Expenses – Depreciation

For the twelve-month periods ended December 31, 2021, and December 31, 2020, the depreciation was $5,593,064 and $2,676,696, respectively, an increase of $2,916,368. The increase is due to both the quantity and the value of the overall assets increased from the period ending December 31, 2021. This is primarily attributed to the Company acquiring an increase in higher valued horses in the current period than in the previous period. The method of calculating depreciation remained unchanged during the current period.

The depreciation on a series-by-series basis as of December 31, 2021, and December 31, 2020 are as follows:

		Depreciation
Series-Series Name	Underlying Asset	31-Dec-21	31-Dec-20
Series-Action Bundle (1)	Action Bundle	$-	$-
Series-Amandrea	Amandrea	20,492	38,500
Series-Ambleside Park 19	Lookwhogotlucky	15,717	4,409
Series-Amers	Amers	-	-
Series-Apple Down Under 19	Howboutdemapples	19,500	4,617
Series-Ari the Adventurer 19	Kanthari	79,185	-
Series-Athenian Beauty 19	Quantum Theory	15,000	4,208
Series-Authentic	Authentic	1,656,698	753,129
Series-Awe Hush 19	Can't Hush This	66,000	18,883
Series-Balletic	Balletic	61,815	-
Series-Bella Chica	Bella Chica	8,333	8,333
Series-Big Mel	Big Mel	132,540	170,166
Series-Black Escort 19	Halofied	12,630	-
Series-Bullion	Bullion	-	241
Series-Cable Boss	Cable Boss	38,531	-

44

Series-Cairo Kiss	Cairo Kiss	-	7,124
Series-Carrothers	Carrothers	90,502	-
Series-Cayala 19	Provocateur	82,000	23,689
Series-Chad Brown Bundle	Chad Brown Bundle	45,671	-
Series-Classic Cut	Classic Cut	33,194	-
Series-Classofsixtythree 19	Sixtythreecaliber	41,667	12,153
Series-Co Cola 19	Search Engine	77,105	-
Series-Collusion Illusion	Collusion Illusion	183,333	31,541
Series-Consecrate 19	Sacred Beauty	10,932	3,097
Series-Courtisane 19	Tap the Gavel	55,637	-
Series-Daddy's Joy	Daddy's Joy	15,998	15,998
Series-Dancing Crane	Dancing Crane	24,707	-
Series-Daring Dancer 20	Daring Dancer 20	4,856	-
Series-De Mystique 17	Dancing Destroyer	-	5,191
Series-Deep Cover	Deep Cover	27,167	21,004
Series-Demogorgon	Demogorgon	5,484	-
Series-Desire Street 19	Always Hopeful	18,196	-
Series-Echo Warrior 19	Hero Status	44,811	-
Series-Escape Route	Escape Route	14,133	3,153
Series-Exonerated 19	Above Suspicion	23,575	14,077
Series-Frosted Oats	Frosted Oats	29,698	14,623
Series-Future Stars Stable	Future Stars Stable	113,375	31,375
Series-Going to Vegas	Going to Vegas	89,121	-
Series-Got Stormy	Got Stormy	-	-
Series-Grand Traverse Bay 19	Cornice Traverse	36,085	-
Series-Grand Traverse Bay 20	Grand Traverse Bay 20	3,776	-
Series-Into Summer 19	Malibu Mayhem	21,928	-
Series-Just Louise 19	Forbidden Kingdom	51,000	15,867
Series-Keertana 18	American Heiress	107,950	121,550
Series-Kiana's Love	Kiana's Love	-	1,985
Series-Kichiro	Kichiro	931	5,167
Series-Lane Way	Lane Way	130,797	119,897
Series-Latte Da 19	Inalattetrouble	32,280	1,921
Series-Lazy Daisy	Lazy Daisy	-	34,949
Series-Lost Empire 19	Laforgia	76,500	23,800
Series-Madarnas	Madarnas	-	-
Series-Major Implications	Major Implications	-	-
Series-Man Among Men	Man Among Men	49,200	14,623
Series-Margaret Reay 19	A Mo Reay	54,667	15,793
Series-Margarita Friday 19	Straight No Chaser	23,966	-

45

Series-Martita Sangrita 17	Carpe Vinum	42,325	42,842
Series-Mayan Milagra 19	Tepeu	25,259	-
Series-Midnight Sweetie 19	Dolce Notte	24,600	6,970
Series-Miss Puzzle	Miss Puzzle	3,343	4,457
Series-Miss Sakamoto	Miss Sakamoto	36,424	-
Series-Mo Mischief	Mo Mischief	62,333	66,949
Series-Monomoy Girl	Monomoy Girl	-	-
Series-Moonless Sky	Moonless Sky	-	269
Series-Motion Emotion (2)	Motion Emotion	-	-
Series-Mrs Whistler	Mrs Whistler	19,352	-
Series-Naismith	Naismith	50,000	23,118
Series-National Road	National Road	13,329	-
Series-New York Claiming Package	New York Claiming Package	-	(14,055)
Series-Night of Idiots	Night of Idiots	-	931
Series-Nileist	Nileist	-	-
Series-Noble Goddess	Noble Goddess	-	4,516
Series-NY Exacta	NY Exacta	71,667	32,751
Series-Our Miss Jones 19	Celebrity News	14,458	-
Series-Palace Foal	Palace Foal	4,769	3,902
Series-Popular Demand	Popular Demand	42,520	32,942
Series-Power Up Paynter	Power Up Paynter	18,548	20,000
Series-Queen Amira 19	Regal Rebel	26,307	-
Series-Race Hunter 19	Chasing Time	60,937	-
Series-Rosie's Alibi	Rosie's Alibi	86,442	-
Series-Salute to America	Salute to America	17,430	-
Series-Sauce On Side	Sauce On Side	-	-
Series-Shake It Up Baby	Shake It Up Baby	-	217
Series-Sigesmund	Sigesmund	-	2,880
Series-Silverpocketsfull 19	Iron Works	68,372	-
Series-Social Dilemma	Social Dilemma	-	-
Series-Soul Beam	Soul Beam	-	-
Series-Speightstown Belle 19	Ancient Royalty	9,130	8,106
Series-Squared Straight	Squared Straight	1,472	7,500
Series-Storm Shooter	Storm Shooter	60,000	33,667
Series-Street Band	Street Band	-	12,875
Series-Sunny 18	Solar Strike	39,282	68,510
Series-Sweet Sweet Annie 19	In Due Time	21,815	-
Series-Swiss Minister	Swiss Minister	-	-
Series-Takeo Squared	Takeo Squared	-	-
Series-Tapitry 19	Infinite Empire	49,200	14,623

46

Series-Tavasco Road	Tavasco Road	-	-
Series-Tell All 19	Walk the Talk	21,978	-
Series-Tell the Duchess 19	Duke of Love	18,519	-
Series-The Filly Four	The Filly Four	516,868	493,319
Series-Thirteen Stripes	Thirteen Stripes	32,228	19,531
Series-Tizamagician	Tizamagician	40,515	40,515
Series-Tufnel	Tufnel	12,762	-
Series-Two Trail Sioux 17	Annahilate	4,258	24,750
Series-Two Trail Sioux 17K	Two Trail Sioux 17K	3,482	8,250
Series-Utalknboutpractice	Utalknboutpractice	-	3,471
Series-Vertical Threat	Vertical Threat	18,701	21,827
Series-Vow	Vow	33,866	-
Series-War Safe	War Safe	17,107	-
Series-Wayne O	Wayne O	11,694	150,000
Series-Who Runs the World	Who Runs the World	42,034	-
Series-Who'sbeeninmybed 19	Micro Share	55,728	-
Series-Without Delay	Golden Quality	16,833	-
Series-Wonder Upon a Star 19	Star Six Nine	38,525	-
Series-Yes This Time	Yes This Time	33,692	-
Series-You Make Luvin Fun 19	Magical Ways	58,278	-
Series-Zestful	Zestful	-	-
Totals		$5,593,064	$2,676,696

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

Other Expense – Loss on Horse Retirement

For the twelve-month periods ended December 31, 2021, and December 31, 2020, the loss on horse retirement was $677,233 and $113,569, respectively, an increase of $563,664. The increase is due to the timing and the change in remaining net asset value at the close out of the respective Series in the given period.

The loss on horse retirement on a series-by-series basis as of December 31, 2021, and December 31, 2020 are as follows:

Loss on Horse
Series-Series Name	Underlying Asset	31-Dec-21	31-Dec-20
Series-Action Bundle (1)	Action Bundle	$-	$-
Series-Amandrea	Amandrea	42,083	-
Series-Ambleside Park 19	Lookwhogotlucky	-	-
Series-Amers	Amers	-	-
Series-Apple Down Under 19	Howboutdemapples	5,883	-
Series-Ari the Adventurer 19	Kanthari	-	-
Series-Athenian Beauty 19	Quantum Theory	-	-
Series-Authentic	Authentic	-	-

47

Series-Awe Hush 19	Can't Hush This	-	-
Series-Balletic	Balletic	-	-
Series-Bella Chica	Bella Chica	-	-
Series-Big Mel	Big Mel	223,996	-
Series-Black Escort 19	Halofied	-	-
Series-Bullion	Bullion	-	2,425
Series-Cable Boss	Cable Boss	-	-
Series-Cairo Kiss	Cairo Kiss	-	(13,065)
Series-Carrothers	Carrothers	-	-
Series-Cayala 19	Provocateur	-	-
Series-Chad Brown Bundle	Chad Brown Bundle	-	-
Series-Classic Cut	Classic Cut	-	-
Series-Classofsixtythree 19	Sixtythreecaliber	-	-
Series-Co Cola 19	Search Engine	-	-
Series-Collusion Illusion	Collusion Illusion	-	-
Series-Consecrate 19	Sacred Beauty	-	-
Series-Courtisane 19	Tap the Gavel	-	-
Series-Daddy's Joy	Daddy's Joy	-	-
Series-Dancing Crane	Dancing Crane	-	-
Series-Daring Dancer 20	Daring Dancer 20	-	-
Series-De Mystique 17	Dancing Destroyer	-	10,241
Series-Deep Cover	Deep Cover	-	-
Series-Demogorgon	Demogorgon	-	-
Series-Desire Street 19	Always Hopeful	-	-
Series-Echo Warrior 19	Hero Status	-	-
Series-Escape Route	Escape Route	-	-
Series-Exonerated 19	Above Suspicion	-	-
Series-Frosted Oats	Frosted Oats	-	-
Series-Future Stars Stable	Future Stars Stable	(8,500)	-
Series-Going to Vegas	Going to Vegas	-	-
Series-Got Stormy	Got Stormy	-	-
Series-Grand Traverse Bay 19	Cornice Traverse	-	-
Series-Grand Traverse Bay 20	Grand Traverse Bay 20	-	-
Series-Into Summer 19	Malibu Mayhem	-	-
Series-Just Louise 19	Forbidden Kingdom	-	-
Series-Keertana 18	American Heiress	-	-
Series-Kiana's Love	Kiana's Love	-	1,630
Series-Kichiro	Kichiro	4,528	-
Series-Lane Way	Lane Way	-	-
Series-Latte Da 19	Inalattetrouble	-	-
Series-Lazy Daisy	Lazy Daisy	(8,713)	75,739
Series-Lost Empire 19	Laforgia	-	-

48

Series-Madarnas	Madarnas	-	-
Series-Major Implications	Major Implications	-	-
Series-Man Among Men	Man Among Men	-	-
Series-Margaret Reay 19	A Mo Reay	-	-
Series-Margarita Friday 19	Straight No Chaser	-	-
Series-Martita Sangrita 17	Carpe Vinum	-	-
Series-Mayan Milagra 19	Tepeu	-	-
Series-Midnight Sweetie 19	Dolce Notte	-	-
Series-Miss Puzzle	Miss Puzzle	(7,851)	-
Series-Miss Sakamoto	Miss Sakamoto	-	-
Series-Mo Mischief	Mo Mischief	112,968	-
Series-Monomoy Girl	Monomoy Girl	-	-
Series-Moonless Sky	Moonless Sky	-	(3,211)
Series-Motion Emotion (2)	Motion Emotion	-	-
Series-Mrs Whistler	Mrs Whistler	-	-
Series-Naismith	Naismith	-	-
Series-National Road	National Road	-	-
Series-New York Claiming Package	New York Claiming Package	-	36,392
Series-Night of Idiots	Night of Idiots	-	(4,544)
Series-Nileist	Nileist	-	-
Series-Noble Goddess	Noble Goddess	-	(6,569)
Series-NY Exacta	NY Exacta	-	-
Series-Our Miss Jones 19	Celebrity News	-	-
Series-Palace Foal	Palace Foal	-	-
Series-Popular Demand	Popular Demand	86,491	-
Series-Power Up Paynter	Power Up Paynter	9,785	-
Series-Queen Amira 19	Regal Rebel	-	-
Series-Race Hunter 19	Chasing Time	-	-
Series-Rosie's Alibi	Rosie's Alibi	-	-
Series-Salute to America	Salute to America	-	-
Series-Sauce On Side	Sauce On Side	-	-
Series-Shake It Up Baby	Shake It Up Baby	-	(2,800)
Series-Sigesmund	Sigesmund	-	1,843
Series-Silverpocketsfull 19	Iron Works	-	-
Series-Social Dilemma	Social Dilemma	-	-
Series-Soul Beam	Soul Beam	-	-
Series-Speightstown Belle 19	Ancient Royalty	(17,236)	-
Series-Squared Straight	Squared Straight	4,153	-
Series-Storm Shooter	Storm Shooter	-	-
Series-Street Band	Street Band	-	23,375
Series-Sunny 18	Solar Strike	119,421	-
Series-Sweet Sweet Annie 19	In Due Time	-	-

49

Series-Swiss Minister	Swiss Minister	-	-
Series-Takeo Squared	Takeo Squared	-	-
Series-Tapitry 19	Infinite Empire	-	-
Series-Tavasco Road	Tavasco Road	-	-
Series-Tell All 19	Walk the Talk	-	-
Series-Tell the Duchess 19	Duke of Love	-	-
Series-The Filly Four	The Filly Four	29,870	-
Series-Thirteen Stripes	Thirteen Stripes	-	-
Series-Tizamagician	Tizamagician	-	-
Series-Tufnel	Tufnel	-	-
Series-Two Trail Sioux 17	Annahilate	28,742	-
Series-Two Trail Sioux 17K	Two Trail Sioux 17K	7,518	-
Series-Utalknboutpractice	Utalknboutpractice	-	(7,887)
Series-Vertical Threat	Vertical Threat	(169,211)	-
Series-Vow	Vow	-	-
Series-War Safe	War Safe	-	-
Series-Wayne O	Wayne O	213,306	-
Series-Who Runs the World	Who Runs the World	-	-
Series-Who'sbeeninmybed 19	Micro Share	-	-
Series-Without Delay	Golden Quality	-	-
Series-Wonder Upon a Star 19	Star Six Nine	-	-
Series-Yes This Time	Yes This Time	-	-
Series-You Make Luvin Fun 19	Magical Ways	-	-
Series-Zestful	Zestful	-	-
Totals		$677,233	$113,569

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

As a result, the Company’s aggregate net loss across all series for the twelve-month periods ended December 31, 2021, and December 31, 2020 was $10,308,528 and $5,330,249, respectively.

Liquidity and Capital Resources – For the Years Ended December 31, 2021 and 2020

During the years ended December 31, 2021 and 2020, the Company has relied on advances from founders, raising capital to fund its operations and the issuance of securities under Regulation A offerings, as well as under an intrastate permit and Regulation D offering as sources of capital. The funds raised supported the repayment of manager’s loans (advanced to obtain Underlying Assets), accrue management fees and set aside cash held by the manager as horse reserve accounts to cover certain horse expenses. Additionally, the Company acquired one Underlying Asset through a loan from a strategic vendor partner.

50

Of the horses that were part of an offering as of December 31, 2021 that have not yet started racing and thus potential revenue-generating activities, the Company anticipates they will begin racing as follows:

Name of Series	Target for Revenue Generation
Series-Ari the Adventurer 19	Sep-22
Series-Balletic	Sep-22
Series-Awe Hush 19
Series-Cable Boss	Nov-22
Series-Chad Brown Bundle	Sep-22
Series-Classic Cut	Oct-22
Series-Classofsixtythree 19
Series-Daring Dancer 20	Oct-22
Series-Echo Warrior 19	Apr-22
Series-Exonerated 19	Jul-22
Series-Grand Traverse Bay 20	Sep-22
Series-Halofied	Jun-22
Series-Into Summer 19
Series-Latte Da 19	May-22
Series-Lost Empire 19	Apr-22
Series-Man Among Men	Jul-22
Series-Margarita Friday 19	Sep-22
Series-Mayan Milagra 19
Series-Midnight Sweetie 19	Retired
Series-Miss Sakamoto
Series-Mrs Whistler	Apr-22
Series-National Road	May-22
Series-Palace Foal	N/A
Series-Rosie's Alibi	Sep-22
Series-Silverpocketsfull 19
Series-Tell All 19	Sep-22
Series-Tufnel	Aug-22
Series-War Safe	Apr-22
Series-Who Runs the World	Oct-22
Series-Without Delay	Apr-22
Series-Wonder Upon a Star 19	retired
Series-You Make Luvin Fun 19	Sep-22

The Company anticipates such horses will begin racing and, thus, potentially generating revenue as early as the above dates, which should allow such Series to maintain an ongoing reserve for Operating Expenses without the need to raise additional capital. Should such Underlying Asset need more time than anticipated in training or fails to generate sufficient revenues as expected, the Manager may loan the Series money from time-to-time to cover its Operating Expenses. The Company has purchased insurance for such Underlying Assets.

51

The Company (if viewed as if it were a separate and distinct entity apart from its Series) will not have much, if any, need for cash reserves and, instead, each Series will have liquidity needs that are built into Operating Expense reserves and covered by future revenue-generating activities. Specifically, it is the intent of the Company to reserve Operating Expenses, including Upkeep Fees, at the outset of an offering sufficient to maintain the Underlying Asset without the need to raise additional capital for such Series. The Company intends to rely on revenue generated from such Underlying Asset to provide ongoing working capital needed to fund the Operating Expenses of each such Series thereafter. Further, in the event that a Series is not fully subscribed, or needs additional funding beyond the Operating Expense reserves, (i) the Manager and/or its affiliates may exercise their right to purchase interests in the Series on the same terms and conditions as the investors, (ii) if such Underlying Asset was originally acquired by the Company or an affiliate pursuant to a Profit Participation Convertible Promissory Note or similar instrument, such party may exercise its conversion rights, and/or (iii) the Series may obtain a loan from the Manager, affiliates or third parties to obtain sufficient working capital to operate the underlying asset.

During the next 12 months, the Company intends to fund its operations, including those of its Series with funding from a Regulation A offering campaign, loans from its manager and funds from revenue producing activities, if and when such can be realized. If the Company cannot secure additional short-term capital, it may cease operations. The financial statements and related notes thereto included in this Annual Report do not include any adjustments that might result from these uncertainties.

Horse Reserve Funds

During the twelve-month periods ended December 31, 2021, and December 31, 2020, the Company had a total of $3,668,322 and $1,470,649, respectively, in reserve funds held by the Manager for each series of an Underlying Asset as outlined below.

As of December 31, 2021, the Company’s positions of borrowings and amounts owed to it by the Manager are as follows:

Series-Series Name	Underlying Asset	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series	Horse Reserves to Last Through
Series-Action Bundle (1)	Action Bundle	-	-	-	-
Series-Amandrea	Amandrea	-	-	-	-
Series-Ambleside Park 19	Lookwhogotlucky	12,298	-	12,298	3/31/2022
Series-Amers	Amers	-	-	-	-
Series-Apple Down Under 19	Howboutdemapples	15,715	-	15,715	3/31/2022
Series-Ari the Adventurer 19	Kanthari	38,119	-	38,119	6/30/2022
Series-Athenian Beauty 19	Quantum Theory	14,634	-	14,634	3/31/2022
Series-Authentic	Authentic	(275,776)	-	(275,776)	-
Series-Awe Hush 19	Can't Hush This	25,063	-	25,063	6/30/2022
Series-Balletic	Balletic	181,899	(488,988)	(307,089)	12/31/2023
Series-Bella Chica	Bella Chica	(16,506)	-	(16,506)	-
Series-Big Mel	Big Mel	-	-	-	-
Series-Black Escort 19	Halofied	2,691	(22,050)	(19,359)	-
Series-Bullion	Bullion	-	-	-	-
Series-Cable Boss	Cable Boss	109,777	(230,118)	(120,341)	12/31/2023
Series-Cairo Kiss	Cairo Kiss	-	-	-	-
Series-Carrothers	Carrothers	54,026	(93,061)	(39,036)	12/31/2022
Series-Cayala 19	Provocateur	34,775	-	34,775	12/31/2022

52

Series-Chad Brown Bundle	Chad Brown Bundle	323,639	(994,500)	(670,861)	12/31/2023
Series-Classic Cut	Classic Cut	155,443	-	155,443	12/31/2023
Series-Classofsixtythree 19	Sixtythreecaliber	18,601	-	18,601	6/30/2022
Series-Co Cola 19	Search Engine	84,970	-	84,970	12/31/2022
Series-Collusion Illusion	Collusion Illusion	8,051	-	8,051	3/31/2022
Series-Consecrate 19	Sacred Beauty	11,491	-	11,491	3/31/2022
Series-Courtisane 19	Tap the Gavel	115,344	-	115,344	12/31/2022
Series-Daddy's Joy	Daddy's Joy	(13,907)	-	(13,907)	-
Series-Dancing Crane	Dancing Crane	(605)	-	(605)	-
Series-Daring Dancer 20	Daring Dancer 20	29,717	(81,000)	(51,283)	12/31/2023
Series-De Mystique 17	Dancing Destroyer	-	-	-	-
Series-Deep Cover	Deep Cover	7,639	-	7,639	3/31/2022
Series-Demogorgon	Demogorgon	5,598	-	5,598	2/28/2022
Series-Desire Street 19	Always Hopeful	63,161	(1,538)	61,623	12/31/2022
Series-Echo Warrior 19	Hero Status	94,050	(105,157)	(11,107)	12/31/2023
Series-Escape Route	Escape Route	23,489	-	23,489	6/30/2022
Series-Exonerated 19	Above Suspicion	15,485	-	15,485	6/30/2022
Series-Frosted Oats	Frosted Oats	24,375	-	24,375	9/30/2022
Series-Future Stars Stable	Future Stars Stable	49,619	-	49,619	12/31/2022
Series-Going to Vegas	Going to Vegas	42,836	-	42,836	12/31/2022
Series-Got Stormy	Got Stormy	-	-	-	-
Series-Grand Traverse Bay 19	Cornice Traverse	89,610	-	89,610	12/31/2023
Series-Grand Traverse Bay 20	Grand Traverse Bay 20	29,460	(72,600)	(43,140)	12/31/2023
Series-Into Summer 19	Malibu Mayhem	85,080	(2,953)	82,127	12/31/2023
Series-Just Louise 19	Forbidden Kingdom	23,801	-	23,801	6/30/2022
Series-Keertana 18	American Heiress	9,334	-	9,334	2/28/2022
Series-Kiana's Love	Kiana's Love	-	-	-	-
Series-Kichiro	Kichiro	-	-	-	-
Series-Lane Way	Lane Way	(14,839)	-	(14,839)	-
Series-Latte Da 19	Inalattetrouble	22,857	-	22,857	12/31/2022
Series-Lazy Daisy	Lazy Daisy	-	-	-	-
Series-Lost Empire 19	Laforgia	40,324	-	40,324	12/31/2022
Series-Madarnas	Madarnas	-	-	-	-
Series-Major Implications	Major Implications	-	-	-	-
Series-Man Among Men	Man Among Men	19,853	-	19,853	12/31/2022
Series-Margaret Reay 19	A Mo Reay	13,825	-	13,825	6/30/2022
Series-Margarita Friday 19	Straight No Chaser	138,487	(281,353)	(142,867)	12/31/2023
Series-Martita Sangrita 17	Carpe Vinum	(39,137)	-	(39,137)	-
Series-Mayan Milagra 19	Tepeu	7,670	-	7,670	2/28/2022
Series-Midnight Sweetie 19	Dolce Notte	14,472	-	14,472	6/30/2022
Series-Miss Puzzle	Miss Puzzle	(741)	-	(741)	-

53

Series-Miss Sakamoto	Miss Sakamoto	88,070	(49,618)	38,452	12/31/2023
Series-Mo Mischief	Mo Mischief	-	-	-	-
Series-Monomoy Girl	Monomoy Girl	-	-	-	-
Series-Moonless Sky	Moonless Sky	-	-	-	-
Series-Motion Emotion (2)	Motion Emotion	-	-	-	-
Series-Mrs Whistler	Mrs Whistler	113,577	(54,615)	58,962	12/31/2023
Series-Naismith	Naismith	8,314	-	8,314	2/28/2022
Series-National Road	National Road	3,489	(109,990)	(106,501)	1/31/2022
Series-New York Claiming Package	New York Claiming Package	-	-	-	-
Series-Night of Idiots	Night of Idiots	-	-	-	-
Series-Nileist	Nileist	-	-	-	-
Series-Noble Goddess	Noble Goddess	-	-	-	-
Series-NY Exacta	NY Exacta	34,103	-	34,103	3/31/2022
Series-Our Miss Jones 19	Celebrity News	74,151	(161,160)	(87,009)	12/31/2023
Series-Palace Foal	Palace Foal	(6,171)	-	(6,171)	-
Series-Popular Demand	Popular Demand	-	-	-	-
Series-Power Up Paynter	Power Up Paynter	(30,399)	-	(30,399)	-
Series-Queen Amira 19	Regal Rebel	115,811	-	115,811	12/31/2023
Series-Race Hunter 19	Chasing Time	124,529	(44)	124,485	12/31/2023
Series-Rosie's Alibi	Rosie's Alibi	198,118	(291,312)	(93,194)	12/31/2023
Series-Salute to America	Salute to America	108,755	-	108,755	6/30/2023
Series-Sauce On Side	Sauce On Side	-	-	-	-
Series-Shake It Up Baby	Shake It Up Baby	-	-	-	-
Series-Sigesmund	Sigesmund	-	-	-	-
Series-Silverpocketsfull 19	Iron Works	71,245	-	71,245	6/30/2023
Series-Social Dilemma	Social Dilemma	-	-	-	-
Series-Soul Beam	Soul Beam	-	-	-	-
Series-Speightstown Belle 19	Ancient Royalty	-	-	-	-
Series-Squared Straight	Squared Straight	-	-	-	-
Series-Storm Shooter	Storm Shooter	(470)	-	(470)	-
Series-Street Band	Street Band	-	-	-	-
Series-Sunny 18	Solar Strike	-	-	-	-
Series-Sweet Sweet Annie 19	In Due Time	(5,677)	-	(5,677)	-
Series-Swiss Minister	Swiss Minister	-	-	-	-
Series-Takeo Squared	Takeo Squared	-	-	-	-
Series-Tapitry 19	Infinite Empire	19,869	-	19,869	12/31/2022
Series-Tavasco Road	Tavasco Road	-	-	-	-
Series-Tell All 19	Walk the Talk	(2,114)	-	(2,114)	-
Series-Tell the Duchess 19	Duke of Love	102,081	(82,921)	19,160	12/31/2023
Series-The Filly Four	The Filly Four	13,645	-	13,645	3/31/2023
Series-Thirteen Stripes	Thirteen Stripes	25,528	-	25,528	6/30/2023

54

Series-Tizamagician	Tizamagician	12,114	-	12,114	3/31/2023
Series-Tufnel	Tufnel	93,794	(3,004)	90,790	12/31/2023
Series-Two Trail Sioux 17	Annahilate	-	-	-	-
Series-Two Trail Sioux 17K	Two Trail Sioux 17K	-	-	-	-
Series-Utalknboutpractice	Utalknboutpractice	-	-	-	-
Series-Vertical Threat	Vertical Threat	139,563	-	139,563	12/31/2023
Series-Vow	Vow	113,250	(152)	113,098	12/31/2023
Series-War Safe	War Safe	130,270	(161,454)	(31,184)	12/21/2023
Series-Wayne O	Wayne O	-	-	-	-
Series-Who Runs the World	Who Runs the World	111,546	(313,113)	(201,567)	12/31/2023
Series-Who'sbeeninmybed 19	Micro Share	62,342	-	62,342	6/30/2023
Series-Without Delay	Golden Quality	12,071	(24,200)	(12,129)	3/31/2022
Series-Wonder Upon a Star 19	Star Six Nine	126,095	-	126,095	12/31/2023
Series-Yes This Time	Yes This Time	18,364	-	18,364	3/31/2022
Series-You Make Luvin Fun 19	Magical Ways	96,692	(139,613)	(42,920)	6/30/2023
Series-Zestful	Zestful	-	-	-	-
Total		$3,668,322	$(3,764,514)	$(96,192)

____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

The cash reserves for Operating Expenses, including Upkeep Fees, for each Series are estimated to last through the time period set forth in the table above. The purchase price of such Underlying Assets typically includes such reserves for Operating Expenses through at least the time period set forth in the table above. In the Offerings, it is the intent of the Company to reserve Operating Expenses, including Upkeep Fees, at the outset of an offering sufficient to maintain the Underlying Asset without the need to raise additional capital for such series. The Company intends to rely on revenue generated from such Underlying Asset to provide ongoing working capital needed to fund the Operating Expenses of each such Series thereafter.

Series Interests

As of December 31, 2021, the Company received a total of $26,719,950 in exchange for series interests in various Underlying Assets (See our financial statements and “Note 6 – Members’ Equity/(Deficit)” for more detail):

Series Name	Units Offered	Units Tendered	Subscription Amount
Series-Action Bundle (1)	10,000	10,000	$310,000
Series-Amandrea	550	550	162,250
Series-Ambleside Park 19	410	410	84,050
Series-Amers	75	75	10,500
Series-Apple Down Under 19	600	600	103,800
Series-Ari the Adventurer 19	5,100	5,100	433,500
Series-Athenian Beauty 19	1,800	1,800	84,600
Series-Authentic	12,500	12,500	2,575,000
Series-Awe Hush 19	1,800	1,800	295,200
Series-Balletic	10,000	2,809	224,720
Series-Bella Chica	100	100	38,000
Series-Big Mel	6,000	6,000	726,000
Series-Black Escort 19	20	15	75,000

55

Series-Bullion	25	25	11,750
Series-Cable Boss	5,100	2,309	223,973
Series-Cairo Kiss	80	80	44,400
Series-Carrothers	5,100	4,016	405,616
Series-Cayala 19	4,100	4,100	373,100
Series-Chad Brown Bundle	5,000	-	-
Series-Classic Cut	10,000	10,000	510,000
Series-Classofsixtythree 19	1,000	1,000	193,000
Series-Co Cola 19	5,100	5,100	540,600
Series-Collusion Illusion	25,000	25,000	750,000
Series-Consecrate 19	410	410	64,370
Series-Courtisane 19	10,000	10,000	490,000
Series-Daddy's Joy	600	600	108,000
Series-Dancing Crane	20	20	122,000
Series-Daring Dancer 20	750	-	-
Series-De Mystique 17	250	250	35,000
Series-Deep Cover	800	800	176,000
Series-Demogorgon	20	20	128,000
Series-Desire Street 19	1,020	1,011	203,211
Series-Echo Warrior 19	6,000	3,867	224,286
Series-Escape Route	10	10	62,952
Series-Exonerated 19	820	820	138,580
Series-Frosted Oats	4,100	4,100	172,200
Series-Future Stars Stable	10,000	10,000	500,000
Series-Going to Vegas	5,100	5,100	438,600
Series-Got Stormy	5,100	5,100	229,500
Series-Grand Traverse Bay 19	750	750	335,250
Series-Grand Traverse Bay 20	750	-	-
Series-Into Summer 19	650	641	247,426
Series-Just Louise 19	1,020	1,020	233,580
Series-Keertana 18	5,100	5,100	510,000
Series-Kiana's Love	200	200	24,000
Series-Kichiro	200	200	26,000
Series-Lane Way	6,000	6,000	540,000
Series-Latte Da 19	4,100	4,100	143,500
Series-Lazy Daisy	1,250	1,250	143,750
Series-Lost Empire 19	10,200	10,200	357,000
Series-Madarnas	50	50	17,500
Series-Major Implications	20	20	4,600
Series-Man Among Men	820	820	223,860
Series-Margaret Reay 19	820	820	246,820
Series-Margarita Friday 19	2,000	6	996
Series-Martita Sangrita 17	600	600	192,000
Series-Mayan Milagra 19	20	20	170,000

56

Series-Midnight Sweetie 19	820	820	121,360
Series-Miss Puzzle	125	125	31,250
Series-Miss Sakamoto	6,000	4,919	265,626
Series-Mo Mischief	5,100	5,100	382,500
Series-Monomoy Girl	10,200	10,200	469,200
Series-Moonless Sky	200	200	22,000
Series-Motion Emotion (2)	1,020	1,020	85,680
Series-Mrs Whistler	2,000	1,531	209,747
Series-Naismith	2,000	2,000	304,000
Series-National Road	20	-	-
Series-New York Claiming Package	510	510	71,400
Series-Night of Idiots	80	80	20,000
Series-Nileist	45	45	23,850
Series-Noble Goddess	300	300	33,000
Series-NY Exacta	2,000	2,000	456,000
Series-Our Miss Jones 19	1,200	-	-
Series-Palace Foal	510	-	-
Series-Popular Demand	1,020	1,020	248,880
Series-Power Up Paynter	600	600	114,000
Series-Queen Amira 19	2,000	2,000	330,000
Series-Race Hunter 19	10,000	9,999	519,948
Series-Rosie's Alibi	10,000	6,736	707,280
Series-Salute to America	1,000	1,000	273,000
Series-Sauce On Side	125	125	30,000
Series-Shake It Up Baby	250	250	32,500
Series-Sigesmund	200	200	20,000
Series-Silverpocketsfull 19	5,100	5,100	453,900
Series-Social Dilemma	510	510	85,170
Series-Soul Beam	65	65	39,650
Series-Speightstown Belle 19	900	900	125,100
Series-Squared Straight	150	150	40,500
Series-Storm Shooter	2,000	2,000	324,000
Series-Street Band	50	50	61,500
Series-Sunny 18	6,000	6,000	390,000
Series-Sweet Sweet Annie 19	20	20	150,000
Series-Swiss Minister	50	50	14,000
Series-Takeo Squared	100	100	27,000
Series-Tapitry 19	820	820	223,860
Series-Tavasco Road	80	80	18,400
Series-Tell All 19	12	12	126,000
Series-Tell the Duchess 19	2,000	1,313	186,446
Series-The Filly Four	8,000	8,000	1,440,000
Series-Thirteen Stripes	1,000	1,000	229,000
Series-Tizamagician	600	600	192,000

57

Series-Tufnel	5,200	5,143	318,866
Series-Two Trail Sioux 17	450	450	135,000
Series-Two Trail Sioux 17K	1	1	29,720
Series-Utalknboutpractice	100	100	30,000
Series-Vertical Threat	600	600	126,000
Series-Vow	2,000	1,999	357,821
Series-War Safe	2,000	699	102,054
Series-Wayne O	6,000	6,000	570,000
Series-Who Runs the World	5,100	1,558	162,032
Series-Who'sbeeninmybed 19	5,100	5,100	377,400
Series-Without Delay	20	16	112,000
Series-Wonder Upon a Star 19	10,000	10,000	370,000
Series-Yes This Time	10	10	129,520
Series-You Make Luvin Fun 19	6,000	3,810	285,750
Series-Zestful	100	100	32,000
Totals	316,473	280,430	$26,719,950

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

Advances from Manager – For the Years Ended December 31, 2021 and 2020

To fund its organizational and start-up activities as well as to advance funds on behalf of a series to purchase horse assets, the Manager has covered the expenses and costs of the Company and its series thus far on a non-interest-bearing extension of revolving credit. The Company will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company will repay the Manager for funds extended to acquire horse assets from the series subscription proceeds (less the applicable management fee), as they are received.

Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

In the table below, the Company outlines the positions of borrowings and amounts owed to it by the Manager as of December 31, 2021:

Series-Series Name	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series
Series-Action Bundle (1)	-	-	-
Series-Amandrea	-	-	-
Series-Ambleside Park 19	12,298	-	12,298
Series-Amers	-	-	-
Series-Apple Down Under 19	15,715	-	15,715
Series-Ari the Adventurer 19	38,119	-	38,119
Series-Athenian Beauty 19	14,634	-	14,634
Series-Authentic	(275,776)	-	(275,776)
Series-Awe Hush 19	25,063	-	25,063
Series-Balletic	181,899	(488,988)	(307,089)
Series-Bella Chica	(16,506)	-	(16,506)
Series-Big Mel	-	-	-

58

Series-Black Escort 19	2,691	(22,050)	(19,359)
Series-Bullion	-	-	-
Series-Cable Boss	109,777	(230,118)	(120,341)
Series-Cairo Kiss	-	-	-
Series-Carrothers	54,026	(93,061)	(39,036)
Series-Cayala 19	34,775	-	34,775
Series-Chad Brown Bundle	323,639	(994,500)	(670,861)
Series-Classic Cut	155,443	-	155,443
Series-Classofsixtythree 19	18,601	-	18,601
Series-Co Cola 19	84,970	-	84,970
Series-Collusion Illusion	8,051	-	8,051
Series-Consecrate 19	11,491	-	11,491
Series-Courtisane 19	115,344	-	115,344
Series-Daddy's Joy	(13,907)	-	(13,907)
Series-Dancing Crane	(605)	-	(605)
Series-Daring Dancer 20	29,717	(81,000)	(51,283)
Series-De Mystique 17	-	-	-
Series-Deep Cover	7,639	-	7,639
Series-Demogorgon	5,598	-	5,598
Series-Desire Street 19	63,161	(1,538)	61,623
Series-Echo Warrior 19	94,050	(105,157)	(11,107)
Series-Escape Route	23,489	-	23,489
Series-Exonerated 19	15,485	-	15,485
Series-Frosted Oats	24,375	-	24,375
Series-Future Stars Stable	49,619	-	49,619
Series-Going to Vegas	42,836	-	42,836
Series-Got Stormy	-	-	-
Series-Grand Traverse Bay 19	89,610	-	89,610
Series-Grand Traverse Bay 20	29,460	(72,600)	(43,140)
Series-Into Summer 19	85,080	(2,953)	82,127
Series-Just Louise 19	23,801	-	23,801
Series-Keertana 18	9,334	-	9,334
Series-Kiana's Love	-	-	-
Series-Kichiro	-	-	-
Series-Lane Way	(14,839)	-	(14,839)
Series-Latte Da 19	22,857	-	22,857
Series-Lazy Daisy	-	-	-
Series-Lost Empire 19	40,324	-	40,324
Series-Madarnas	-	-	-
Series-Major Implications	-	-	-
Series-Man Among Men	19,853	-	19,853

59

Series-Margaret Reay 19	13,825	-	13,825
Series-Margarita Friday 19	138,487	(281,353)	(142,867)
Series-Martita Sangrita 17	(39,137)	-	(39,137)
Series-Mayan Milagra 19	7,670	-	7,670
Series-Midnight Sweetie 19	14,472	-	14,472
Series-Miss Puzzle	(741)	-	(741)
Series-Miss Sakamoto	88,070	(49,618)	38,452
Series-Mo Mischief	-	-	-
Series-Monomoy Girl	-	-	-
Series-Moonless Sky	-	-	-
Series-Motion Emotion (2)	-	-	-
Series-Mrs Whistler	113,577	(54,615)	58,962
Series-Naismith	8,314	-	8,314
Series-National Road	3,489	(109,990)	(106,501)
Series-New York Claiming Package	-	-	-
Series-Night of Idiots	-	-	-
Series-Nileist	-	-	-
Series-Noble Goddess	-	-	-
Series-NY Exacta	34,103	-	34,103
Series-Our Miss Jones 19	74,151	(161,160)	(87,009)
Series-Palace Foal	(6,171)	-	(6,171)
Series-Popular Demand	-	-	-
Series-Power Up Paynter	(30,399)	-	(30,399)
Series-Queen Amira 19	115,811	-	115,811
Series-Race Hunter 19	124,529	(44)	124,485
Series-Rosie's Alibi	198,118	(291,312)	(93,194)
Series-Salute to America	108,755	-	108,755
Series-Sauce On Side	-	-	-
Series-Shake It Up Baby	-	-	-
Series-Sigesmund	-	-	-
Series-Silverpocketsfull 19	71,245	-	71,245
Series-Social Dilemma	-	-	-
Series-Soul Beam	-	-	-
Series-Speightstown Belle 19	-	-	-
Series-Squared Straight	-	-	-
Series-Storm Shooter	(470)	-	(470)
Series-Street Band	-	-	-
Series-Sunny 18	-	-	-
Series-Sweet Sweet Annie 19	(5,677)	-	(5,677)
Series-Swiss Minister	-	-	-
Series-Takeo Squared	-	-	-

60

Series-Tapitry 19	19,869	-	19,869
Series-Tavasco Road	-	-	-
Series-Tell All 19	(2,114)	-	(2,114)
Series-Tell the Duchess 19	102,081	(82,921)	19,160
Series-The Filly Four	13,645	-	13,645
Series-Thirteen Stripes	25,528	-	25,528
Series-Tizamagician	12,114	-	12,114
Series-Tufnel	93,794	(3,004)	90,790
Series-Two Trail Sioux 17	-	-	-
Series-Two Trail Sioux 17K	-	-	-
Series-Utalknboutpractice	-	-	-
Series-Vertical Threat	139,563	-	139,563
Series-Vow	113,250	(152)	113,098
Series-War Safe	130,270	(161,454)	(31,184)
Series-Wayne O	-	-	-
Series-Who Runs the World	111,546	(313,113)	(201,567)
Series-Who'sbeeninmybed 19	62,342	-	62,342
Series-Without Delay	12,071	(24,200)	(12,129)
Series-Wonder Upon a Star 19	126,095	-	126,095
Series-Yes This Time	18,364	-	18,364
Series-You Make Luvin Fun 19	96,692	(139,613)	(42,920)
Series-Zestful	-	-	-
Total	$3,668,322	$(3,764,514)	$(96,192)

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

Related Party Transactions – For the Years Ended December 31, 2021 and 2020

The Company’s Manager has advanced funds to and holds cash reserves on behalf of various of the Company’s series funds. See Note 4, Note 5, and Note 7 to Financial Statements as of December 31, 2021 for further discussions. Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

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In order to fund the Company’s activities as well as to advance funds on behalf of a Series in order to acquire an Underlying Asset prior to establishing and issuing securities in the Series for holding such Underlying Asset, the Company has borrowed a total of $26,485,884 as of December 31, 2021(*), from the Manager in the form of profit participation convertible promissory notes as follows:

Series Name	Principal Borrowed from Manager (3)
Series-Action Bundle (1)	$263,500
Series-Amandrea	137,500
Series-Ambleside Park 19	71,443
Series-Amers	8,925
Series-Apple Down Under 19	88,230
Series-Ari the Adventurer 19	368,475
Series-Athenian Beauty 19	71,910
Series-Authentic	2,188,750
Series-Awe Hush 19	250,920
Series-Balletic	680,000
Series-Bella Chica	32,300
Series-Big Mel	617,100
Series-Black Escort 19	88,200
Series-Bullion	6,000
Series-Cable Boss	420,495
Series-Cairo Kiss	37,760
Series-Carrothers	437,835
Series-Cayala 19	317,135
Series-Chad Brown Bundle	994,500
Series-Classic Cut	433,500
Series-Classofsixtythree 19	164,050
Series-Co Cola 19	459,510
Series-Collusion Illusion	637,500
Series-Consecrate 19	54,715
Series-Courtisane 19	416,500
Series-Daddy's Joy	91,800
Series-Dancing Crane	103,520
Series-Daring Dancer 20	81,000
Series-De Mystique 17	30,228
Series-Deep Cover	149,600
Series-Demogorgon	108,340
Series-Desire Street 19	174,267
Series-Echo Warrior 19	295,800
Series-Escape Route	52,560
Series-Exonerated 19	117,793
Series-Frosted Oats	146,370
Series-Future Stars Stable	425,000
Series-Going to Vegas	372,810
Series-Got Stormy	195,075

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Series-Grand Traverse Bay 19	284,963
Series-Grand Traverse Bay 20	72,600
Series-Into Summer 19	213,265
Series-Just Louise 19	198,543
Series-Keertana 18	433,500
Series-Kiana's Love	20,400
Series-Kichiro	22,000
Series-Lane Way	459,000
Series-Latte Da 19	121,975
Series-Lazy Daisy	121,250
Series-Lost Empire 19	303,450
Series-Madarnas	14,850
Series-Major Implications	3,900
Series-Man Among Men	190,281
Series-Margaret Reay 19	209,797
Series-Margarita Friday 19	282,200
Series-Martita Sangrita 17	163,200
Series-Mayan Milagra 19	146,920
Series-Midnight Sweetie 19	103,156
Series-Miss Puzzle	26,500
Series-Miss Sakamoto	275,400
Series-Mo Mischief	326,400
Series-Monomoy Girl	398,820
Series-Moonless Sky	18,700
Series-Motion Emotion (2)	72,828
Series-Mrs Whistler	232,900
Series-Naismith	258,400
Series-National Road	109,990
Series-New York Claiming Package	64,620
Series-Night of Idiots	16,690
Series-Nileist	20,250
Series-Noble Goddess	28,300
Series-NY Exacta	387,600
Series-Our Miss Jones 19	161,160
Series-Palace Foal (3)(**)	-
Series-Popular Demand	212,160
Series-Power Up Paynter	96,600
Series-Queen Amira 19	280,500
Series-Race Hunter 19	442,000
Series-Rosie's Alibi	892,500
Series-Salute to America	232,050
Series-Sauce On Side	25,500
Series-Shake It Up Baby	27,625
Series-Sigesmund	17,000
Series-Silverpocketsfull 19	385,815

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Series-Social Dilemma	72,395
Series-Soul Beam	33,703
Series-Speightstown Belle 19	106,335
Series-Squared Straight	34,350
Series-Storm Shooter	276,000
Series-Street Band	52,250
Series-Sunny 18	329,940
Series-Sweet Sweet Annie 19	129,780
Series-Swiss Minister	11,900
Series-Takeo Squared	22,900
Series-Tapitry 19	190,281
Series-Tavasco Road	15,600
Series-Tell All 19	107,844
Series-Tell the Duchess 19	241,400
Series-The Filly Four	1,224,000
Series-Thirteen Stripes	194,650
Series-Tizamagician	163,200
Series-Tufnel	274,040
Series-Two Trail Sioux 17	114,750
Series-Two Trail Sioux 17K	28,234
Series-Utalknboutpractice	25,500
Series-Vertical Threat	107,100
Series-Vow	304,300
Series-War Safe	248,200
Series-Wayne O	486,000
Series-Who Runs the World	450,840
Series-Who'sbeeninmybed 19	320,790
Series-Without Delay	121,000
Series-Wonder Upon a Star 19	314,500
Series-Yes This Time	107,930
Series-You Make Luvin Fun 19	382,500
Series-Zestful	27,200
Totals	$26,485,884

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	The Company converted an advance from founders outstanding as of December 31, 2017 to equity in the Company to ease the cash flow burden to the Company during 2018.

(*)As of December 31, 2021, the Company owes the following to related parties:

-$446,051 to Spendthrift in connection with Series The Filly Four.

-$1,893,474 to Spendthrift in connection with Series Authentic associated with the “kicker” balance due.

-$421,411 to Spendthrift in connection with the deferred training expenses across various series associated with yearling purchases in 2020, that will be payable at the conclusion of such Series.

-$75,000.00 to the Manager in connection with Series Authentic.

-$171,263 to the Manager in connection with deferred training expenses across various series associated with yearling purchases in 2020, that will be payable at the conclusion of such Series.

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(**)The Company acquired the horse asset in Series Palace Foal via a $15,606 convertible profit participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit participating loan bears a 2.38 percent per annum interest rate and is due either when Series Palace Foal is fully subscribed or converted into the unsold units of Series Palace Foal. During the time the convertible profit participating loan is outstanding, the underlying cash flow of Series Palace Foal series accrues to the loan holder.

Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

Trend information – For the Years Ended December 31, 2021 and 2020

The Company’s main focus over the next twelve months is to continue to launch subsequent Offerings of Series Interests. In 2021, we closed 18 Offerings. The table below shows the launched and closed Offerings for the year ended December 31,2021:

	# of Offerings Launched	# of Offerings Closed
2021	32	18

(1) data represents number of Offerings for Series Interests of each state of offering process in the given period.

(2) offerings launched as of December 31, 2021 either through (i) a California intra state permit, (ii) a Regulation A offering or (iii) a Regulation D offering.

The Company plans to launch approximately 35 to 70 additional offerings in the next twelve months, as of the date of this filing, including offerings for increasingly higher value underlying assets. The proceeds from any offerings closed during the next twelve months will be used to acquire additional race horses. We believe that continuing to offer a large of offerings in 2022 and beyond will help us from a number of perspectives:

1) Continue to grow the user base on the Platform by attracting more Investors into our ecosystem.

2) Enable the Company to reduce operating expenses for each series, as we negotiate better contracts for training, upkeep, insurance and other operating expenses with a larger collection of underlying assets.

3) Attract a larger community of Horse Sellers with high quality underlying assets to the Platform who may view us as a more efficient method of transacting than the traditional syndication processes.

In addition to more offerings, we also intend to continue to develop Membership Experience Programs, which allow Investors to enjoy the collection of racehorses acquired and managed by the Company through events, race day visits and other programs.

Outside of the trends mentioned above, we believe that the Company is also dependent on the general economic environment and investing climate, the horse racing industry at large (including ongoing concerns of horse safety), in particular in the United States. In addition, since we are reliant on our Manager to support the Company and the Series, we are dependent on the general fundraising environment and our Manager’s continued ability to raise capital.

Plan of Operations

As stated, the Company is in the business of acquiring interests in, training and racing race horses. As the Company acquires the interests in the horses in the future, the Company will recognize its share of the horse earnings less any expenses paid for or incurred on behalf of a specific horse operation.

During the year ended December 31, 2021, series accrued race winnings totaling $2,608,565. In sum, the series incurred $4,362,914 of series specific expenses (stabling, transportation, insurance, veterinary, etc.). The Company has also accrued $1,949,857 of due diligence or management fees earned by the Manager.

Off-Balance Sheet Arrangements

As of December 31, 2021, we did not have any off-balance sheet arrangements.

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ITEM 3. DIRECTORS AND OFFICERS

MANAGEMENT

Manager

The Manager of the Company is Experiential Squared, Inc., a Delaware corporation formed on December 27, 2016 (also referred to as “Experiential” or as “Manager.”)

The Company operates under the direction of the Manager, which is responsible for directing the operations of our business, directing our day-to-day affairs, and implementing our business strategy. The Manager and its officers and directors are not required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require. The Manager is responsible for determining maintenance required in order to maintain or improve the asset’s quality, determining how to monetize a Series and other underlying assets at Membership Experience Programs in order to generate profits and evaluating potential sale offers, which may lead to the liquidation of a Series as the case may be.

The Company will follow guidelines adopted by the Manager and implement policies set forth in the Operating Agreement unless otherwise modified by the Manager. The Manager may establish further written policies and will monitor our administrative procedures, asset operations and performance to ensure that the policies are fulfilled. The Manager may change our objectives at any time without approval of our Interest Holders. The Manager is one of the leading bloodstock and racing management operations in the United States with over 70 wins as of February 2022.

The Manager performs its duties and responsibilities pursuant to our Operating Agreement. We have agreed to limit the liability of the Manager and to indemnify the Manager against certain liabilities.

Responsibilities of the Manager

Under Nevada law, the fiduciary duties of a manager to the limited liability company and to its members are limited to that of good faith and fair dealing. The Operating Agreement for the Company has set forth standards by which the duties of the Manager are to be measured.

Among other things, the Operating Agreement recognizes that the Manager (directly or through affiliates) is permitted to conduct outside business activities that may conflict with the Company’s business. The Company's business operations and affairs will be managed entirely by the Manager, which may be subject to certain conflicts of interest. (See "CONFLICTS OF INTEREST.") In addition, the Manager may, if desired, submit any contract or act for approval or ratification by the Members of the Company, and any contract or act approved or ratified by the affirmative vote of the Members holding a majority of percentage interests will not constitute a violation of the Manager’s duties to the Company or its Members.

The Members have not been separately represented by independent legal counsel in their dealings with the Manager. Members must rely on the good faith and integrity of the Manager to act in accordance with the terms and conditions of this Offering. The terms of establishment of the Company, its operations, and the operating agreement has been prepared by the Manager. Therefore, the terms and the Operating Agreement have not been negotiated in an arms' length transaction, and there is no assurance that the Company could not have obtained more favorable terms from a third party for any of these agreements. INVESTORS SHOULD CONSULT WITH THEIR OWN COUNSEL TO EVALUATE ANY AND ALL OF THESE AGREEMENTS AND RELATIONSHIPS.

The Manager must, on demand, give to any Member or his legal representative true and complete information concerning all Company affairs as required by law. Each Member or his legal representative has the right to inspect and copy the Company books and records upon reasonable request and in accordance with applicable law.

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The Operating Agreement provides that the Manager shall have no liability to the Company for losses resulting from errors in judgment or other acts or omissions, as long as (i) the Manager determined, in good faith, that such action or inaction was in, or not opposed to, the best interests of the Company and (ii) such action or inaction did not constitute fraud, deceit, willful misconduct, gross negligence, or a wrongful taking. The Operating Agreement also provides that the Company shall indemnify the Manager against liability and related expenses (including reasonable attorneys' fees and costs) incurred in dealing with the Company, Members or third parties, so long as the standard described above is met. Therefore, Members may have a more limited right of action then they would have absent these provisions in the Operating Agreement. A successful indemnification of the Manager or any litigation that may arise in connection with the Manager's indemnification could deplete the assets of the Company. Members who believe that a breach of the Manager's duty has occurred should consult with their own counsel.

Executive Officers, Directors and Significant Employees of the Manager

The following individuals constitute the Board of Directors, executive management and significant employees of the Manager:

Name	Age	Position	Term of Office (Beginning)
Executive Officers and Directors

Michael Behrens	45	Chief Executive Officer, Chief Financial Officer, Secretary, and Director	Inception

Significant Employees

Chris Ransom	43	Head of Finance and Strategy	September 2020
Amber Jain	44	Head of Digital Product	November 2019
Roderick Wachman	53	Global Head of Bloodstock and Stable Management	March 2021
Joe Mishak	37	Racing Operations Manager	April 2018
Joe Moran	27	West Coast Racing Manager; Head of Edge Racing	July 2018
Paige Albarado	32	Midwest Racing Manager	November 2019
Harry Rice	25	East Coast Racing Manager	August 2021
Molly Seiber	30	Head of Content	January 2020

Background of Officers and Directors of the Manager

The following is a brief summary of the background of each director and executive officer of the Manager:

Michael Behrens, Chief Executive Officer, Chief Financial Officer, Secretary and Director

Michael has served as the CEO of Experiential Squared since 2018. Under his leadership, as of February 2022, Experiential has managed well over 100 racehorses across the United States and achieved over 70 wins including the Kentucky Derby and Breeders Cup Classic. He has built and led a team of experts in racing management, bloodstock services, content, marketing, legal and technology. Experiential now manages stables in Ireland, the United Kingdom and Australia and is quickly rising to a leadership position in managing, acquiring and selling racehorses.

Background of Significant Employees

The following is a brief summary of the background of some of our significant employees that build, manage and optimize the horses and our Investor experiences:

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Chris Ransom, Head of Finance and Strategy

As our head of finance, Chris is responsible for the allocation of capital to our stable in both acquisitions and training and provides a strong role of governance to all use of capital in each series to maximize shareholder value. Since our launch he has been one of our top strategic advisors, and joined the team in 2020.

A graduate of Boston University, Chris Ransom has over twenty years of experience as a financial executive in the construction, real estate, and thoroughbred industry.

Amber Jain, Head of Digital Product

As head of digital product, Amber’s primary responsibility is to lead MyRacehorse to imagine, develop and deliver great digital experiences to its customer base of racehorse owners. His daily responsibilities are focused on building features that enrich the ownership experience for investors in each of the Series/Horses. A major expectation with an investment in a series is to unlock the full experience of ownership. The MyRacehorse tech stack provides, updates on training, video interviews with trainers, analysis by key industry stakeholders, Q/A session with key stakeholders, race day financials, sharing, and other stable management features.

Amber has an MS degree in Computer Science from University of Southern California along with a BS in Electrical Engineering. Prior to joining MyRacehorse, Amber served as a hands’ on technology leader in the digital marketing space building cutting edge MarTech products around attribution, personalization and campaign optimization focusing on SEM and Display channels.

Roderick Wachman, Global Head of Bloodstock and Stable Management

As our Head of Global Bloodstock and Stable Management, Roderick’s chief responsibilities include working with our racing team and our resident veterinarian to review potential acquisition targets, develop and maintain an approved list of trainers and racing partners and oversee the management of our stable. Roderick was born and raised in Ireland; he has worked in the thoroughbred industry for 31 years. Gaining experience in Ireland, England, New Zealand and Australia. Settling in Lexington, Kentucky in 1994, where he worked for Brookdale Farm and Bluegrass Thoroughbred Services. He started and successfully operated Kingswood Farm from 2001 - 2014, before deciding to operate an international Bloodstock agency.

Joe Mishak, Racing Operations Manager

As our head of racing operations, Joe’s chief responsibilities are to support our Head of Bloodstock and Racing and to manage the entire stable from end-to-end. His role is focused on ensuring much of the day to day activities managing our stable are operating at maximum capacity, including, race selections, acquire/sell opportunities, obtaining, review, and assessing veterinarian and trainer reports, communicating with our co-owners and also working with each state on racing licenses. During his tenure with our company he has led many of our key decisions around moving horses to different trainers and circuits, selling/retiring horses, nominating horse to key races, and acquiring horses as auction and privately. Joe has degrees from The University of Arizona’s Racetrack Industry Program (Master of Animal Sciences) and La Salle University (Business Administration). At The University of Arizona, his thesis analyzed the role of racing syndicates in the racing industry with an emphasis on economics, racing statistics and profitability analyses.

Joe Moran, West Coast Racing Manger and Head of Edge Racing

Joe’s responsibilities include managing our stable of runners in the West Coast division and serves as the lead for our partnership racing product, Edge Racing. In this capacity Joe routinely is on site (mornings and afternoons) to watch the divisions runners train and race, coordinate with respective trainers regarding training schedule and race results, as well as developing and maintaining key relationships with our racing partners and track officials. Joe, a graduate of Oklahoma Baptist University, has been around the racing industry his entire life. His first introduction to the industry came through his father who owns a number of horses on the Southern California circuit. In addition to spending significant time at the barns with his family’s horses, Joe also worked in the Andy Mathis barn as a hot walker and groom.

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Paige Albarado, Midwest Racing Manager

As our manager of Midwest Racing, Paige’s chief responsibilities includes working with our horses, trainers and tracks in the Midwest. In this capacity Paige routinely is on site (mornings and afternoons) to watch the divisions runners train and race, coordinate with respective trainers regarding training schedule and race results, as well as developing and maintaining key relationships with our racing partners and track officials. Insights gained by these activities areas then collaborates with our operations manager and global bloodstock and racing to continually refine/optimize our stable management strategies. Paige also plays a critical role leading the customer support team regarding shareholder inquiries, horse visitations, and providing shareholder updates.

Paige graduated from the University of Kentucky (Equine Science and Management) and began her career in the racing industry as an assistant trainer for a number of years at JP Stables in Lexington, Kentucky. Prior to joining our company, Paige was the Head of Horsemen’s Relations at Fair Grounds Race Course in New Orleans. Additional stints include working with Taylor Made Sales (yearling division) and trainer Dale Romans sales consignment.

Harry Rice, East Coast Racing Manager

As our manager of East Coast Racing, Harry's chief responsibilities include working with our trainers for all our East Coast horses. Harry is regularly on site for both morning training and afternoon races to watch the division's runners, coordinate training schedules with respective trainers, as well as develop relationships with our racing partners and track officials. Insights gained from these areas are used to collaborate with our operations manager and global head of bloodstock/racing to continually improve our stable management strategies. Being immersed in racing from birth, Harry grew up around the racetracks of New York where his father helped him make invaluable connections that are utilized daily. When school years ended in high school and college, Harry gained knowledge in the racing industry by working for Hall of Fame trainers Tom Voss and Shug McGaughey. After attending Penn State University, Harry began working as a foreman/assistant trainer to Tom Morley while gaining television production experience from his wife, Maggie Wolfendale. Prior to joining MyRacehorse in August 2021, Harry was a production assistant at ESPN where he had stints on both SportsCenter and Daily Wager.

Molly Seiber, Head of Content

Molly Seiber started her career in Thoroughbred Horse Racing at the Breeders’ Cup World Championships by launching their presence on social media and creating an award-winning mobile app.  Since then, Seiber has acquired a number of awards on her shelves including an Eclipse Award.  She brings a decade of experience learning what content the racing public craves and what content will best serve our owners. Since starting her role at MyRacehorse she has dedicated her time to creating exclusive and engaging content for the MRH investors and making their ownership experience one of a kind. Content includes live streams, interviews, assessments, profiles and more.

Advances from Manager

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation - Advances from Manager” section above for more information.

Related Party Transactions

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation - Related Party Transactions” section above for more information.

Conflicts of Interest

See “Conflicts of Interest” section below for more information.

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COMPENSATION

Compensation of Executive Officers

We do not currently have any employees nor do we currently intend to hire any employees who will be compensated directly by the Company. The chief executive officer of the Manager plus other employees of the Manager manage our day-to-day affairs, oversee the review, selection and recommendation of underlying assets, service acquired assets and monitor the performance of these assets to ensure that they are consistent with our business objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager, from Experiential Squared, Inc.  Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Manager, we do not intend to pay any compensation directly to these individuals.

Compensation of Manager

The Manager will receive reimbursement for costs incurred relating to this and other offerings (e.g., Offering Expenses and Operating Expenses) and, in its capacity as Manager, a Management Fee (including the Due Diligence Fees and 10% and any earned Performance Management Fees). Neither the Manager nor its affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of the Interests.

The annual compensation of the Manager for Fiscal Year 2021 was as follows:

Name	Capacities in which compensation was received (e.g., Chief Executive Officer, director, etc.)	Cash compensation ($)	Other compensation ($)	Total compensation ($)
Experiential Squared, Inc.	Manager	$1,949,857	$688,047(1)	$2,637,904

_____________________

(1)	Compensation related to the Manager performing bloodstock services and general and administrative services in connection with the management for certain Underlying Assets of their respective Series in 2021

In addition, should a series’ revenue exceed its ongoing Operating Expenses and various other potential financial obligations of the series, the Manager in its capacity as the Manager may receive a Management Fee as described in “Description of the Business – Management Fee.”

A more complete description of Management of the Company is included in “Description of the Business” and “Management”.

Except as set forth herein, we do not have any ongoing plan or arrangement for the compensation of executive officers and our Manager.

Compensation of Executive Officers

We do not currently have any employees nor do we currently intend to hire any employees who will be compensated directly by the Company. The chief executive officer of the Manager plus other employees of the Manager manage our day-to-day affairs, oversee the review, selection and recommendation of underlying assets, service acquired assets and monitor the performance of these assets to ensure that they are consistent with our business objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager, from Experiential Squared, Inc.  Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Manager, we do not intend to pay any compensation directly to these individuals.

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CONFLICTS OF INTEREST

We have identified the following conflicts of interest that may arise in connection with the Interests, in particular, in relation to the Company, the Manager, the Manager’s majority stockholder and the Underlying Assets. The conflicts of interest described in this section should not be considered as an exhaustive list of the conflicts of interest that prospective investors should consider before investing in the Interests.

Manager’s Fees and Compensation

None of the compensation set forth under “Compensation of Manager” and “Compensation of Executive Officers” was determined by arms’ length negotiations. It is anticipated that the commissions and profits received by the Manager may be higher or lower depending upon market conditions.

This conflict of interest will exist in connection with Company management and investors must rely upon the duties of the Manager of good faith and fair dealing to protect their interests, as qualified by the Operating Agreement.

The Manager has the right to retain the services of other firms, in addition to or in lieu of the Manager, to perform various services, asset management and other activities in connection with the business.

Loans or Other Related Party Transactions

The Company converted an advance from founders outstanding as of December 31, 2017 to equity in the Company to ease the cash flow burden to the Company. The Company also has borrowed $1,119,860, from the manager of the Company in order to acquire horse assets prior to establishing and issuing securities in the underlying series holding the horse assets for the fiscal year ended December 31, 2021. Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

Upkeep Fee Liabilities; Operating Expenses Reimbursement Obligations; Manager Loans

The Manager or an affiliate will incur liabilities related to Upkeep Fees on behalf of the Series and be entitled to reimbursement of such amount only upon a sale of the Underlying Asset or a dissolution or termination of such Series and not from Distributable Cash from ongoing revenues generated by such Series (“Operating Expenses Reimbursement Obligation(s)”). Notwithstanding the foregoing, there will still exist a smaller pre-paid cash reserve for Prepaid Expenses and insurance, administrative and general Operating Expenses which is intended to cover three years of such projected Operating Expenses (excluding Upkeep Fees).

In addition, the Manager retains discretion to also (a) loan the amount of the Operating Expenses to such Series, on which the Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and/or (b) cause additional Interests to be issued in order to cover such additional amounts.

An Interest Holder will be liable only to the extent of their agreed upon capital contributions and, if no such capital remains at dissolution, such Interest Holder will not be liable for the failure of a Series to repay its underlying debt or liabilities, including the Operating Expenses Reimbursement Obligations.

Other Series or Businesses

The Manager may engage for its own account, or for the account of others, in other business ventures, similar to that of the Company or otherwise, and neither the Company nor any Investor shall be entitled to any interest therein.

The Company will not have independent management and it will rely on the Manager for the operation of the Company. The Manager will devote only so much time to the business of the Company as is reasonably required. The Manager could have conflicts of interest in allocating management time, services and functions between its existing business interests other than the Company and any future entities which it may organize as well as other business ventures in which it may be involved. The Manager believes it has sufficient staff available to be fully capable of discharging its responsibilities to all such entities.

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The Manager, acting in the same capacities for other investors, companies, partnerships or entities, may result in competition with individual Series, including other Series. There are no restrictions on the Manager, or any of its affiliates, against operating other businesses in such competition with the Company. If the Manager or any of its affiliates did operate such a business that competed for clients with the Company, it could substantially impair the Company’s financial results.

Manager Affiliation with Majority Owners

The Manager may independently determine to invest in syndicates that own majority interests in certain assets owned by individual Series. The Manager may derive compensation from its membership in these syndicates in addition to any compensation earned as a Manager of an individual Series.

Animal Welfare Obligations

The Manager is responsible and equipped to manage the series in a manner to maximize investor returns by buying, managing and selling the Underlying Asset in an optimal manner, however the Manager is committed to maximizing the welfare of the thoroughbred and will make decisions that are always in the best interest of the welfare of the horse. This could include but is not limited to surgery and rehabilitation costs, veterinary inspections and diagnostics, spelling (breaks from racing and training that limit the ability to earn revenue), and early retirement of a horse if it is deemed in the best interest of the horse.

Maximization of Entertainment Value

The Manager is responsible and equipped to manage the series in a manner to maximize investor returns by buying, managing and selling the Underlying Asset in an optimal manner. However, as has been shown by our Investors’ interests over the past few years, the Manager is committed to maximizing the entertainment and experiential value of the Investors as well. Many Investors cite their primary reason for investing as the ability to own a racehorse and experience the journey of racehorse ownership. The Manager needs to make decisions that balance the welfare, the profit of the underlying asset and the entertainment expectations of the Series Investors.

An affiliate of Spendthrift Farm LLC is a Majority Stockholder in the Manager and Spendthrift is frequently a Horse Seller and Co-Owner in our Underlying Assets. Our interests in these transactions may be different from the interests of affiliates in these transactions.

On March 17, 2020, an affiliate of Spendthrift Farm, LLC, a Kentucky limited liability company (“Spendthrift”), became a majority stockholder in Experiential Squared, Inc., the Manager of the Company. Spendthrift is also a Horse Seller and Co-Owner with the Company in several of the Underlying Assets of existing Series and will continue to hold those positions in future Series. As such, the Company recognizes that there may be a heightened risk of conflicts of interest representing our interests in these transactions on the one hand and the interests of the Manager and its affiliates in preserving or furthering their respective relationships on the other hand and/or proper valuation of certain transactions (or the perception thereof). The Manager and the Company, in determining whether to approve or authorize a particular transaction with Spendthrift, will consider whether the transaction between the Company and Spendthrift is fair and reasonable to the Company and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

Lack of Independent Legal Representation

The Members have not been separately represented by independent legal counsel in connection with the Company’s organization or in their dealings with the Manager. The Investors must rely on the good faith and integrity of the Manager to act in accordance with the terms and conditions of this Offering. The terms of the management of the business and the operating agreement have all been prepared by the Company. Therefore, the terms of these agreements have not been negotiated in an arms’ length transaction, and there is no assurance that the Company could not have obtained more favorable terms from a third party for any of these agreements. PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN LEGAL COUNSEL FOR LEGAL ADVICE IN CONNECTION WITH THIS INVESTMENT.

We do not have a conflicts of interest policy.

The Company, the Manager and their affiliates will try to balance the Company’s interests with their own.  However, to the extent that such parties take actions that are more favorable to other entities than the Company, these actions could have a negative impact on the Company’s financial performance and, consequently, on distributions to Investors and the value of the Interests. The Company has not adopted, and does not intend to adopt in the future, either a conflicts of interest policy or a conflicts resolution policy.

72

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

PRINCIPAL INTEREST HOLDERS

The Company is managed by Experiential Squared, Inc. which is also the Company’s 100% owner. Experiential Squared, Inc., and/or its affiliates, have no intention of owning any of the Interests in the Series at Closing. However, Experiential Squared, Inc., and/or its affiliates, still reserve the right to participate in the Offering on the same terms and conditions as the Investors at their discretion and may opt to convert a Profit Participation Convertible Promissory Note into interests that remain unsold in this offering. The address of Experiential Squared, Inc. is 120 Kentucky Avenue, Suite 110 Lexington KY 40502.

The following table sets forth information regarding beneficial ownership of the securities of the Company as of March 31, 2022 (i) by each of our officers and directors; (ii) by all of our officers and directors as a group; and (iii) by each person who is known by us to beneficially own more than 10% of any class of our voting securities. Unless otherwise specified, the address of each of the persons set forth below is in care of our company at 120 Kentucky Ave, Suite 110 Lexington KY 40502:

Underlying Asset	Name of Beneficial Owner	Number of Interests Beneficially Owned	Percentage of Interests Beneficially Owned
	Experiential Squared, Inc. (Manager)	N/A	100.00%
Action Bundle	Experiential Squared, Inc. (Manager)	10,000	100.00%
Amandrea	Experiential Squared, Inc. (Manager)	42	7.64%
Lookwhogotlucky	Experiential Squared, Inc. (Manager)	0	0.00%
Amers	Experiential Squared, Inc. (Manager)	0	0.00%
Howboutdemapples	Experiential Squared, Inc. (Manager)	0	0.00%
Kanthari	Experiential Squared, Inc. (Manager)	5	0.10%
Quantum Theory	Experiential Squared, Inc. (Manager)	0	0.00%
Authentic	Experiential Squared, Inc. (Manager)	58	0.46%
Can't Hush This	Experiential Squared, Inc. (Manager)	1	0.06%
Balletic	Experiential Squared, Inc. (Manager)	4760	93.33%
Bella Chica	Experiential Squared, Inc. (Manager)	70	70.00%
Big Mel	Experiential Squared, Inc. (Manager)	0	0.00%
Halofied	Experiential Squared, Inc. (Manager)	5	25.00%
Bullion	Experiential Squared, Inc. (Manager)	0	0.00%
Cable Boss	Experiential Squared, Inc. (Manager)	435	8.53%
Cairo Kiss	Experiential Squared, Inc. (Manager)	0	0.00%
Carrothers	Experiential Squared, Inc. (Manager)	1077	21.12%
Provocateur	Experiential Squared, Inc. (Manager)	5	1.22%
Chad Brown Bundle	Experiential Squared, Inc. (Manager)	11	0.22%
Classic Cut	Experiential Squared, Inc. (Manager)	0	0.00%
Sixtythreecaliber	Experiential Squared, Inc. (Manager)	0	0.00%
Search Engine	Experiential Squared, Inc. (Manager)	1	0.02%
Collusion Illusion	Experiential Squared, Inc. (Manager)	5	0.02%

73

Sacred Beauty	Experiential Squared, Inc. (Manager)	2	0.49%
Tap the Gavel	Experiential Squared, Inc. (Manager)	0	0.00%
Daddy's Joy	Experiential Squared, Inc. (Manager)	2	0.33%
Dancing Crane	Experiential Squared, Inc. (Manager)	2	10.00%
Daring Dancer 20	Experiential Squared, Inc. (Manager)	3	0.40%
Dancing Destroyer	Experiential Squared, Inc. (Manager)	0	0.00%
Deep Cover	Experiential Squared, Inc. (Manager)	2	0.25%
Demogorgon	Experiential Squared, Inc. (Manager)	0	0.00%
Always Hopeful	Experiential Squared, Inc. (Manager)	9	0.88%
Hero Status	Experiential Squared, Inc. (Manager)	5	0.08%
Escape Route	Experiential Squared, Inc. (Manager)	0	0.00%
Above Suspicion	Experiential Squared, Inc. (Manager)	1	0.12%
Frosted Oats	Experiential Squared, Inc. (Manager)	3	0.07%
Future Stars Stable	Experiential Squared, Inc. (Manager)	96	0.96%
Going to Vegas	Experiential Squared, Inc. (Manager)	32	0.63%
Got Stormy	Experiential Squared, Inc. (Manager)	68	1.33%
Cornice Traverse	Experiential Squared, Inc. (Manager)	3	0.40%
Grand Traverse Bay 20	Experiential Squared, Inc. (Manager)	0	0.00%
Malibu Mayhem	Experiential Squared, Inc. (Manager)	9	1.38%
Forbidden Kingdom	Experiential Squared, Inc. (Manager)	1	0.10%
American Heiress	Experiential Squared, Inc. (Manager)	12	0.24%
Kiana's Love	Experiential Squared, Inc. (Manager)	0	0.00%
Kichiro	Experiential Squared, Inc. (Manager)	71	35.50%
Lane Way	Experiential Squared, Inc. (Manager)	2	0.03%
Inalattetrouble	Experiential Squared, Inc. (Manager)	4	0.98%
Lazy Daisy	Experiential Squared, Inc. (Manager)	1	0.08%
Laforgia	Experiential Squared, Inc. (Manager)	20	0.20%
Madarnas	Experiential Squared, Inc. (Manager)	0	0.00%
Major Implications	Experiential Squared, Inc. (Manager)	0	0.00%
Man Among Men	Experiential Squared, Inc. (Manager)	0	0.00%
A Mo Reay	Experiential Squared, Inc. (Manager)	1	0.12%
Straight No Chaser	Experiential Squared, Inc. (Manager)	1101	55.05%
Carpe Vinum	Experiential Squared, Inc. (Manager)	0	0.00%
Tepeu	Experiential Squared, Inc. (Manager)	0	0.00%
Dolce Notte	Experiential Squared, Inc. (Manager)	0	0.00%
Miss Puzzle	Experiential Squared, Inc. (Manager)	0	0.00%
Miss Sakamoto	Experiential Squared, Inc. (Manager)	0	0.00%
Mo Mischief	Experiential Squared, Inc. (Manager)	0	0.00%

74

Monomoy Girl	Experiential Squared, Inc. (Manager)	111	1.09%
Moonless Sky	Experiential Squared, Inc. (Manager)	0	0.00%
Motion Emotion	Experiential Squared, Inc. (Manager)	1020	100.00%
Mrs Whistler	Experiential Squared, Inc. (Manager)	0	0.00%
Naismith	Experiential Squared, Inc. (Manager)	6	0.60%
National Road	Experiential Squared, Inc. (Manager)	11	55.00%
New York Claiming Package	Experiential Squared, Inc. (Manager)	0	0.00%
Night of Idiots	Experiential Squared, Inc. (Manager)	18	22.50%
Nileist	Experiential Squared, Inc. (Manager)	0	0.00%
Noble Goddess	Experiential Squared, Inc. (Manager)	0	0.00%
NY Exacta	Experiential Squared, Inc. (Manager)	3	0.59%
Celebrity News	Experiential Squared, Inc. (Manager)	5	0.42%
Palace Foal	Michael Behrens (Affilliate of Manager)	510	100.00%
Popular Demand	Experiential Squared, Inc. (Manager)	2	0.20%
Power Up Paynter	Experiential Squared, Inc. (Manager)	0	0.00%
Regal Rebel	Experiential Squared, Inc. (Manager)	30	1.50%
Chasing Time	Experiential Squared, Inc. (Manager)	0	0.00%
Rosie's Alibi	Experiential Squared, Inc. (Manager)	20	0.20%
Salute to America	Experiential Squared, Inc. (Manager)	0	0.00%
Sauce On Side	Experiential Squared, Inc. (Manager)	0	0.00%
Shake It Up Baby	Experiential Squared, Inc. (Manager)	0	0.00%
Sigesmund	Experiential Squared, Inc. (Manager)	139	69.50%
Iron Works	Experiential Squared, Inc. (Manager)	0	0.00%
Social Dilemma	Experiential Squared, Inc. (Manager)	0	0.00%
Soul Beam	Experiential Squared, Inc. (Manager)	0	0.00%
Ancient Royalty	Experiential Squared, Inc. (Manager)	1	0.13%
Squared Straight	Experiential Squared, Inc. (Manager)	0	0.00%
Storm Shooter	Experiential Squared, Inc. (Manager)	2	0.10%
Street Band	Experiential Squared, Inc. (Manager)	0	0.00%
Solar Strike	Experiential Squared, Inc. (Manager)	24	0.47%
In Due Time	Experiential Squared, Inc. (Manager)	0	0.00%
Swiss Minister	Experiential Squared, Inc. (Manager)	0	0.00%
Takeo Squared	Experiential Squared, Inc. (Manager)	0	0.00%
Infinite Empire	Experiential Squared, Inc. (Manager)	3	0.37%
Tavasco Road	Experiential Squared, Inc. (Manager)	0	0.00%
Walk the Talk	Experiential Squared, Inc. (Manager)	0	0.00%

75

Duke of Love	Experiential Squared, Inc. (Manager)	686	34.30%
The Filly Four	Experiential Squared, Inc. (Manager)	45	0.56%
Thirteen Stripes	Experiential Squared, Inc. (Manager)	0	0.00%
Tizamagician	Experiential Squared, Inc. (Manager)	0	0.00%
Tufnel	Experiential Squared, Inc. (Manager)	57	1.10%
Annahilate	Experiential Squared, Inc. (Manager)	3	0.67%
Two Trail Sioux 17K	Experiential Squared, Inc. (Manager)	0	0.00%
Utalknboutpractice	Experiential Squared, Inc. (Manager)	5	5.00%
Vertical Threat	Experiential Squared, Inc. (Manager)	2	0.33%
Vow	Experiential Squared, Inc. (Manager)	0	0.00%
War Safe	Experiential Squared, Inc. (Manager)	995	49.75%
Wayne O	Experiential Squared, Inc. (Manager)	0	0.00%
Who Runs the World	Experiential Squared, Inc. (Manager)	2561	50.22%
Micro Share	Experiential Squared, Inc. (Manager)	11	0.22%
Golden Quality	Experiential Squared, Inc. (Manager)	3	15.00%
Star Six Nine	Experiential Squared, Inc. (Manager)	8	0.08%
Yes This Time	Experiential Squared, Inc. (Manager)	4	20.00%
Magical Ways	Experiential Squared, Inc. (Manager)	2189	36.48%
Zestful	Experiential Squared, Inc. (Manager)	0	0.00%

____________________

(1)	Experiential Squared, Inc. or an affiliate holds a promissory note which provides that, at its election, such beneficial owner may convert the outstanding balance of the note into the number of unsold Series Interests in the offering of such Series on the date of conversion. As such, such party is deemed to be the beneficial owner of such unsold Series Interests until such time as the Series is fully subscribed. Notwithstanding the foregoing, as to Series offerings closed on or prior to September 18, 2020, such holders listed above are direct Series Interest Holders as all such promissory notes have been converted in full prior to such date.
(2)	The purchase of membership interests in a Series of the Company is an investment only in that Series (and with respect to that Series’ Underlying Asset) and not an investment in the Company as a whole.
(3)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(4)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.

76

ITEM 5. INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

As described in the financial statements, the Company has the following transactions involving the issuer or related parties (other than compensation described under “Item 3 – “Compensation of Executive Officers” and “Compensation of Manager”):

Advances from Manager

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Advances from Manager” section above for more information.

Related Party Transactions

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Related Party Transactions” section above for more information.

Conflicts of Interest

See “Conflicts of Interest” section above for more information.

ITEM 6. OTHER INFORMATION

None.

77

ITEM 7. FINANCIAL STATEMENTS

Index to Financial Statements

Audited Financial Statements as of December 31, 2021 and 2020 and for the years then ended

78

INDEPENDENT AUDITOR’S REPORT

April 14, 2022

To:  Experiential Squared, Inc as manager of My Racehorse CA LLC

Re:  2021-2020 Financial Statement Audit

We have audited the accompanying financial statements of MY RACEHORSE CA, LLC (a series limited liability company organized in Nevada) (the “Company”), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in members’ equity, and cash flows for the calendar year periods ended December 31, 2020 and 2019, and the related notes to such financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations, changes in members’ equity and its cash flows for the calendar year periods thus ended in accordance with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying restated financial statements have been prepared assuming that the Company will continue as a going concern. However, there is substantial doubt about its ability to continue as a going concern. Management's evaluation of the events and conditions and management's plans regarding these matters are also described in the Notes to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Sincerely,

IndigoSpire CPA Group

IndigoSpire CPA Group, LLC

Aurora, Colorado

April 14, 2022

F-1

MY RACEHORSE CA LLC

BALANCE SHEETS

See accompanying Independent Auditor’s Report

As of December 31, 2021 and 2020

	2021	2020

ASSETS
Current Assets:
Cash and cash equivalents	$–	$–
Horse reserve funds receivable from Manager (see Note 4)	3,668,322	1,470,649
Prepaid expense	129,722	675,019
Total Current Assets	3,798,044	2,145,668

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	10,897,198	9,713,216
Total Non-Current Assets	10,897,198	9,713,216

TOTAL ASSETS	$14,695,242	$11,858,884

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$3,764,514	$1,119,860
Accrued expense	60,302	9,301
Interest payable	46,956	26,769
Total Current Liabilities	3,871,772	1,155,930

Long-term Liabilities:
Long-term debt - related party	3,022,807	2,576,218
Total Long-term Liabilities	3,022,807	2,576,218

Total Liabilities	6,894,579	3,732,148

Members' Equity:
Membership in My Racehorse CA, LLC	324,928	11,843
Subscriptions in series, net of distributions (See Note 6)	24,572,224	14,902,854
Accumulated deficit	(17,096,489)	(6,787,961)
Total Members' Equity	7,800,663	8,126,736

TOTAL LIABILITIES AND MEMBERS' EQUITY	$14,695,242	$11,858,884

See Independent Auditor’s Report and accompanying notes, which are an integral part of these financial statements.

F-2

MY RACEHORSE CA LLC

STATEMENTS OF OPERATIONS

See accompanying Independent Auditor’s Report

For the years ended December 31, 2021 and 2020

	2021	2020

Revenues	$2,608,565	$1,455,916
Cost of Revenues	(4,362,914)	(1,805,350)
Gross Profit/(Loss)	(1,754,349)	(349,434)

Operating Expense:
Depreciation	5,593,064	2,676,696
Management charges	1,949,857	1,917,883
General and administrative	374,367	237,678
Total Operating Expenses	7,917,288	4,832,257

Loss from Operations	(9,671,637)	(5,181,691)

Other Income/(Expense):
Gain/(loss) on disposition of horses	(677,233)	(113,569)
Debt forgiveness	97,621	–
Interest expense	(57,279)	(34,989)
Total Other Expenses	(636,891)	(148,558)

Provision for Income Taxes	–	–

Net Loss	$(10,308,528)	$(5,330,249)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these financial statements.

F-3

MY RACEHORSE CA LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

See accompanying Independent Auditor’s Report

For the years ended December 31, 2021 and 2020

	Membership in My Racehorse CA LLC	Subscriptions in Series	Accumulated Deficit	Total Members' Equity

Balance at January 1, 2020	$11,843	$3,216,968	$(1,457,712)	$1,771,099

Subscriptions received in horse series	–	11,924,496	–	11,924,496
Distributions from horse series	–	(238,610)	–	(238,610)
Net loss	–	–	(5,330,249)	(5,330,249)
Balance at December 31, 2020	11,843	14,902,854	(6,787,961)	8,126,736

Subscriptions received in horse series	–	11,400,929	–	11,400,929
Distributions from horse series	–	(1,731,559)	–	(1,731,559)
Contribution by manager	313,085	–	–	313,085
Net loss	–	–	(10,308,528)	(10,308,528)
Balance at December 31, 2021	$324,928	$24,572,224	$(17,096,489)	$7,800,663

See Independent Auditor’s Report and accompanying notes, which are an integral part of these financial statements.

F-4

MY RACEHORSE CA LLC

STATEMENTS OF CASH FLOWS

See accompanying Independent Auditor’s Report

For the years ended December 31, 2021 and 2020

	2021	2020
Cash Flows From Operating Activities
Net Loss	$(10,308,528)	$(5,330,249)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	5,593,064	2,676,696
Loss/(gain) on disposal of horse ownership	677,233	113,569
Non-cash management fees	–	75,000
Gain on debt forgiveness	(97,621)	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	3,770
Change in prepaid expense	63,523	(123,030)
Change in other assets	481,774	(481,774)
Change in accrued expense	51,002	9,301
Change in accrued interest payable	20,187	26,746
Net Cash Used In Operating Activities	(3,519,366)	(3,029,971)

Cash Flows From Investing Activities
Purchase of horse assets	(7,782,659)	(6,534,116)
Proceeds from horse disposition	328,379	–
Net Cash Used In Investing Activities	(7,454,280)	(6,534,116)

Cash Flows From Financing Activities
Subscriptions received in horse series	11,400,929	11,924,496
Distributions from horse series	(1,731,559)	(238,610)
Capital contributions	313,085	–
Horse revenues, net of expenses, applied to related party loans	544,210	(493,058)
Net advances/(repayments) in amount due to manager	446,981	(1,628,741)
Net Cash Provided by Financing Activities	10,973,646	9,564,087

Net Change In Cash	–	–

Cash at Beginning of Period	–	–
Cash at End of Period	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–
Cash paid for income taxes	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$2,978,670
Non-cash management fees	$–	$75,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these financial statements.

F-5

MY RACEHORSE CA LLC

NOTES TO THE FINANCIAL STATEMENTS

For the years ended December 31, 2021 and 2020

NOTE 1: NATURE OF OPERATIONS

My Racehorse CA LLC d/b/a MyRaceHorse.com (the “Company”) is an early-stage investment series limited liability company established by the manager, Experiential Squared, Inc. (the “Manager”), to invest in individual interests in thoroughbred, quarter and Standardbred horses through underlying Series LLCs. The Company aims to democratize the ownership of racehorses through a self-developed web-based platform and allow fans to experience racehorse ownership by investing in Series LLCs with other like-minded fans. The Company is headquartered in Claremont, CA. The Company was formed in 2016.

Since inception, the Company has relied on advances from founders and raising capital to fund its operations. The Company will likely incur losses prior to generating positive working capital. These matters raise substantial doubt about the Company’s ability to continue as a going concern. During the next 12 months, the Company intends to fund its operations with funding from a Regulation A securities campaign (see Note 10), capital contributions from the founder, and funds from revenue producing activities, if and when such can be realized. If the Company cannot secure additional short-term capital, it may cease operations. These financial statements and related notes thereto do not include any adjustments that might result from these uncertainties.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (GAAP).

The Company adopted the calendar year as its basis of reporting.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents and Concentration of Cash Balance

The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of December 31, 2021, the Company had no cash on hand.

Receivables and Credit Policy

Trade receivables from customers are uncollateralized customer obligations due under normal trade terms, primarily requiring payment before services are rendered. Trade receivables are stated at the amount billed to the customer. Payments of trade receivables are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoice. The Company, by policy, routinely assesses the financial strength of its customers. As a result, the Company believes that its accounts receivable credit risk exposure is limited, and it has not experienced significant write-downs in its accounts receivable balances. As of December 31, 2021 and 2020, the Company has no outstanding accounts receivable. However, all of the cash of the Company is held by the Manager on behalf of the Company.

F-6

Property and Equipment

Property and equipment are recorded at cost. Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are expensed as incurred. When equipment is retired or sold, the cost and related accumulated depreciation are eliminated from the balance sheet accounts and the resultant gain or loss is reflected in income.

Depreciation is provided using the straight-line method, based on useful lives of the assets which range from three to five years. Horse assets are depreciated using the straight-line method over 36 months with no estimated salvage value. A horse is treated as placed in service upon its acquisition by the Company.

The Company reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

As of December 31, 2021 and December 31, 2020, the Company has $20,953,945 and $13,171,287, respectively recorded, at cost, in horse assets.

As of December 31, 2021, property and equipment consisted of the following:

Series Name	Horse Asset plus Acquisition Costs	Less: Depreciation through December 31, 2021	Total
Closed-MRH Amers	$ 6,000	$ (6,000)	$ -
Closed-MRH Bullion	6,000	(6,000)	-
Closed-MRH Cairo Kiss	27,800	(27,800)	-
Closed-MRH Dancing Destroyer	17,238	(17,238)	-
Closed-MRH Kiana's Love	10,600	(10,600)	-
Closed-MRH Madarnas	10,000	(10,000)	-

F-7

Series Name	Horse Asset plus Acquisition Costs	Less: Depreciation through December 31, 2021	Total
Closed-MRH Major Implications	$ 2,500	$ (2,500)	$ -
Closed-MRH Moonless Sky	12,000	(12,000)	-
Closed-MRH Night of Idiots	8,740	(8,740)	-
Closed-MRH Nileist	11,700	(11,700)	-
Closed-MRH Noble Goddess	18,000	(18,000)	-
Closed-MRH Sauce On Side	15,000	(15,000)	-
Closed-MRH Shake It Up Baby	11,000	(11,000)	-
Closed-MRH Soul Beam	23,075	(23,075)	-
Closed-MRH Swiss Minister	7,500	(7,500)	-
Closed-MRH Takeo Squared	15,000	(15,000)	-
Closed-MRH Tavasco Road	10,000	(10,000)	-
Closed-MRH Zestful	19,000	(19,000)	-
Closed-New York Claiming	36,236	(36,236)	-
Edge Dancing Crane	85,000	(24,707)	60,293
Edge Demogorgon	90,000	(5,484)	84,516
Edge Escape Route	42,400	(17,287)	25,113
Edge Halofied	55,000	(12,630)	42,370
Edge In Due Time	95,000	(21,815)	73,185
Edge National Road	85,000	(13,329)	71,671
Edge Tepeu	110,000	(25,259)	84,741
Edge Walk the Talk	84,000	(21,978)	62,022
Edge Without Delay	90,000	(16,833)	73,167
Edge Yes This Time	100,000	(33,692)	66,308
MRH A Mo Reay	164,000	(70,459)	93,541
MRH Above Suspicion	86,100	(37,652)	48,448
MRH American Heiress	344,250	(259,888)	84,363
MRH Authentic	4,359,157	(2,409,828)	1,949,330
MRH Balletic	472,500	(61,815)	410,685
MRH Bella Chica	25,000	(25,000)	-
MRH Big Mel	581,926	(581,926)	-
MRH Can't Hush This	198,000	(84,883)	113,117
MRH Carpe Vinum	129,300	(111,833)	17,467
MRH Carrothers	322,355	(90,502)	231,853
MRH CB Bundle	633,623	(45,671)	587,952
MRH Chasing Time	262,500	(60,937)	201,563
MRH Classic Cut	252,000	(33,194)	218,806

F-8

Series Name	Horse Asset plus Acquisition Costs	Less: Depreciation through December 31, 2021	Total
MRH Collusion Illusion	$ 550,000	$ (214,875)	$ 335,125
MRH Cornice Traverse	157,500	(36,085)	121,415
MRH Daddy's Joy	48,000	(42,662)	5,338
MRH Daring Dancer 20	47,250	(4,856)	42,394
MRH Deep Cover	82,000	(48,170)	33,830
MRH Desire Street 19	85,680	(18,196)	67,485
MRH Dolce Notte	73,800	(31,570)	42,230
MRH Duke of Love	89,250	(18,519)	70,731
MRH Echo Warrior 19	170,100	(44,811)	125,289
MRH Filly Four	1,426,452	(1,089,587)	336,865
MRH Forbidden Kingdom	153,000	(66,867)	86,133
MRH Frosted Oats	102,500	(44,322)	58,178
MRH Future Stars Stable	335,500	(144,750)	190,750
MRH Going to Vegas	318,750	(89,121)	229,629
MRH Grand Traverse Bay 20	39,375	(3,776)	35,599
MRH Howboutdemapples	60,000	(60,000)	-
MRH Inalattetrouble	79,950	(34,201)	45,749
MRH Infinite Empire	147,600	(63,823)	83,777
MRH Iron Works	294,525	(68,372)	226,153
MRH Kanthari	307,913	(79,185)	228,727
MRH Laforgia	229,500	(100,300)	129,200
MRH Lane Way	392,932	(250,694)	142,238
MRH Lookwhogotlucky	47,150	(20,126)	27,024
MRH Magical Ways	252,000	(58,278)	193,722
MRH Malibu Mayhem	95,550	(21,928)	73,622
MRH Man Among Men	147,600	(63,823)	83,777
MRH Micro Share	240,975	(55,728)	185,247
MRH Miss Puzzle	13,730	(13,730)	-
MRH Miss Sakamoto	157,500	(36,424)	121,076
MRH Mo Mischief	255,000	(255,000)	-
MRH Mrs Whistler	84,000	(19,352)	64,648
MRH Naismith	164,250	(73,118)	91,132
MRH NY Exacta	215,000	(104,418)	110,582
MRH Ocean Magic 18	15,606	(15,606)	-
MRH Our Miss Jones 19	63,000	(14,458)	48,542
MRH Popular Demand	161,953	(161,953)	-

F-9

Series Name	Horse Asset plus Acquisition Costs	Less: Depreciation through December 31, 2021	Total
MRH Power Up Paynter	$ 60,000	$ (60,000)	$ -
MRH Provocateur	246,000	(105,689)	140,311
MRH Quantum Theory	45,000	(19,208)	25,792
MRH Regal Rebel	126,000	(26,307)	99,693
MRH Rosie's Alibi	656,250	(86,442)	569,809
MRH Sacred Beauty	32,800	(14,029)	18,771
MRH Salute to America	84,000	(17,430)	66,570
MRH Search Engine	334,688	(77,105)	257,582
MRH Sixtythreecaliber	125,000	(53,819)	71,181
MRH Solar Strike	244,340	(244,340)	-
MRH Song of Bernadette 20	294,525	(38,531)	255,994
MRH Star Six Nine	147,000	(38,525)	108,475
MRH Storm Shooter	180,000	(93,667)	86,333
MRH Straight No Chaser	115,500	(23,966)	91,534
MRH Tap the Gavel	241,500	(55,637)	185,863
MRH Thirteen Stripes	100,000	(51,759)	48,241
MRH Tizamagician	121,545	(108,040)	13,505
MRH Tufnel	163,800	(12,762)	151,038
MRH Two Trail Sioux 17K	24,750	(24,750)	-
MRH Vertical Threat	64,650	(64,650)	-
MRH Vow	147,000	(33,866)	113,134
MRH War Safe	94,500	(17,107)	77,393
MRH Who Runs the World	321,300	(42,034)	279,266
P-MRH Amandrea	115,500	(115,500)	-
P-MRH Ancient Royalty	76,500	(76,500)	-
P-MRH Annahilate	74,250	(74,250)	-
P-MRH Kichiro	15,500	(15,500)	-
P-MRH Lazy Daisy	123,188	(123,188)	-
P-MRH Sigesmund	10,000	(10,000)	-
P-MRH Squared Straight	22,500	(22,500)	-
P-MRH Street Band	45,000	(45,000)	-
P-MRH Utalknboutpractice	11,970	(11,970)	-
P-MRH Wayne O	450,000	(450,000)	-
Total	$ 20,953,945	$ (10,056,748)	$ 10,897,198

F-10

Depreciation totaled $5,593,064 and $2,676,696 for the years ended December 31, 2021 and 2020, respectively.

Fair Value of Financial Instruments

Financial Accounting Standards Board (“FASB”) guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).

Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.

The carrying amounts reported in the balance sheets approximate their fair value.

Revenue Recognition

ASC Topic 606, “Revenue from Contracts with Customers” establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the Company’s contracts to provide goods to customers. Revenues are recognized when control of the promised goods are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements: 1) identify the contract with a customer; 2) identify the performance obligations in the contract; 3) determine the transaction price; 4) allocate the transaction price to performance obligations in the contract; and 5) recognize revenue as the performance obligation is satisfied. No adjustments to revenue recognition were required from the adoption of ASC 606, which was adopted January 1, 2019 and applied to the periods presented using the full retrospective method. The Company generally recognizes revenues upon earning income from its horses.

Costs of Revenues

Costs of revenues include horse related expenses such as insurance, photography, stables and training, transportation and veterinary, depreciation, and gains/losses on horse disposals.

Advertising Expenses

The Company expenses advertising costs as they are incurred.

F-11

Income Taxes

The Company is a limited liability company. Accordingly, under the Internal Revenue Code (IRC), all taxable income or loss flows through to its members. Therefore, no provision for income tax has been recorded in the statements. Income from the Company is reported and taxed to the members on their individual tax returns. However, the Company has elected, in accordance with IRC, to treat each of the individual series as separate subchapter C corporations for tax purposes. No tax provision has been recorded for any series through the balance sheet date as each is in a taxable loss position and no future tax benefits can be reasonably anticipated.

The Company complies with FASB ASC 740 for accounting for uncertainty in income taxes recognized in a company’s financial statements, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FASB ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. The Company believes that its income tax positions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

The Company may in the future become subject to federal, state and local income taxation though it has not been since its inception. The Company is not presently subject to any income tax audit in any taxing jurisdiction.

Reclassifications of Prior Year Balances

Certain balances from the December 31, 2020 statement of operations and statement of cash flows were reclassified to conform to current year presentation. There was no change in the Company’s net loss or net equity position from these reclassifications.

NOTE 3: GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is a business that has not yet generated profits since inception, has sustained a net loss of $10,308,528 during the year ended December 31, 2021, and is dependent upon its manager for financing its operations. The Company’s financial performance is impacted by several key factors. Expenses such as training and care, veterinary, and depreciation are incurred from the date of acquisition, however; series revenues will not commence until the horses begin racing sometime during their two-year-old season. Additionally, as horses continue to mature the series will have increased opportunity to generate greater revenue to offset their ongoing expenses. These factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time.

In making this assessment, management weighed the significance of the factors, conditions, and events considered. Management based the conclusion primarily on the inception-to-date cumulative losses. These factors were determined to be the primary drivers of the Company’s ability to sustain its operating costs in the near term. Management also performed an analysis of its operations through the issuance of these financial statements and funding options currently available to it, including a line of credit available to its manager and its manager’s ability and intent to fund any operational needs for the coming year.

Management concluded that its plans successfully alleviate the substantial doubt to the ability of the Company to continue as a going concern within one year after the date that the financial statements are issued. No assurance can be given that the Company will be successful in these efforts. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

F-12

NOTE 4: ADVANCES FROM MANAGER

To fund its organizational and start-up activities as well as to advance funds on behalf of a series to purchase horse assets, the Manager has covered the expenses and costs of the Company and its series thus far on an interest-bearing revolving line of credit. The manager is entitled to 2.38% interest on the outstanding balance as well as profit participation on the unsold shares. To date the manager has waived and interest due from the series. The Company will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company will repay the Manager for funds extended to acquire horse assets from the series subscription proceeds (less the applicable management fee), as they are received. Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

In the table below, the Company outlines the positions of borrowings and amounts owed to it by the Manager:

Series Name	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series
Edge Dancing Crane	$ (605)	$ -	$ (605)
Edge Demogorgon	5,598	-	5,598
Edge Escape Route	23,489	-	23,489
Edge Halofied	2,691	(22,050)	(19,359)
Edge In Due Time	(5,677)	-	(5,677)
Edge National Road	3,489	(109,990)	(106,501)
Edge Tepeu	7,670	-	7,670
Edge Walk the Talk	(2,114)	-	(2,114)
Edge Without Delay	12,071	(24,200)	(12,129)
Edge Yes This Time	18,364	-	18,364
MRH A Mo Reay	13,825	-	13,825
MRH Above Suspicion	15,485	-	15,485

F-13

Series Name	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series
MRH American Heiress	$ 9,334	$ -	$ 9,334
MRH Authentic	(275,776)	-	(275,776)
MRH Balletic	181,899	(488,988)	(307,089)
MRH Bella Chica	(16,506)	-	(16,506)
MRH Can't Hush This	25,063	-	25,063
MRH Carpe Vinum	(39,137)	-	(39,137)
MRH Carrothers	54,026	(93,061)	(39,036)
MRH CB Bundle	323,639	(994,500)	(670,861)
MRH Chasing Time	124,529	(44)	124,485
MRH Classic Cut	155,443	-	155,443
MRH Collusion Illusion	8,051	-	8,051
MRH Cornice Traverse	89,610	-	89,610
MRH Daddy's Joy	(13,907)	-	(13,907)
MRH Daring Dancer 20	29,717	(81,000)	(51,283)
MRH Deep Cover	7,639	-	7,639
MRH Desire Street 19	63,161	(1,538)	61,623
MRH Dolce Notte	14,472	-	14,472
MRH Duke of Love	102,081	(82,921)	19,160
MRH Echo Warrior 19	94,050	(105,157)	(11,107)
MRH Filly Four	13,645	-	13,645
MRH Forbidden Kingdom	23,801	-	23,801
MRH Frosted Oats	24,375	-	24,375
MRH Future Stars Stable	49,619	-	49,619
MRH Going to Vegas	42,836	-	42,836
MRH Grand Traverse Bay 20	29,460	(72,600)	(43,140)
MRH Howboutdemapples	15,715	-	15,715
MRH Inalattetrouble	22,857	-	22,857
MRH Infinite Empire	19,869	-	19,869
MRH Iron Works	71,245	-	71,245
MRH Kanthari	38,119	-	38,119
MRH Laforgia	40,324	-	40,324
MRH Lane Way	(14,839)	-	(14,839)
MRH Lookwhogotlucky	12,298	-	12,298
MRH Magical Ways	96,692	(139,613)	(42,920)
MRH Malibu Mayhem	85,080	(2,953)	82,127
MRH Man Among Men	19,853	-	19,853

F-14

Series Name	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series
MRH Micro Share	62,342	-	62,342
MRH Miss Puzzle	(741)	-	(741)
MRH Miss Sakamoto	88,070	(49,618)	38,452
MRH Mrs Whistler	113,577	(54,615)	58,962
MRH Naismith	8,314	-	8,314
MRH NY Exacta	34,103	-	34,103
MRH Ocean Magic 18	(6,171)	-	(6,171)
MRH Our Miss Jones 19	74,151	(161,160)	(87,009)
MRH Power Up Paynter	(30,399)	-	(30,399)
MRH Provocateur	34,775	-	34,775
MRH Quantum Theory	14,634	-	14,634
MRH Regal Rebel	115,811	-	115,811
MRH Rosie's Alibi	198,118	(291,312)	(93,194)
MRH Sacred Beauty	11,491	-	11,491
MRH Salute to America	108,755	-	108,755
MRH Search Engine	84,970	-	84,970
MRH Sixtythreecaliber	18,601	-	18,601
MRH Song of Bernadette 20	109,777	(230,118)	(120,341)
MRH Star Six Nine	126,095	-	126,095
MRH Storm Shooter	(470)	-	(470)
MRH Straight No Chaser	138,487	(281,353)	(142,867)
MRH Tap the Gavel	115,344	-	115,344
MRH Thirteen Stripes	25,528	-	25,528
MRH Tizamagician	12,114	-	12,114
MRH Tufnel	93,794	(3,004)	90,790
MRH Vertical Threat	139,563	-	139,563
MRH Vow	113,250	(152)	113,098
MRH War Safe	130,270	(161,454)	(31,184)
MRH Who Runs the World	111,546	(313,113)	(201,567)
Total	$ 3,668,322	$ (3,764,514)	$ (96,192)

NOTE 5: LOANS PAYABLE – RELATED PARTY

The Company acquired the horse asset in the MRH Palace Foal series via a $15,606 convertible profit participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit participating loan bears a 2.38 percent per annum interest rate and is due either when the MRH Palace Foal series is fully subscribed or converted into the unsold units of the MRH Palace Foal. During the time the convertible profit participating loan is outstanding, the underlying cash flow of the MRH Palace Foal series accrues to the loan holder. $15,606 was outstanding on this loan as of both December 31, 2021 and 2020.

F-15

In 2020, with the purchase of the MRH Authentic horse asset the Company agreed to pay purchase bonuses (kickers) upon the achievement of certain milestones. Kickers of $2,443,750 were earned in 2020 and were recognized as a loan payable obligation to the co-owner Spendthrift Farm LLC, a related party, and capitalized as additional horse asset purchase costs.  The loan is to be repaid out of the underlying horse income, net of expenses incurred by the co-owner resulting from the horse’s breeding career.  The loan bears interest at 1.65%.  The net horse income applied against this loan in 2021 was $0 and interest expense of $28,340 was recorded against this loan in 2021.  As of December 31, 2021 and 2020, the outstanding balance of the loan was $1,893,474 and $1,865,134, respectively.

The Company’s manager was entitled to certain unpaid management fees related to the MRH Authentic horse, which totaled $75,000 in 2020 and remained outstanding to the Manager in such amount as of both December 31, 2021 and 2020.

In conjunction with the purchase of the Filly Four series, a portion of the horse purchase price amounting to $534,920 was deferred to be paid out to the co-owner Spendthrift Farm LLC, a related party, from future income from the residual value resulting from the sale of the horse(s).  $446,051 and $534,920 remains due and payable on this loan as of December 31, 2021 and 2020, respectively.

The Company’s manager and another related party, Spendthrift Farm LLC, paid certain training costs on behalf of the Company during 2020 and 2021.  As of December 31, 2021 and 2020, $592,676 and $85,558 remained outstanding on these agreements, respectively. The note will be repaid at the close of the series from the residual value upon the sale of the horse.

Interest expense of $57,279 and $34,989 was incurred on these related party obligations for the years ended December 31, 2021 and 2020, respectively. Accrued interest payable on these obligations totaled $46,956 and $26,769 as of December 31, 2021 and 2020, respectively.

NOTE 6: MEMBERS’ EQUITY

Series Subscriptions

The Company has received membership subscriptions for the following LLC series as of December 31, 2021:

Series Name	Units Offered	Units Tendered	Subscription Amount
Action Bundle	10,000	10,000	$ 310,000
Amandrea	550	550	$ 162,250
Ambleside Park 19	410	410	$ 84,050
Amers	75	75	$ 10,500
Apple Down Under 19	600	600	$ 103,800
Ari the Adventruer 19	5,100	5,100	$ 433,500
Athenian Beauty 19	1,800	1,800	$ 84,600
Authentic	12,500	12,500	$ 2,575,000
Awe Hush 19	1,800	1,800	$ 295,200
Bella Chica	100	100	$ 38,000
Big Mel	6,000	6,000	$ 726,000
Black Escort 19	20	15	$ 75,000

F-16

Series Name	Units Offered	Units Tendered	Subscription Amount
Blue Jeans 20	10,000	10,000	$ 510,000
Bullion	25	25	$ 11,750
Cairo Kiss	80	80	$ 44,400
Carrothers	5,100	4,016	$ 405,616
Cayala 19	4,100	4,100	$ 373,100
Chad Brown Bundle	5,000	-	$ -
Classofsixtythree 19	1,000	1,000	$ 193,000
Co Cola 19	5,100	5,100	$ 540,600
Collusion Illusion	25,000	25,000	$ 750,000
Consecrate 19	410	410	$ 64,370
Count to Eleven 20	5,200	5,143	$ 318,866
Courtisane 19	10,000	10,000	$ 490,000
Daddy’s Joy	600	600	$ 108,000
Dancing Crane	20	20	$ 122,000
Daring Dancer 20	750	-	$ -
De Mystique 17	250	250	$ 35,000
Deep Cover	800	800	$ 176,000
Demogorgon	20	20	$ 128,000
Desire Street19	1,020	1,011	$ 203,211
Echo Warrior 19	6,000	3,867	$ 224,286
Escape Route	10	10	$ 62,952
Essential Rose 20	10,000	6,736	$ 707,280
Exonerated 19	820	820	$ 138,580
The Filly Four	8,000	8,000	$ 1,440,000
Frosted Oats	4,100	4,100	$ 172,200
Future Stars Stable	10,000	10,000	$ 500,000
Going to Vegas	5,100	5,100	$ 438,600
Got Stormy	5,100	5,100	$ 229,500
Grand Traverse Bay 19	750	750	$ 335,250
Grand Traverse Bay 20	750	-	$ -
Into Summer 19	650	641	$ 247,426
Just Louise 19	1,020	1,020	$ 233,580
Keertana 18	5,100	5,100	$ 510,000
Kiana’s Love	200	200	$ 24,000
Kichiro	200	200	$ 26,000
Lane Way	6,000	6,000	$ 540,000
Latte Da 19	4,100	4,100	$ 143,500
Lazy Daisy	1,250	1,250	$ 143,750

F-17

Series Name	Units Offered	Units Tendered	Subscription Amount
Lost Empire 19	10,200	10,200	$ 357,000
Lucy N Ethel 20	5,100	1,558	$ 162,032
Madarnas	50	50	$ 17,500
Margarita Sangrita 17	600	600	$ 192,000
Major Implications	20	20	$ 4,600
Man Among Men	820	820	$ 223,860
Margaret Reay 19	820	820	$ 246,820
Margarita Friday 19	2,000	6	$ 996
Mayan Milagra 19	20	20	$ 170,000
Midnight Sweetie 19	820	820	$ 121,360
Miss Puzzle 17	125	125	$ 31,250
Miss Sakamoto	6,000	4,919	$ 265,626
Mo Mischief	5,100	5,100	$ 382,500
Monomoy Girl	10,200	10,200	$ 469,200
Moonless Sky	200	200	$ 22,000
Motion Emotion	1,020	1,020	$ 85,680
Mrs Whistler	2,000	1,531	$ 209,747
Naismith	2,000	2,000	$ 304,000
National Road	20	-	$ -
Night of Idiots	80	80	$ 20,000
Nileist	45	45	$ 23,850
Noble of Goddess	300	300	$ 33,000
NY Exacta	2,000	2,000	$ 456,000
New York Claiming Package	510	510	$ 71,400
Our Miss Jones 19	1,200	-	$ -
Palace Foal	510	-	$ -
Popular Demand	1,020	1,020	$ 248,880
Power Up Paynter	600	600	$ 114,000
Queen Amira 19	2,000	2,000	$ 330,000
Race Hunter19	10,000	9,999	$ 519,948
RicketyRacketyruss 20	10,000	2,809	$ 224,720
Salute to America	1,000	1,000	$ 273,000
Sauce on Side	125	125	$ 30,000
Shake It Up Baby	250	250	$ 32,500
Sigesmund	200	200	$ 20,000
Silverpocketsfull 19	5,100	5,100	$ 453,900
Social Dilemma	510	510	$ 85,170
Song of Bernadette 20	5,100	2,309	$ 223,973

F-18

Series Name	Units Offered	Units Tendered	Subscription Amount
Soul Beam	65	65	$ 39,650
Speightstown Belle 19	900	900	$ 125,100
Squared Straight	150	150	$ 40,500
Storm Shooter	2,000	2,000	$ 324,000
Street Band	50	50	$ 61,500
Sunny 18	6,000	6,000	$ 390,000
Sweet Sweet Annie	20	20	$ 150,000
Swiss Minister	50	50	$ 14,000
Takeo Squared	100	100	$ 27,000
Tapitry 19	820	820	$ 223,860
Tavasco Road	80	80	$ 18,400
Tell All 19	12	12	$ 126,000
Tell the Duchess 19	2,000	1,313	$ 186,446
Thirteen Stripes	1,000	1,000	$ 229,000
Tizamagician	600	600	$ 192,000
Two Trail Sioux 17	450	450	$ 135,000
Two Trial Sioux 17K	1	1	$ 29,720
Utalknboutpradtice	100	100	$ 30,000
Vertical Threat	600	600	$ 126,000
Vow	2,000	1,999	$ 357,821
War Safe	2,000	699	$ 102,054
Wayne O	6,000	6,000	$ 570,000
Who'sbeeninmybed 19	5,100	5,100	$ 377,400
Without Delay 19	20	16	$ 112,000
Wonder Upon a Star 19	10,000	10,000	$ 370,000
Yes This Time	10	10	$ 129,520
You Make Luvin Fun 19	6,000	3,810	$ 285,750
Zestful	100	100	$ 32,000

Totals	316,473	280,430	$ 26,719,950
Distributions to date			$ (2,150,466)
Total Subscriptions in Series			$ 24,569,485

The members of each of the Company’s series have certain rights with respect to the membership series they are subscribed to. Each series generally holds a single horse asset. A series member is entitled to their pro rata share of the net profits derived from the horse asset held in that series after deduction of expense allocations and direct expenses attributable to the underlying horse asset, based on their percentage of the total outstanding membership interests in that series.

The debts, obligations, and liabilities of the Company, whether arising in contract, tort, or otherwise, are solely the debts, obligations, and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation, or liability.

F-19

NOTE 7: RELATED PARTY TRANSACTIONS

The Company’s Manager has advanced funds to and holds cash reserves on behalf of various of the Company’s series funds. See Note 4 for further discussions.

The Company has various loans outstanding with related parties, as described in Note 5.

Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

NOTE 8: RECENT ACCOUNTING PRONOUNCEMENTS

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted. We are continuing to evaluate the impact of this new standard on our financial reporting and disclosures.

Management does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 9: COMMITMENTS, CONTINGENCIES, AND CONCENTRATIONS

Legal Matters

Company is not currently involved with and does not know of any pending or threatening litigation against the Company or its member.

Long-Term Debt

The Company acquired the horse asset in the MRH Palace Foal series via a $15,606 convertible profit participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit participating loan bears a 2.38 percent per annum interest rate is due either when the MRH Palace Foal series is fully subscribed or converted into the unsold units of the MRH Palace Foal. During the time the convertible profit participating loan is outstanding, the underlying cash flow of the MRH Palace Foal series accrues to the loan holder.

NOTE 10: SUBSEQUENT EVENTS

Anticipated Crowdfunded Offering

The Company is planning to continue to raise capital through the issuance of securities exempt from registration under Regulation A in 2022.

Management’s Evaluation

Management has evaluated subsequent events through April 14, 2022, the date the financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in these financial statements.

F-20

ITEM 8. EXHIBITS

Exhibit 2.1	Articles of Organization (1)
Exhibit 2.2	Amended and Restated Series Limited Liability Company Agreement (2)
Exhibit 3.1	Series Agreement for Series Palace Foal (1)
Exhibit 3.2	Series Agreement for Series De Mystique ‘17 (3)
Exhibit 3.3	Series Agreement for Martita Sangrita 17(4)
Exhibit 3.4	Series Agreement for Daddy’s Joy(4)
Exhibit 3.5	Series Agreement for Vertical Threat (4)
Exhibit 3.6	Series Agreement for Shake it Up Baby(4)
Exhibit 3.7	Series Agreement for Tizamagician (4)
Exhibit 3.8	Series Agreement for Power Up Paynter (5)
Exhibit 3.9	Series Agreement for Two Trail Sioux 17 (5)
Exhibit 3.10	Series Agreement for Wayne O (5)
Exhibit 3.11	Series Agreement for Big Mel (6)
Exhibit 3.12	Series Agreement for Series Amandrea (7)
Exhibit 3.13	Series Agreement for Series Keertana 18 (7)
Exhibit 3.14	Series Agreement for Series Sunny 18 (7)
Exhibit 3.15	Series Agreement for Series Lazy Daisy (7)
Exhibit 3.16	Series Agreement for Series New York Claiming Package (8)
Exhibit 3.17	Series Agreement for Series The Filly Four (8)
Exhibit 3.18	Series Agreement for Series Lane Way(9)
Exhibit 3.19	Series Agreement for Series Mo Mischief (10)
Exhibit 3.20	Series Agreement for Series Deep Cover (10)
Exhibit 3.21	Series Agreement for Series Popular Demand (11)
Exhibit 3.22	Series Agreement for Series Authentic (12)
Exhibit 3.23	Series Agreement for Series Storm Shooter (12)
Exhibit 3.24	Series Agreement for Series Thirteen Stripes (13)
Exhibit 3.25	Series Agreement for Series Naismith (14)
Exhibit 3.26	Series Agreement for Series NY Exacta (14)
Exhibit 3.27	Series Agreement for Series Apple Down Under (15)
Exhibit 3.28	Series Agreement for Just Louise 19 (15)
Exhibit 3.29	Series Agreement for Lost Empire 19 (15)
Exhibit 3.30	Series Agreement for Series Man Among Men (16)
Exhibit 3.31	Series Agreement for Series Frosted Oats (16)
Exhibit 3.32	Series Agreement for Series Tapitry 19 (16)
Exhibit 3.33	Series Agreement for Series Classofsixtythree 19 (16)
Exhibit 3.34	Series Agreement for Cayala 19 (16)
Exhibit 3.35	Series Agreement for Series Margaret Reay 19 (16)
Exhibit 3.36	Series Agreement for Series Awe Hush 19 (16)
Exhibit 3.37	Series Agreement for Series Exonerated 19 (16)
Exhibit 3.38	Series Agreement for Series Speightstown Belle 19 (16)
Exhibit 3.39	Series Agreement for Consecrate 19 (16)
Exhibit 3.40	Series Agreement for Series Latte Da 19 (16)
Exhibit 3.41	Series Agreement for Series Midnight Sweetie 19 (16)
Exhibit 3.42	Series Agreement for Series Ambleside Park 19 (16)
Exhibit 3.43	Series Agreement for Series Athenian Beauty 19 (16)
Exhibit 3.44	Series Agreement for Future Stars Stable (16)

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Exhibit 3.45	Series Agreement for Collusion Illusion (16)
Exhibit 3.46	Series Agreement for Monomoy Girl (17)
Exhibit 3.47	Series Agreement for Got Stormy (17)
Exhibit 3.49	Series Agreement for Social Dilemma (17)
Exhibit 3.51	Series Agreement for Carrothers (19)
Exhibit 3.55	Series Agreement for Echo Warrior 19 (19)
Exhibit 3.57	Series Agreement for Micro Share (f.k.a. Who’sbeeninmybed 19) (20)
Exhibit 3.58	Series Agreement for Malibu Mayhem (f.k.a. Into Summer 19) (20)
Exhibit 3.59	Series Agreement for Mrs Whistler (20)
Exhibit 3.60	Series Agreement for Chasing Time (f.k.a. Race Hunter 19) (20)
Exhibit 3.62	Series Agreement for Vow (20)
Exhibit 3.63	Series Agreement for Magical Ways (f.k.a. You Make Luvin Fun 19) (20)
Exhibit 3.64	Series Agreement for Miss Sakamoto (20)
Exhibit 3.65	Series Agreement for Tap the Gavel (f.k.a. Courtisane 19) (20)
Exhibit 3.66	Series Agreement for Cornice Traverse (f.k.a. Grand Traverse Bay 19) (20)
Exhibit 3.67	Series Agreement for Our Miss Jones 19 (21)
Exhibit 3.68	Series Agreement for Straight No Chaser (f.k.a. Margarita Friday 19)(21)
Exhibit 3.69	Series Agreement for Regal Rebel (f.k.a. Queen Amira 19) (21)
Exhibit 3.70	Series Agreement for Salute to America (21)
Exhibit 3.71	Series Agreement for Desire Street 19 (21)
Exhibit 3.72	Series Agreement for Duke of Love (22)
Exhibit 3.73	Series Agreement for War Safe (22)
Exhibit 3.74	Series Agreement for Tufnel (22)
Exhibit 3.75	Series Agreement for Classic Cut (22)
Exhibit 3.76	Series Agreement for Essential Rose 20 (22)
Exhibit 3.77	Series Agreement for Who Runs the World (22)
Exhibit 3.78	Series Agreement for Balletic (22)
Exhibit 3.79	Series Agreement for Song of Bernadette 20 (22)
Exhibit 3.80	Series Agreement for Daring Dancer 20 (23)
Exhibit 3.81	Series Agreement for Grand Traverse Bay 20 (23)
Exhibit 3.82	Series Agreement for Chad Brown Bundle (23)
Exhibit 4.1	Form of Subscription Agreement (1)
Exhibit 6.1	Management Services Agreement by and between My Racehorse CA LLC and Experiential Squared, Inc. (1)
Exhibit 6.2	Equine Co-Ownership and Acquisition Agreement for Palace Foal (1)
Exhibit 6.3	Profit Participation Convertible Promissory Note for Palace Foal (1)
Exhibit 6.4	Equine Co-Ownership and Acquisition Agreement for De Mystique ‘17 (3)
Exhibit 6.5	Profit Participation Convertible Promissory Note for De Mystique ‘17 (3)
Exhibit 6.6	Equine Co-Ownership and Acquisition Agreement for Martita Sangrita 17 (4)
Exhibit 6.7	Profit Participation Convertible Promissory Note for Martita Sangrita 17 (4)
Exhibit 6.8	Equine Co-Ownership and Acquisition Agreement for Daddy’s Joy (4)
Exhibit 6.9	Profit Participation Convertible Promissory Note for Daddy’s Joy (4)
Exhibit 6.10	Equine Co-Ownership and Acquisition Agreement for Vertical Threat (4)
Exhibit 6.11	Profit Participation Convertible Promissory Note for Vertical Threat (4)
Exhibit 6.12	Equine Co-Ownership and Acquisition Agreement for Shake it Up Baby (4)
Exhibit 6.13	Profit Participation Convertible Promissory Note for Shake it Up Baby (4)
Exhibit 6.14	Equine Co-Ownership and Acquisition Agreement for Tizamagician (4)
Exhibit 6.15	Profit Participation Convertible Promissory Note for Tizamagician (4)
Exhibit 6.16	Equine Co-Ownership and Acquisition Agreement for Power Up Paynter (5)
Exhibit 6.17	Profit Participation Convertible Promissory Note for Power Up Paynter (5)
Exhibit 6.18	Equine Co-Ownership and Acquisition Agreement for Two Trail Sioux 17 (5)
Exhibit 6.19	Profit Participation Convertible Promissory Note for Two Trail Sioux 17 (5)
Exhibit 6.20	Equine Co-Ownership and Acquisition Agreement for Wayne O (5)

80

Exhibit 6.21	Profit Participation Convertible Promissory Note for Wayne O (5)
Exhibit 6.22	Equine Co-Ownership and Acquisition Agreement for Big Mel (6)
Exhibit 6.23	Profit Participation Convertible Promissory Note for Big Mel (6)
Exhibit 6.24	Equine Co-Ownership and Acquisition Agreement for Amandrea (7)
Exhibit 6.25	Profit Participation Convertible Promissory Note for Amandrea (7)
Exhibit 6.26	Equine Co-Ownership and Acquisition Agreement for Keertana 18 (7)
Exhibit 6.27	Profit Participation Convertible Promissory Note for Keertana 18 (7)
Exhibit 6.28	Equine Co-Ownership and Acquisition Agreement for Sunny 18 (7)
Exhibit 6.29	Profit Participation Convertible Promissory Note for Sunny 18 (7)
Exhibit 6.30	Equine Co-Ownership and Acquisition Agreement for Lazy Daisy (7)
Exhibit 6.31	Profit Participation Convertible Promissory Note for Lazy Daisy (7)
Exhibit 6.32	Equine Co-Ownership and Acquisition Agreement for Augusta Moon (8)
Exhibit 6.33	Profit Participation Convertible Promissory Note for Augusta Moon (8)
Exhibit 6.34	Equine Co-Ownership and Acquisition Agreement for Hizaam (8)
Exhibit 6.35	Profit Participation Convertible Promissory Note for Hizaam (8)
Exhibit 6.36	Equine Co-Ownership and Acquisition Agreement for Venetian Sonata 18 (8)
Exhibit 6.37	Profit Participation Convertible Promissory Note for Venetian Sonata 18 (8)
Exhibit 6.38	Equine Co-Ownership and Acquisition Agreement for My Sweet Addiction 18 (8)
Exhibit 6.39	Profit Participation Convertible Promissory Note for My Sweet Addiction 18 (8)
Exhibit 6.40	Equine Co-Ownership and Acquisition Agreement for My Lady Lauren 18 (8)
Exhibit 6.41	Profit Participation Convertible Promissory Note for My Lady Lauren 18 (8)
Exhibit 6.42	Equine Co-Ownership and Acquisition Agreement for Sapucai 18 (8)
Exhibit 6.43	Profit Participation Convertible Promissory Note for Sapucai 18 (8)
Exhibit 6.44	Equine Co-Ownership and Acquisition Agreement for Lane Way(9)
Exhibit 6.45	Profit Participation Convertible Promissory Note for Lane Way(9)
Exhibit 6.46	Equine Co-Ownership and Acquisition Agreement for Mo Mischief (10)
Exhibit 6.47	Profit Participation Convertible Promissory Note for Mo Mischief(10)
Exhibit 6.48	Equine Co-Ownership and Acquisition Agreement for Deep Cover(10)
Exhibit 6.49	Profit Participation Convertible Promissory Note for Deep Cover(10)
Exhibit 6.50	Equine Co-Ownership and Acquisition Agreement for Additional 9% Interest in Big Mel (10)
Exhibit 6.51	Equine Co-Ownership and Acquisition Agreement for Additional 9% Interest in Solar Strike(10)
Exhibit 6.52	Equine Co-Ownership and Acquisition Agreement for Popular Demand (11)
Exhibit 6.53	Profit Participation Convertible Promissory Note for Popular Demand (11)
Exhibit 6.54	Equine Co-Ownership and Acquisition Agreement for Authentic (12)
Exhibit 6.55	Profit Participation Convertible Promissory Note for Authentic (12)
Exhibit 6.56	Profit Participation Convertible Promissory Note for Storm Shooter (12)
Exhibit 6.57	Profit Participation Convertible Promissory Note for Thirteen Stripes (13)
Exhibit 6.58	Profit Participation Convertible Promissory Note for Naismith (14)
Exhibit 6.59	Profit Participation Convertible Promissory Note for NY Exacta (14)
Exhibit 6.60	Broker-Dealer Agreement by and between My Racehorse CA LLC and Dalmore Group, LLC (13)
Exhibit 6.61	Equine Co-Ownership and Acquisition Agreement for Apple Down Under 19 (15)
Exhibit 6.62	Profit Participation Convertible Promissory Note for Apple Down Under 19 (15)
Exhibit 6.63	Equine Co-Ownership and Acquisition Agreement for Just Louise 19 (15)
Exhibit 6.64	Profit Participation Convertible Promissory Note for Just Louise 19 (15)
Exhibit 6.65	Equine Co-Ownership and Acquisition Agreement for Lost Empire 19 (15)
Exhibit 6.66	Profit Participation Convertible Promissory Note for Lost Empire 19 (15)
Exhibit 6.67	Profit Participation Convertible Promissory Note for Man Among Men (16)

81

Exhibit 6.68	Equine Co-Ownership and Acquisition Agreement for Man Among Men (16)
Exhibit 6.69	Profit Participation Convertible Promissory Note for Frosted Oats (16)
Exhibit 6.70	Equine Co-Ownership and Acquisition Agreement for Frosted Oats (16)
Exhibit 6.71	Profit Participation Convertible Promissory Note for Tapitry 19 (16)
Exhibit 6.72	Equine Co-Ownership and Acquisition Agreement for Tapitry 19 (16)
Exhibit 6.73	Profit Participation Convertible Promissory Note for Classofsixtythree 19 (16)
Exhibit 6.74	Equine Co-Ownership and Acquisition Agreement for Classofsixtythree 19 (16)
Exhibit 6.75	Profit Participation Convertible Promissory Note for Cayala 19 (16)
Exhibit 6.76	Equine Co-Ownership and Acquisition Agreement for Cayala 19 (16)
Exhibit 6.77	Profit Participation Convertible Promissory Note for Margaret Reay 19 (16)
Exhibit 6.78	Equine Co-Ownership and Acquisition Agreement for Margaret Reay 19 (16)
Exhibit 6.79	Profit Participation Convertible Promissory Note for Awe Hush 19 (16)
Exhibit 6.80	Profit Participation Convertible Promissory Note for Exonerated 19 (16)
Exhibit 6.81	Equine Co-Ownership and Acquisition Agreement for Exonerated 19 (16)
Exhibit 6.82	Profit Participation Convertible Promissory Note for Speightstown Belle 19 (16)
Exhibit 6.83	Profit Participation Convertible Promissory Note for Consecrate 19 (16)
Exhibit 6.84	Equine Co-Ownership and Acquisition Agreement for Consecrate 19 (16)
Exhibit 6.85	Profit Participation Convertible Promissory Note for Latte Da 19 (16)
Exhibit 6.86	Equine Co-Ownership and Acquisition Agreement for Latte Da 19 (16)
Exhibit 6.87	Profit Participation Convertible Promissory Note for Midnight Sweetie 19 (16)
Exhibit 6.88	Equine Co-Ownership and Acquisition Agreement for Midnight Sweetie 19 (16)
Exhibit 6.89	Profit Participation Convertible Promissory Note for Ambleside Park 19 (16)
Exhibit 6.90	Equine Co-Ownership and Acquisition Agreement for Ambleside Park 19 (16)
Exhibit 6.91	Profit Participation Convertible Promissory Note for Athenian Beauty 19 (16)
Exhibit 6.92	Equine Co-Ownership and Acquisition Agreement for Collusion Illusion (16)
Exhibit 6.93	Profit Participation Convertible Promissory Note for Collusion Illusion (16)
Exhibit 6.94	Racing Lease Agreement for Monomoy Girl (17)
Exhibit 6.95	Profit Participation Convertible Promissory Note for Monomoy Girl (17)
Exhibit 6.96	Racing Lease Agreement for Got Stormy (17)
Exhibit 6.97	Profit Participation Convertible Promissory Note for Got Stormy (17)
Exhibit 6.100	Racing Lease Agreement for Social Dilemma (17)
Exhibit 6.101	Profit Participation Convertible Promissory Note for Social Dilemma (17)
Exhibit 6.106	Amendment No. 1 to Racing Lease for Monomoy Girl (18)
Exhibit 6.107	Amendment No. 1 to Racing Lease for Got Stormy (18)
Exhibit 6.109	Amendment No. 1 to Racing Lease for Social Dilemma (18)
Exhibit 6.113	Equine Co-Ownership and Acquisition Agreement for Carrothers (19)
Exhibit 6.114	Profit Participation Convertible Promissory Note for Carrothers (19)
Exhibit 6.120	Equine Co-Ownership and Acquisition Agreement for Echo Warrior 19 (19)
Exhibit 6.121	Profit Participation Convertible Promissory Note for Echo Warrior 19 (19)
Exhibit 6.124	Equine Co-Ownership and Acquisition Agreement for Micro Share (f.k.a. Who'sbeeninmybed 19) (20)
Exhibit 6.125	Profit Participation Convertible Promissory Note for Micro Share (f.k.a. Who'sbeeninmybed 19) (20)
Exhibit 6.126	Equine Co-Ownership and Acquisition Agreement for Malibu Mayhem (f.k.a. Into Summer 19) (20)
Exhibit 6.127	Profit Participation Convertible Promissory Note for Malibu Mayhem (f.k.a. Into Summer 19) (20)
Exhibit 6.128	Profit Participation Convertible Promissory Note for Mrs Whistler (20)
Exhibit 6.129	Profit Participation Convertible Promissory Note for Chasing Time (f.k.a. Race Hunter 19) (20)
Exhibit 6.132	Profit Participation Convertible Promissory Note for Vow (20)
Exhibit 6.133	Equine Co-Ownership and Acquisition Agreement for Magical Ways (f.k.a You Make Luvin Fun 19) (20)
Exhibit 6.134	Profit Participation Convertible Promissory Note for Magical Ways (f.k.a. You Make Luvin Fun 19) (20)
Exhibit 6.135	Equine Co-Ownership and Acquisition Agreement for Miss Sakamoto (20)

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Exhibit 6.136	Profit Participation Convertible Promissory Note for Miss Sakamoto (20)
Exhibit 6.137	Profit Participation Convertible Promissory Note for Tap the Gavel (f.k.a. Courtisane 19) (20)
Exhibit 6.138	Equine Co-Ownership and Acquisition Agreement for Cornice Traverse (f.k.a. Grand Traverse Bay 19)(20)
Exhibit 6.139	Profit Participation Convertible Promissory Note for Cornice Traverse (f.k.a. Grand Traverse Bay 19) (20)
Exhibit 6.140	Equine Co-Ownership and Acquisition Agreement for Our Miss Jones 19 (21)
Exhibit 6.141	Profit Participation Convertible Promissory Note for Our Miss Jones 19 (21)
Exhibit 6.142	Profit Participation Convertible Promissory Note for Straight No Chaser (f.k.a. Margarita Friday 19) (21)
Exhibit 6.143	Profit Participation Convertible Promissory Note for Regal Rebel (f.k.a. Queen Amira 19) (21)
Exhibit 6.144	Profit Participation Convertible Promissory Note for Salute to America(21)
Exhibit 6.145	Equine Co-Ownership and Acquisition Agreement for Desire Street 19 (21)
Exhibit 6.146	Profit Participation Convertible Promissory Note for Desire Street 19 (21)
Exhibit 6.147	Profit Participation Convertible Promissory Note for Duke of Love (22)
Exhibit 6.148	Profit Participation Convertible Promissory Note for War Safe (22)
Exhibit 6.149	Profit Participation Convertible Promissory Note for Tufnel (22)
Exhibit 6.150	Equine Co-Ownership and Acquisition Agreement for Tufnel (22)
Exhibit 6.151	Profit Participation Convertible Promissory Note for Classic Cut (22)
Exhibit 6.152	Profit Participation Convertible Promissory Note for Essential Rose 20 (22)
Exhibit 6.153	Profit Participation Convertible Promissory Note for Who Runs the World (22)
Exhibit 6.154	Equine Co-Ownership and Acquisition Agreement for Who Runs the World (22)
Exhibit 6.155	Profit Participation Convertible Promissory Note for Balletic (22)
Exhibit 6.156	Profit Participation Convertible Promissory Note for Song of Bernadette 20 (22)
Exhibit 6.157	Equine Co-Ownership and Acquisition Agreement for Song of Bernadette 20 (22)
Exhibit 6.158	Profit Participation Convertible Promissory Note for Daring Dancer 20 (23)
Exhibit 6.159	Equine Co-Ownership and Acquisition Agreement for Daring Dancer 20 (23)
Exhibit 6.160	Profit Participation Convertible Promissory Note for Grand Traverse Bay 20 (23)
Exhibit 6.161	Equine Co-Ownership and Acquisition Agreement for Grand Traverse Bay 20 (23)
Exhibit 6.162	Profit Participation Convertible Promissory Note for Chad Brown Bundle (23)
Exhibit 6.163	Equine Co-Ownership and Acquisition Agreement for Night Combat (23)
Exhibit 6.164	Equine Co-Ownership and Acquisition Agreement for Three Jewels (23)
Exhibit 6.165	Equine Co-Ownership and Acquisition Agreement for Splashdown 20(23)
Exhibit 6.166	Vertalo Subscription Agreement by and between My Racehorse CA LLC and Vertalo, Inc. (24)
Exhibit 6.167	First Amendment to Management Services Agreement by and between My Racehorse CA LLC and Experiential Squared, Inc.(25)
Exhibit 11.1	Consent of IndigoSpire CPA Group, LLC*

 __________________

*	Filed herewith.

(1)	Filed with the Company’s Form 1-A dated September 10, 2018 and incorporated by reference herein.
(2)	Filed with the Company’s Amendment No. 1 to Form 1-A dated November 20, 2018 and incorporated by reference herein.
(3)	Filed with the Company’s Post-Qualification Amendment No. 1 to Form 1-A dated April 18, 2019 and incorporated by reference herein.
(4)	Filed with the Company’s Post-Qualification Amendment No. 3 to Form 1-A dated June 25, 2019 and incorporated by reference herein.
(5)	Filed with the Company’s Post-Qualification Amendment No. 4 to Form 1-A dated July 19, 2019 and incorporated by reference herein.
(6)	Filed with the Company’s Post Qualification Amendment No. 5 to Form 1-A dated August 28, 2019 and incorporated by reference herein.
(7)	Filed with the Company’s Post Qualification Amendment No. 6 to Form 1-A dated October 3, 2019 and incorporated by reference herein.
(8)	Filed with the Company’s Post Qualification Amendment No. 7 to Form 1-A dated December 6, 2019 and incorporated by reference herein.
(9)	Filed with the Company’s Post Qualification Amendment No. 8 to Form 1-A dated February 7, 2020 and incorporated by reference herein.

83

(10)	Filed with the Company’s Post Qualification Amendment No. 9 to Form 1-A dated April 7, 2020 and incorporated by reference herein.
(11)	Filed with the Company’s Post Qualification Amendment No. 11 to Form 1-A dated May 29, 2020 and incorporated by reference herein.
(12)	Filed with the Company’s Post Qualification Amendment No. 12 to Form 1-A dated June 12, 2020 and incorporated by reference herein.
(13)	Filed with the Company’s Post Qualification Amendment No. 13 to Form 1-A dated July 15, 2020 and incorporated by reference herein.
(14)	Filed with the Company’s Post Qualification Amendment No. 14 to Form 1-A dated July 31, 2020 and incorporated by reference herein.
(15)	Filed with the Company’s Post Qualification Amendment No. 16 to Form 1-A dated September 22, 2020 and incorporated by reference herein.
(16)	Filed with the Company’s Post Qualification Amendment No. 19 to Form 1-A dated November 3, 2020 and incorporated by reference herein.
(17)	Filed with the Company’s Post Qualification Amendment No. 20 to Form 1-A dated December 18, 2020 and incorporated by reference herein.
(18)	Filed with the Company’s Post Qualification Amendment No. 22 to Form 1-A dated March 2, 2021 and incorporated by reference herein.
(19)	Filed with the Company’s Post Qualification Amendment No. 24 to Form 1-A dated April 20, 2021 and incorporated by reference herein.
(20)	Filed with the Company’s Post Qualification Amendment No. 24 to Form 1-A dated April 30, 2021 and incorporated by reference herein.
(21)	Filed with the Company’s Post Qualification Amendment No. 27 to Form 1-A dated June 14, 2021 and incorporated by reference herein
(22)	Filed with the Company’s Post Qualification Amendment No. 28 to Form 1-A dated September 3, 2021 and incorporated by reference herein.
(23)	Filed with the Company’s Post Qualification Amendment No. 31 to Form 1-A dated December 6, 2021 and incorporated by reference herein
(24)	Filed with the Company’s Post Qualification Amendment No. 32 to Form 1-A dated January 11, 2022 and incorporated by reference herein
(25)	Filed with the Company’s Form 1-A dated February 22, 2022 and incorporated by reference herein

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SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 21, 2022	MY RACEHORSE CA LLC

By: Experiential Squared, Inc., its Manager

By: /s/ Michael Behrens
Name: Michael Behrens
Title: Chief Executive Officer

Pursuant to the requirements of Regulation A, this report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Behrens Name: Michael Behrens	Chief Executive Officer, Chief Financial Officer and Secretary of Experiential Squared, Inc. (Principal Executive Officer and Principal Financial Officer)	April 21, 2022
MY RACEHORSE CA LLC By: /s/ Michael Behrens Name: Michael Behrens Title: Chief Executive Officer	Manager	April 21, 2022

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